As filed with the Securities and Exchange Commission on July 5, 2019

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-07168)

Hennessy Funds Trust
(Exact name of registrant as specified in charter)

7250 Redwood Blvd., Suite 200
Novato, CA 94945
(Address of principal executive offices) (Zip code)

Neil J. Hennessy
7250 Redwood Blvd., Suite 200
Novato, CA 94945
(Name and address of agent for service)

800-966-4354
Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2019

Date of reporting period: April 30, 2019

Item 1. Reports to Stockholders.
SEMI-ANNUAL REPORT

APRIL 30, 2019

HENNESSY CORNERSTONE GROWTH FUND

Investor Class  HFCGX
Institutional Class  HICGX

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies from the Hennessy Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Hennessy Funds electronically by visiting www.hennessyfunds.com/account or by calling U.S. Bank Global Fund Services at 1-800-261-6950. If you own shares in a Fund through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling U.S. Bank Global Fund Services at 1-800-261-6950 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive paper copies of reports will apply to all Funds in the Hennessy Funds family.

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	23
Proxy Voting Policy and Proxy Voting Records	25
Availability of Quarterly Portfolio Schedule	25
Important Notice Regarding Delivery of Shareholder Documents	25
Electronic Delivery	25
Board Approval of Investment Advisory Agreement	26

HENNESSY FUNDS	1-800-966-4354

May 2019

Dear Hennessy Funds Shareholder:

U.S. markets experienced another roller coaster ride between October 2018 and April 2019. While the markets chalked up good returns over the six-month period ended April 30, 2019, with the Dow Jones Industrial Average rising 7% and the S&P 500® Index rising 10%, the period included a steep drop during the last two months of 2018 followed by an equally steep recovery in early 2019. Brought on by fear over trade negotiations with China and rising short-term interest rates, this correction marked the sixth correction of more than 10% since 2010.  For the previous five corrections, which averaged a decline of 14%, the duration of the drop averaged a very quick 47 trading days from peak to trough, and then the market regained its prior “high” in just 118 trading days. This most recent correction was a little steeper, with a decline of 19% from peak to trough, and while the Dow hasn’t yet quite regained its prior high, we believe it’s only a matter of time. In my opinion, investors should come to expect these inevitable pullbacks as temporary corrections that every bull market experiences.

As you look at the markets today, I urge you to consider the fundamentals. Valuations remain reasonable with the Dow trading at a forward PE of 16x and the S&P 500® trading at 17x, which are slightly above their 10-year averages of 15x and 16x, respectively. Cash flow and earnings are at all-time highs. For the 90% of companies in the S&P 500® that have already reported first quarter earnings, 76% beat their earnings estimate and 59% beat their sales estimate.  Looking forward, we expect earnings to continue to grow at an average of approximately 10% annually both this year and next. Meanwhile, interest rates remain low, with the 30-year bond yield below 3% and mortgage rates at around 4%. The labor market is also strong with wages growing over 3% during the last nine months and unemployment down to 3.6% in April, the lowest rate since 1969.

Meanwhile, cash continues to build up on corporate balance sheets, with over $5.4 trillion for the S&P 500® companies alone. Companies have been spending on investments, and importantly, they have also been returning capital to shareholders. Stock buybacks had a record year in 2018, climbing to $806.4 billion for S&P 500® companies. Share repurchases continued strong into 2019, with S&P 500® companies repurchasing $227 billion worth of stock in the first quarter, an increase of 59% compared to the first quarter of 2018. Dividends are also on the rise, with S&P 500® companies raising their dividends at about 7% annually over the last three years.

And, as I have said many times and continue to believe, there is no sign of the euphoria that generally precedes a bear market. Some investors may think this bull market, now in its 11th year, is “long in the tooth.” I disagree. If you step back, tune out some of the noise, and look at the market from 30,000 feet, the fundamentals point to a continued bull market. I believe the U.S. economy can continue growing at a pace of 2 to 3%, driving corporate profits higher, and I am very confident in the long-term outlook for this market.

HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

Thank you for your continued trust and investment in the Hennessy Funds. We believe that there continue to be great opportunities throughout all parts of the market, and we remain steadfastly focused on managing our high-conviction portfolios for the long-term benefit of our shareholders.  Should you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index and the Dow Jones Industrial Average are unmanaged indices commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

Cash flow is a measure of a company’s financial strength and represents earnings before depreciation, amortization, and non-cash charges. Forward PE, or price to earnings, is a valuation measure calculated by dividing a company’s market price per share by its expected earnings per share over the following 12 months.  Earnings growth is not a measure of a fund’s future performance.

Standard & Poor’s Financial Services LLC is the source and owner of the S&P® and S&P 500® trademarks.

The Dow Jones Industrial Average is the property of the Dow Jones & Company, Inc. Dow Jones & Company, Inc. is not affiliated with the Fund or its investment advisor. Dow Jones & Company, Inc. has not participated in any way in the creation of the Fund or in the selection of stocks included in the Fund and has not approved any information included in this report.

HENNESSY FUNDS	1-800-966-4354
3

Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2019

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Cornerstone Growth Fund –
Investor Class (HFCGX)	-5.48%	-10.83%	4.10%	10.09%
Hennessy Cornerstone Growth Fund –
Institutional Class (HICGX)	-5.34%	-10.54%	4.40%	10.43%
Russell 2000® Index	6.06%	4.61%	8.63%	14.10%
S&P 500® Index	9.76%	13.49%	11.63%	15.32%

Expense ratios:  1.30% (Investor Class); 0.96% (Institutional Class)

(1)	Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell 2000® Index is commonly used to measure the performance of U.S. small-capitalization stocks. The S&P 500® Index is commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with SEC regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

Standard & Poor’s Financial Services LLC is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2019 (Unaudited)

HENNESSY CORNERSTONE GROWTH FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Rent-A-Center, Inc.	2.28%
Carvana Co.	2.23%
Argo Group International Holdings Ltd.	2.17%
America’s Car-Mart, Inc.	2.15%
Great Lakes Dredge & Dock Corp.	2.14%
Fabrinet	2.13%
Treehouse Foods, Inc.	2.09%
CVR Energy, Inc.	2.09%
FTI Consulting, Inc.	2.09%
The E.W. Scripps Co.	2.06%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
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COMMON STOCKS – 96.94%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 4.00%
Live Nation Entertainment, Inc. (a)	45,000	$2,940,300	1.94%
The E.W. Scripps Co.	136,500	3,110,835	2.06%
		6,051,135	4.00%

Consumer Discretionary – 21.03%
America’s Car-Mart, Inc. (a)	32,800	3,248,840	2.15%
Boot Barn Holdings, Inc. (a)	99,100	2,853,089	1.89%
Carvana Co. (a)	47,000	3,363,320	2.23%
Core-Mark Holding Co., Inc.	78,100	2,838,935	1.88%
Dollar General Corp.	24,700	3,114,423	2.06%
Funko, Inc. (a)	133,300	2,643,339	1.75%
Genuine Parts Co.	25,900	2,655,786	1.76%
Haverty Furniture, Inc.	123,806	2,949,059	1.95%
K12, Inc. (a)	83,000	2,499,960	1.65%
Rent-A-Center, Inc. (a)	138,200	3,445,326	2.28%
Sleep Number Corp. (a)	62,200	2,164,560	1.43%
		31,776,637	21.03%

Consumer Staples – 8.09%
Costco Wholesale Corp.	12,000	2,946,360	1.95%
Performance Food Group Co. (a)	74,500	3,050,775	2.02%
Post Holdings, Inc. (a)	27,200	3,067,616	2.03%
Treehouse Foods, Inc. (a)	47,300	3,168,154	2.09%
		12,232,905	8.09%

Energy – 6.08%
CVR Energy, Inc.	69,226	3,157,398	2.09%
ProPetro Holding Corp. (a)	133,200	2,947,716	1.95%
World Fuel Services Corp.	99,800	3,078,830	2.04%
		9,183,944	6.08%

Financials – 10.18%
Argo Group International Holdings Ltd. (b)	42,100	3,286,747	2.17%
Brookfield Asset Management, Inc., Class A (b)	61,500	2,963,685	1.96%
Cannae Holdings, Inc. (a)	118,200	3,034,194	2.01%
LPL Financial Holdings, Inc.	40,300	2,985,827	1.98%
The Progressive Corp.	39,900	3,118,185	2.06%
		15,388,638	10.18%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM
6

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Health Care – 7.13%
Ensign Group, Inc.	57,600	$2,967,552	1.96%
R1 RCM, Inc. (a)	290,000	3,036,300	2.01%
Syneos Health, Inc. (a)	56,300	2,642,159	1.75%
Tenet Healthcare Corp. (a)	97,000	2,124,300	1.41%
		10,770,311	7.13%

Industrials – 11.70%
Aerojet Rocketdyne Holdings, Inc. (a)	86,100	2,915,346	1.93%
Deere & Co.	17,800	2,948,214	1.95%
FTI Consulting, Inc. (a)	37,100	3,152,758	2.09%
Great Lakes Dredge & Dock Corp. (a)	316,800	3,240,864	2.14%
Insperity, Inc.	22,500	2,690,100	1.78%
Luxfer Holdings PLC (b)	113,641	2,728,520	1.81%
		17,675,802	11.70%

Information Technology – 19.10%
Avid Technology, Inc. (a)	342,800	2,605,280	1.72%
Booz Allen Hamilton Holding Corp.	50,100	2,970,429	1.97%
Canadian Solar, Inc. (a)(b)	152,300	3,042,954	2.01%
Cardtronics PLC (a)(b)	82,200	2,939,472	1.95%
CDW Corp.	29,000	3,062,400	2.03%
Fabrinet (a)(b)	53,300	3,225,716	2.13%
Insight Enterprises, Inc. (a)	52,300	2,959,134	1.96%
OSI Systems, Inc. (a)	32,500	2,929,225	1.94%
PCM, Inc. (a)	79,800	2,201,682	1.46%
Tech Data Corp. (a)	27,400	2,921,114	1.93%
		28,857,406	19.10%

Materials – 5.93%
Sonoco Products Co.	47,100	2,970,126	1.96%
Stepan Co.	33,100	3,063,074	2.03%
Warrior Met Coal, Inc.	94,700	2,935,700	1.94%
		8,968,900	5.93%

Utilities – 3.70%
AES Corp.	161,400	2,763,168	1.83%
NRG Energy, Inc.	68,800	2,832,496	1.87%
		5,595,664	3.70%
Total Common Stocks
(Cost $141,182,923)		146,501,342	96.94%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
7

SHORT-TERM INVESTMENTS – 3.27%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 3.27%
Fidelity Government Portfolio, Institutional Class, 2.31% (c)	4,935,323	$4,935,323	3.27%

Total Short-Term Investments
(Cost $4,935,323)		4,935,323	3.27%

Total Investments
(Cost $146,118,246) – 100.21%		151,436,665	100.21%
Liabilities in Excess of Other Assets – (0.21)%		(315,651)	(0.21)%

TOTAL NET ASSETS – 100.00%		$151,121,014	100.00%

Percentages are stated as a percent of net assets.

PLC – Public Limited Company
(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of April 30, 2019.

Summary of Fair Value Exposure as of April 30, 2019

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2019 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$6,051,135	$—	$—	$6,051,135
Consumer Discretionary	31,776,637	—	—	31,776,637
Consumer Staples	12,232,905	—	—	12,232,905
Energy	9,183,944	—	—	9,183,944
Financials	15,388,638	—	—	15,388,638
Health Care	10,770,311	—	—	10,770,311
Industrials	17,675,802	—	—	17,675,802
Information Technology	28,857,406	—	—	28,857,406
Materials	8,968,900	—	—	8,968,900
Utilities	5,595,664	—	—	5,595,664
Total Common Stocks	$146,501,342	$—	$—	$146,501,342
Short-Term Investments
Money Market Funds	$4,935,323	$—	$—	$4,935,323
Total Short-Term Investments	$4,935,323	$—	$—	$4,935,323
Total Investments	$151,436,665	$—	$—	$151,436,665

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM
8

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

ASSETS:
Investments in securities, at value (cost $146,118,246)	$151,436,665
Dividends and interest receivable	51,757
Receivable for fund shares sold	2,068
Prepaid expenses and other assets	23,528
Total assets	151,514,018

LIABILITIES:
Payable for fund shares redeemed	111,139
Payable to advisor	92,717
Payable to administrator	18,621
Payable to auditor	11,121
Accrued distribution fees	113,618
Accrued service fees	11,156
Accrued trustees fees	3,889
Accrued expenses and other payables	30,743
Total liabilities	393,004
NET ASSETS	$151,121,014

NET ASSETS CONSISTS OF:
Capital stock	$159,612,858
Total distributable earnings	(8,491,844)
Total net assets	$151,121,014

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$134,578,995
Shares issued and outstanding	7,050,225
Net asset value, offering price, and redemption price per share	$19.09

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$16,542,019
Shares issued and outstanding	838,326
Net asset value, offering price, and redemption price per share	$19.73

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
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Financial Statements

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

INVESTMENT INCOME:
Dividend income	$823,151
Interest income	52,298
Total investment income	875,449

EXPENSES:
Investment advisory fees (See Note 5)	582,762
Sub-transfer agent expenses – Investor Class (See Note 5)	108,342
Sub-transfer agent expenses – Institutional Class (See Note 5)	5,692
Distribution fees – Investor Class (See Note 5)	104,948
Administration, accounting, custody, and transfer agent fees (See Note 5)	74,309
Service fees – Investor Class (See Note 5)	69,965
Federal and state registration fees	16,055
Compliance expense (See Note 5)	12,846
Audit fees	11,122
Reports to shareholders	10,771
Trustees’ fees and expenses	8,593
Legal fees	824
Other expenses	9,359
Total expenses	1,015,588
NET INVESTMENT LOSS	$(140,139)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized loss on investments	$(12,499,338)
Net change in unrealized appreciation/depreciation on investments	2,634,590
Net loss on investments	(9,864,748)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(10,004,887)

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM
10

STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2019	Year Ended
	(Unaudited)	October 31, 2018
OPERATIONS:
Net investment loss	$(140,139)	$(1,091,362)
Net realized gain (loss) on investments	(12,499,338)	15,676,800
Net change in unrealized
appreciation/depreciation on investments	2,634,590	(30,685,707)
Net decrease in net assets resulting from operations	(10,004,887)	(16,100,269)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(12,717,829)	—
Distributable earnings – Institutional Class	(1,655,292)	—
Total distributions	(14,373,121)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,881,715	2,945,262
Proceeds from shares subscribed – Institutional Class	326,774	1,645,129
Dividends reinvested – Investor Class	12,312,126	—
Dividends reinvested – Institutional Class	1,582,859	—
Cost of shares redeemed – Investor Class	(17,037,927)	(26,887,338)
Cost of shares redeemed – Institutional Class	(3,061,817)	(10,968,680)
Net decrease in net assets derived
from capital share transactions	(3,996,270)	(33,265,627)
TOTAL DECREASE IN NET ASSETS	(28,374,278)	(49,365,896)

NET ASSETS:
Beginning of period	179,495,292	228,861,188
End of period	$151,121,014	$179,495,292

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	101,207	122,514
Shares sold – Institutional Class	16,251	65,421
Shares issued to holders as reinvestment
of dividends – Investor Class	661,942	—
Shares issued to holders as reinvestment
of dividends – Institutional Class	82,441	—
Shares redeemed – Investor Class	(883,102)	(1,116,060)
Shares redeemed – Institutional Class	(156,998)	(442,363)
Net decrease in shares outstanding	(178,259)	(1,370,488)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2019
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$22.17

Income from investment operations:
Net investment income (loss)	(0.02	)(1)
Net realized and unrealized gains (losses) on investments	(1.24)
Total from investment operations	(1.26)

Less distributions:
Dividends from net investment income	—
Dividends from net realized gains	(1.82)
Total distributions	(1.82)
Net asset value, end of period	$19.09

TOTAL RETURN	(5.48	)%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$134.58
Ratio of expenses to average net assets	1.33	%(3)
Ratio of net investment income (loss) to average net assets	(0.22	)%(3)
Portfolio turnover rate(4)	89	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM
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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2018	2017	2016	2015	2014

$24.16	$18.98	$20.00	$18.68	$15.65

(0.17)	(0.09)	(0.02)	0.06	(0.04)
(1.82)	5.27	(0.98)	1.26	3.07
(1.99)	5.18	(1.00)	1.32	3.03

—	—	(0.02)	—	—
—	—	—	—	—
—	—	(0.02)	—	—
$22.17	$24.16	$18.98	$20.00	$18.68

(8.24)%	27.29%	(5.00)%	7.07%	19.36%

$158.98	$197.22	$184.61	$248.74	$227.68
1.30%	1.30%	1.32%	1.15%	1.23%
(0.56)%	(0.33)%	(0.18)%	0.30%	(0.17)%
133%	98%	97%	102%	84%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2019
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$22.88

Income from investment operations:
Net investment income	0.01	(1)
Net realized and unrealized gains (losses) on investments	(1.28)
Total from investment operations	(1.27)

Less distributions:
Dividends from net investment income	—
Dividends from net realized gains	(1.88)
Total distributions	(1.88)
Net asset value, end of period	$19.73

TOTAL RETURN	(5.34	)%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$16.54
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	0.99	%(3)
After expense reimbursement/recoupment	0.99	%(3)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement/recoupment	0.13	%(3)
After expense reimbursement/recoupment	0.13	%(3)
Portfolio turnover rate(4)	89	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM
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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2018	2017	2016	2015	2014

$24.85	$19.46	$20.47	$19.08	$15.94

0.11	0.01	0.17	0.03	0.06
(2.08)	5.38	(1.13)	1.36	3.08
(1.97)	5.39	(0.96)	1.39	3.14

—	—	(0.05)	—	—
—	—	—	—	—
—	—	(0.05)	—	—
$22.88	$24.85	$19.46	$20.47	$19.08

(7.93)%	27.70%	(4.69)%	7.29%	19.70%

$20.52	$31.65	$25.74	$38.96	$25.54

0.96%	0.97%	0.98%	0.99%	1.03%
0.96%	0.97%	0.98%	0.99%	0.98%

(0.23)%	(0.00)%	0.14%	0.51%	0.03%
(0.23)%	(0.00)%	0.14%	0.51%	0.08%
133%	98%	97%	102%	84%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2019 (Unaudited)

1).  ORGANIZATION

The Hennessy Cornerstone Growth Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term growth of capital. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of partnership income and wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

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NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest $0.01. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

3).  SECURITIES VALUATION

The Fund follows fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop

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the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In

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NOTES TO THE FINANCIAL STATEMENTS

addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee, which is comprised of representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2019, are included in the Schedule of Investments.

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4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2019, were $137,169,260 and $151,615,471, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2019.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (collectively, the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During the six months ended April 30, 2019, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

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NOTES TO THE FINANCIAL STATEMENTS

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar Distributors, LLC is an affiliate of Fund Services and U.S. Bank N.A.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2019, the Fund did not have any borrowings outstanding under the line of credit.

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8).  FEDERAL TAX INFORMATION

As of October 31, 2018, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$177,241,031
Gross tax unrealized appreciation	$19,606,515
Gross tax unrealized depreciation	(17,008,137)
Net tax unrealized appreciation/(depreciation)	$2,598,378
Undistributed ordinary income	$—
Undistributed long-term capital gains	14,373,091
Total distributable earnings	$14,373,091
Other accumulated gain/(loss)	$(1,085,305)
Total accumulated gain/(loss)	$15,886,164

The difference between book-basis unrealized appreciation/depreciation (as shown in the Statement of Assets and Liabilities) and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to partnership adjustments and wash sales.

As of October 31, 2018, the Fund had no tax basis capital losses to offset future capital gains.

As of October 31, 2018, the Fund deferred, on a tax basis, a late-year ordinary loss of $1,085,305. Late-year ordinary losses are net ordinary losses incurred after December 31, 2017, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2019 (year to date) and fiscal year 2018, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2019	October 31, 2018
Ordinary income(1)	$—	$—
Long-term capital gain	14,373,121	—
	$14,373,121	$—

(1) Ordinary income includes short-term capital gain.

9).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2019, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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NOTES TO THE FINANCIAL STATEMENTS/EXPENSE EXAMPLE

Expense Example (Unaudited)
April 30, 2019

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2018, through April 30, 2019.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” or “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2018	April 30, 2019	During Period(1)
Investor Class
Actual	$1,000.00	$ 945.20	$6.41
Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	$6.66

Institutional Class
Actual	$1,000.00	$ 946.60	$4.78
Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$4.96

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.33% for Investor Class shares or 0.99% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the one-half year period).

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EXPENSE EXAMPLE — ELECTRONIC DELIVERY

How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

For periods ending on or prior to January 31, 2019, the Fund has filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. For periods ending on or after April 30, 2019, the Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-Q and Forms N-PORT are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Funds offer shareholders the option to receive account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery, please visit www.hennessyfunds.com. You may change your delivery preference at any time by visiting our website or calling U.S. Bank Global Fund Services at 1-800-261-6950.

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Board Approval of Investment Advisory
Agreement

At its meeting on March 12, 2019, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process of approving the continuation of the advisory agreement, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	An inventory of the services provided by the Advisor to the Fund;

(4)	A written discussion of economies of scale;

(5)	A summary of the key terms of the advisory agreement;

(6)	A recent Fund fact sheet, which included performance information over various periods;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q.

All of the factors discussed were considered as a whole by the Trustees and by the Independent Trustees meeting in executive session. The factors were viewed in their totality by the Trustees, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review, the Trustees concluded that the Advisor provides high-quality services to the Fund and noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions.

(d)
The Advisor monitors compliance with federal securities laws, maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers, conducts on-site visits to the Fund’s service providers, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O, and cyber insurance coverage, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

(e)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(f)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

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27

(g)	The Advisor is actively involved with preparing regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(h)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(i)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Waterhouse, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(j)
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(k)	The Advisor provides a quarterly compliance certification to the Board.

(l)
The Advisor prepares or reviews all Board materials, frequently presents to the Board and leads Board discussions, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and also noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within the range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

(4)
The Trustees also considered whether the Advisor was realizing economies of scale that it should share with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund are asset-based fees, so the Advisor does not realize material economies of scale relating to those expenses as the assets of the Fund increase. For example, mutual fund platform fees increase as the Fund’s assets grow. The Trustees also considered the Advisor’s efforts to contain expenses through actions such as renegotiating service contracts, the Advisor’s significant marketing efforts to promote the Funds, the

HENNESSYFUNDS.COM
28

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Advisor’s investments in personnel to manage the Funds, and the Advisor’s agreement to waive fees or lower its management fees in certain circumstances. The Trustees noted that it did not appear that the Advisor was realizing economies of scale at current asset levels and concluded that it would continue to monitor economies of scale in the future as circumstances changed.

(5)
The Trustees considered the profitability of the Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)
The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees, along with a very low level of turnover, and concluded that this was beneficial to the Fund and its shareholders.

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

HENNESSY FUNDS	1-800-966-4354
29

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19103-2529

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2019

HENNESSY FOCUS FUND

Investor Class  HFCSX
Institutional Class  HFCIX

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies from the Hennessy Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Hennessy Funds electronically by visiting www.hennessyfunds.com/account or by calling U.S. Bank Global Fund Services at 1-800-261-6950. If you own shares in a Fund through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling U.S. Bank Global Fund Services at 1-800-261-6950 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive paper copies of reports will apply to all Funds in the Hennessy Funds family.

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	24
Proxy Voting Policy and Proxy Voting Records	26
Availability of Quarterly Portfolio Schedule	26
Federal Tax Distribution Information	26
Important Notice Regarding Delivery of Shareholder Documents	26
Electronic Delivery	26
Board Approval of Investment Advisory Agreements	27

HENNESSY FUNDS	1-800-966-4354

May 2019

Dear Hennessy Funds Shareholder:

U.S. markets experienced another roller coaster ride between October 2018 and April 2019. While the markets chalked up good returns over the six-month period ended April 30, 2019, with the Dow Jones Industrial Average rising 7% and the S&P 500® Index rising 10%, the period included a steep drop during the last two months of 2018 followed by an equally steep recovery in early 2019. Brought on by fear over trade negotiations with China and rising short-term interest rates, this correction marked the sixth correction of more than 10% since 2010.  For the previous five corrections, which averaged a decline of 14%, the duration of the drop averaged a very quick 47 trading days from peak to trough, and then the market regained its prior “high” in just 118 trading days. This most recent correction was a little steeper, with a decline of 19% from peak to trough, and while the Dow hasn’t yet quite regained its prior high, we believe it’s only a matter of time. In my opinion, investors should come to expect these inevitable pullbacks as temporary corrections that every bull market experiences.

As you look at the markets today, I urge you to consider the fundamentals. Valuations remain reasonable with the Dow trading at a forward PE of 16x and the S&P 500® trading at 17x, which are slightly above their 10-year averages of 15x and 16x, respectively. Cash flow and earnings are at all-time highs. For the 90% of companies in the S&P 500® that have already reported first quarter earnings, 76% beat their earnings estimate and 59% beat their sales estimate.  Looking forward, we expect earnings to continue to grow at an average of approximately 10% annually both this year and next. Meanwhile, interest rates remain low, with the 30-year bond yield below 3% and mortgage rates at around 4%. The labor market is also strong with wages growing over 3% during the last nine months and unemployment down to 3.6% in April, the lowest rate since 1969.

Meanwhile, cash continues to build up on corporate balance sheets, with over $5.4 trillion for the S&P 500® companies alone. Companies have been spending on investments, and importantly, they have also been returning capital to shareholders. Stock buybacks had a record year in 2018, climbing to $806.4 billion for S&P 500® companies. Share repurchases continued strong into 2019, with S&P 500® companies repurchasing $227 billion worth of stock in the first quarter, an increase of 59% compared to the first quarter of 2018. Dividends are also on the rise, with S&P 500® companies raising their dividends at about 7% annually over the last three years.

And, as I have said many times and continue to believe, there is no sign of the euphoria that generally precedes a bear market. Some investors may think this bull market, now in its 11th year, is “long in the tooth.” I disagree. If you step back, tune out some of the noise, and look at the market from 30,000 feet, the fundamentals point to a continued bull market. I believe the U.S. economy can continue growing at a pace of 2 to 3%, driving corporate profits higher, and I am very confident in the long-term outlook for this market.

HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

Thank you for your continued trust and investment in the Hennessy Funds. We believe that there continue to be great opportunities throughout all parts of the market, and we remain steadfastly focused on managing our high-conviction portfolios for the long-term benefit of our shareholders.  Should you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index and the Dow Jones Industrial Average are unmanaged indices commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

Cash flow is a measure of a company’s financial strength and represents earnings before depreciation, amortization, and non-cash charges. Forward PE, or price to earnings, is a valuation measure calculated by dividing a company’s market price per share by its expected earnings per share over the following 12 months.  Earnings growth is not a measure of a fund’s future performance.

Standard & Poor’s Financial Services LLC is the source and owner of the S&P® and S&P 500® trademarks.

The Dow Jones Industrial Average is the property of the Dow Jones & Company, Inc. Dow Jones & Company, Inc. is not affiliated with the Fund or its investment advisor. Dow Jones & Company, Inc. has not participated in any way in the creation of the Fund or in the selection of stocks included in the Fund and has not approved any information included in this report.

HENNESSY FUNDS	1-800-966-4354
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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2019

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Focus Fund –
Investor Class (HFCSX)	14.06%	10.21%	9.95%	14.24%
Hennessy Focus Fund –
Institutional Class (HFCIX)	14.27%	10.62%	10.35%	14.60%
Russell 3000® Index	9.71%	12.68%	11.20%	15.29%
Russell Midcap® Growth Index	16.55%	17.64%	12.20%	16.56%

Expense ratios:  1.48% (Investor Class); 1.10% (Institutional Class)

(1)	Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods on or prior to October 26, 2012, is that of the FBR Focus Fund.

The Russell 3000® Index is commonly used to measure the performance of U.S. stocks. The Russell Midcap® Growth Index is commonly used to measure the performance of U.S. medium-capitalization growth stocks. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with SEC regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2019 (Unaudited)

HENNESSY FOCUS FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
American Tower Corp., Class A	10.83%
CarMax, Inc.	10.72%
Brookfield Asset Management, Inc.	9.57%
O’Reilly Automotive, Inc.	9.33%
Markel Corp.	8.55%
Aon PLC	8.09%
The Charles Schwab Corp.	6.96%
American Woodmark Corp.	6.89%
NVR, Inc.	6.44%
Hexcel Corp.	5.11%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
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COMMON STOCKS – 87.40%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 28.52%
Camping World Holdings, Inc. (d)	2,471,506	$36,874,870	2.03%
CarMax, Inc. (a)	2,500,002	194,650,156	10.72%
NVR, Inc. (a)	37,107	116,979,075	6.44%
O’Reilly Automotive, Inc. (a)	447,178	169,288,175	9.33%
		517,792,276	28.52%

Financials – 39.81%
Aon PLC	815,010	146,815,902	8.09%
Brookfield Asset Management, Inc., Class A (b)	3,606,169	173,781,284	9.57%
Encore Capital Group, Inc. (a)(d)	3,082,416	87,109,076	4.80%
Markel Corp. (a)	144,858	155,216,796	8.55%
Marlin Business Services Corp. (d)	1,010,273	22,013,849	1.21%
Metro Bank PLC (a)(b)	1,170,005	11,442,666	0.63%
The Charles Schwab Corp.	2,760,440	126,372,943	6.96%
		722,752,516	39.81%

Industrials – 19.07%
American Woodmark Corp. (a)(d)	1,390,485	125,046,316	6.89%
Ametek, Inc.	407,422	35,922,398	1.98%
Ashtead Group PLC (b)	2,860,658	79,157,045	4.36%
Hexcel Corp.	1,313,682	92,890,454	5.11%
Mistras Group, Inc. (a)	971,558	13,320,060	0.73%
		346,336,273	19.07%
Total Common Stocks
(Cost $844,589,312)		1,586,881,065	87.40%

REITS – 10.83%

Financials – 10.83%
American Tower Corp., Class A	1,007,304	196,726,471	10.83%

Total REITS
(Cost $5,105,453)		196,726,471	10.83%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM
6

SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 1.76%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 1.76%
Fidelity Government Portfolio, Institutional Class, 2.31% (c)	31,880,734	$31,880,734	1.76%

Total Short-Term Investments
(Cost $31,880,734)		31,880,734	1.76%

Total Investments
(Cost $881,575,499) – 99.99%		1,815,488,270	99.99%
Other Assets in Excess of Liabilities – 0.01%		102,271	0.01%

TOTAL NET ASSETS – 100.00%		$1,815,590,541	100.00%

Percentages are stated as a percent of net assets.

PLC – Public Limited Company
REIT – Real Estate Investment Trust
(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of April 30, 2019.
(d)
Investment in affiliated security.  Investment represents five percent or more of the outstanding voting securities of the issuer, making the issuer an affiliate of the Fund, under the Investment Company Act of 1940, as amended, for the six months ended April 30, 2019. Details of transactions with affiliated companies for the six months ended April 30, 2019, are as follows:

	Common Stocks
	American	Camping	Encore	Marlin
	Woodmark	World	Capital	Business
	Corp.	Holdings, Inc.	Group, Inc.	Services Corp.	Total
Beginning Cost –
November 1, 2018	$75,323,233	$52,261,467	$104,853,067	$15,865,289	$248,303,056
Purchase Cost	$—	$—	$—	$—	$—
Sales Cost	$(8,475,452)	$—	$—	$—	$(8,475,452)
Ending Cost –
April 30, 2019	$66,847,781	$52,261,467	$104,853,067	$15,865,289	$239,827,604
Dividend Income	$—	$757,269	$—	$282,876	$1,040,145
Net Change
in Unrealized
Appreciation/
Depreciation	$44,360,559	$(5,511,458)	$8,784,885	$(4,839,207)	$42,794,779
Realized Gain/Loss	$(1,159,830)	$—	$—	$—	$(1,159,830)
Shares	1,390,485	2,471,506	3,082,416	1,010,273	7,954,680
Market Value –
April 30, 2019	$125,046,316	$36,874,870	$87,109,076	$22,013,849	$271,044,111

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
7

Summary of Fair Value Exposure as of April 30, 2019

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2019 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$517,792,276	$—	$—	$517,792,276
Financials	722,752,516	—	—	722,752,516
Industrials	346,336,273	—	—	346,336,273
Total Common Stocks	$1,586,881,065	$—	$—	$1,586,881,065
REITS
Financials	$196,726,471	$—	$—	$196,726,471
Total REITS	$196,726,471	$—	$—	$196,726,471
Short-Term Investments
Money Market Funds	$31,880,734	$—	$—	$31,880,734
Total Short-Term Investments	$31,880,734	$—	$—	$31,880,734
Total Investments	$1,815,488,270	$—	$—	$1,815,488,270

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM
8

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

ASSETS:
Investments in unaffiliated securities, at value (cost $641,747,895)	$1,544,444,159
Investments in affiliated securities, at value (cost $239,827,604)	271,044,111
Total investments in securities, at value (cost $881,575,499)	1,815,488,270
Dividends and interest receivable	419,280
Receivable for fund shares sold	758,797
Receivable for securities sold	4,197,006
Prepaid expenses and other assets	71,534
Total assets	1,820,934,887

LIABILITIES:
Payable for fund shares redeemed	2,974,348
Payable to advisor	1,341,719
Payable to administrator	273,259
Payable to auditor	11,113
Accrued distribution fees	240,607
Accrued service fees	100,423
Accrued trustees fees	72
Accrued expenses and other payables	402,805
Total liabilities	5,344,346
NET ASSETS	$1,815,590,541

NET ASSETS CONSISTS OF:
Capital stock	$681,123,533
Total distributable earnings	1,134,467,008
Total net assets	$1,815,590,541

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$1,223,739,727
Shares issued and outstanding	15,651,400
Net asset value, offering price, and redemption price per share	$78.19

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$591,850,814
Shares issued and outstanding	7,347,600
Net asset value, offering price, and redemption price per share	$80.55

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
9

Financial Statements

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

INVESTMENT INCOME:
Dividend income from unaffiliated securities(1)	$5,841,573
Dividend income from affiliated securities	1,040,145
Interest income	356,897
Total investment income	7,238,615

EXPENSES:
Investment advisory fees (See Note 5)	8,402,858
Sub-transfer agent expenses – Investor Class (See Note 5)	1,275,827
Sub-transfer agent expenses – Institutional Class (See Note 5)	291,126
Distribution fees – Investor Class (See Note 5)	911,305
Administration, accounting, custody, and transfer agent fees (See Note 5)	880,107
Service fees – Investor Class (See Note 5)	607,537
Reports to shareholders	73,813
Federal and state registration fees	37,358
Legal fees	12,847
Compliance expense (See Note 5)	12,846
Trustees’ fees and expenses	12,489
Interest expense (See Note 7)	11,529
Audit fees	11,122
Other expenses	91,609
Total expenses	12,632,373
NET INVESTMENT LOSS	$(5,393,758)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain(loss) on:
Unaffiliated investments	$220,414,223
Affiliated investments	(1,159,830)
Net change in unrealized appreciation/depreciation on:
Unaffiliated investments	(18,735,619)
Affiliated investments	42,794,779
Net gain on investments	243,313,553
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$237,919,795

(1)	Net of foreign taxes withheld of $196,524.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM
10

STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2019	Year Ended
	(Unaudited)	October 31, 2018
OPERATIONS:
Net investment loss	$(5,393,758)	$(14,828,187)
Net realized gain on investments	219,254,393	373,659,739
Net change in unrealized
appreciation/depreciation on investments	24,059,160	(373,847,242)
Net increase (decrease) in net
assets resulting from operations	237,919,795	(15,015,690)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(222,109,465)	(103,968)
Distributable earnings – Institutional Class	(129,338,014)	(67,148)
Total distributions	(351,447,479)	(171,116)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	26,160,146	110,725,649
Proceeds from shares subscribed – Institutional Class	60,705,467	198,457,882
Dividends reinvested – Investor Class	218,459,006	102,585
Dividends reinvested – Institutional Class	112,851,020	57,674
Cost of shares redeemed – Investor Class	(295,048,048)	(432,891,744)
Cost of shares redeemed – Institutional Class	(345,418,072)	(442,177,824)
Net decrease in net assets derived
from capital share transactions	(222,290,481)	(565,725,778)
TOTAL DECREASE IN NET ASSETS	(335,818,165)	(580,912,584)

NET ASSETS:
Beginning of period	2,151,408,706	2,732,321,290
End of period	$1,815,590,541	$2,151,408,706

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	356,414	1,252,599
Shares sold – Institutional Class	799,344	2,178,048
Shares issued to holders as reinvestment
of dividends – Investor Class	3,226,392	1,169
Shares issued to holders as reinvestment
of dividends – Institutional Class	1,620,026	641
Shares redeemed – Investor Class	(4,029,819)	(4,879,914)
Shares redeemed – Institutional Class	(4,550,196)	(4,839,525)
Net decrease in shares outstanding	(2,577,839)	(6,286,982)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
11

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2019
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$83.20

Income from investment operations:
Net investment income (loss)	(0.26	)(1)
Net realized and unrealized gains (losses) on investments	9.72
Total from investment operations	9.46

Less distributions:
Dividends from net investment income	—
Dividends from net realized gains	(14.47)
Total distributions	(14.47)
Paid-in capital from redemption fees	—
Net asset value, end of period	$78.19

TOTAL RETURN	14.06	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$1,223.74
Ratio of expenses to average net assets	1.48	%(3)
Ratio of net investment income (loss) to average net assets	(0.71	)%(3)
Portfolio turnover rate(4)	0	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.
(5)	Amount is between $(0.005) and $0.005.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2018	2017	2016	2015	2014

$84.92	$70.63	$71.94	$69.46	$63.58

(0.86)	(0.51)	(0.45)	(0.33)	0.27
(0.85)	14.80	(0.72)	8.07	6.68
(1.71)	14.29	(1.17)	7.74	6.95

—	—	—	(0.02)	—
(0.01)	—	(0.14)	(5.24)	(1.07)
(0.01)	—	(0.14)	(5.26)	(1.07)
—	—	—	—	0.00 (5)
$83.20	$84.92	$70.63	$71.94	$69.46

(2.02)%	20.23%	(1.63)%	11.83%	11.05%

$1,339.45	$1,675.00	$1,626.71	$1,615.36	$1,213.03
1.47%	1.48%	1.47%	1.46%	1.41%
(0.72)%	(0.51)%	(0.65)%	(0.55)%	0.41%
13%	5%	2%	4%	18%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2019
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$85.66

Income from investment operations:
Net investment income (loss)	(0.13	)(1)
Net realized and unrealized gains (losses) on investments	10.01
Total from investment operations	9.88

Less distributions:
Dividends from net investment income	—
Dividends from net realized gains	(14.99)
Total distributions	(14.99)
Net asset value, end of period	$80.55

TOTAL RETURN	14.27	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$591.85
Ratio of expenses to average net assets	1.11	%(3)
Ratio of net investment income (loss) to average net assets	(0.33	)%(3)
Portfolio turnover rate(4)	0	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2018	2017	2016	2015	2014

$87.10	$72.17	$73.24	$70.50	$64.32

(0.28)	(0.11)	(0.14)	(0.08)	0.35
(1.15)	15.04	(0.79)	8.19	6.90
(1.43)	14.93	(0.93)	8.11	7.25

—	—	—	(0.05)	—
(0.01)	—	(0.14)	(5.32)	(1.07)
(0.01)	—	(0.14)	(5.37)	(1.07)
$85.66	$87.10	$72.17	$73.24	$70.50

(1.65)%	20.69%	(1.27)%	12.23%	11.40%

$811.96	$1,057.32	$765.82	$520.06	$283.31
1.09%	1.10%	1.10%	1.11%	1.10%
(0.34)%	(0.13)%	(0.28)%	(0.19)%	0.59%
13%	5%	2%	4%	18%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2019 (Unaudited)

1).  ORGANIZATION

The Hennessy Focus Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is capital appreciation. The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes –No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

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NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value ( “NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest $0.01. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/loss on investments. Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

j).
REIT Equity Securities – The Fund may invest in the equity securities of real estate investment trusts (REITs). Distributions received from REITs may be classified as dividends, capital gains, or return of capital. Investments in REITs may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. At other times, investments in a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes these amounts, these distributions could constitute a return of capital to Fund

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shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.

k).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December  15, 2019, and interim periods within those fiscal years. Management has evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

3).  SECURITIES VALUATION

The Fund follows fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and

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NOTES TO THE FINANCIAL STATEMENTS

valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

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The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee, which is comprised of representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2019, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2019, were $3,728,860 and $526,352,358, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2019.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (collectively, the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During the six months ended April 30, 2019, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and furnishes office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.90%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

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NOTES TO THE FINANCIAL STATEMENTS

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, Broad Run Investment Management, LLC. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During the six months ended April 30, 2019, the Advisor (not the Fund) paid a sub-advisory fee at the rate of 0.29% of the daily net assets of the Fund.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar Distributors, LLC is an affiliate of Fund Services and U.S. Bank N.A.

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The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2019, the Fund had an outstanding average daily balance and a weighted average interest rate of $440,146 and 5.38%, respectively. The interest expensed by the Fund during the six months ended April 30, 2019, is included in the Statement of Operations. The maximum amount outstanding for the Fund during the period was $22,462,000. As of April 30, 2019, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2018, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$1,243,738,586
Gross tax unrealized appreciation	$998,259,530
Gross tax unrealized depreciation	(88,405,919)
Net tax unrealized appreciation/(depreciation)	$909,853,611
Undistributed ordinary income	$—
Undistributed long-term capital gains	351,447,441
Total distributable earnings	$351,447,441
Other accumulated gain/(loss)	$(13,306,360)
Total accumulated gain/(loss)	$1,247,994,692

As of October 31, 2018, the Fund had no tax basis capital losses to offset future capital gains.

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NOTES TO THE FINANCIAL STATEMENTS

As of October 31, 2018, the Fund deferred, on a tax basis, a late-year ordinary loss of $13,306,360. Late-year ordinary losses are net ordinary losses incurred after December 31, 2017, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2019 (year to date) and fiscal year 2018, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2019	October 31, 2018
Ordinary income(1)	$—	$—
Long-term capital gain	351,447,479	171,116
	$351,447,479	$171,116

(1) Ordinary income includes short-term capital gain.

9).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2019, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Expense Example (Unaudited)
April 30, 2019

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2018, through April 30, 2019.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” or “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2018	April 30, 2019	During Period(1)
Investor Class
Actual	$1,000.00	$1,140.60	$7.86
Hypothetical (5% return before expenses)	$1,000.00	$1,017.46	$7.40

Institutional Class
Actual	$1,000.00	$1,142.70	$5.90
Hypothetical (5% return before expenses)	$1,000.00	$1,019.29	$5.56

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.48% for Investor Class shares or 1.11% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the one-half year period).

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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

For periods ending on or prior to January 31, 2019, the Fund has filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. For periods ending on or after April 30, 2019, the Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-Q and Forms N-PORT are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2018 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Funds offer shareholders the option to receive account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery, please visit www.hennessyfunds.com. You may change your delivery preference at any time by visiting our website or calling U.S. Bank Global Fund Services at 1-800-261-6950.

HENNESSYFUNDS.COM
26

PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Board Approval of Investment Advisory
Agreements

At its meeting on March 12, 2019, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”) and the sub-advisory agreement for the Fund between the Advisor and Broad Run Investment Management, LLC. (the “Sub-Advisor”). As part of the process of approving the continuation of the advisory and sub-advisory agreements, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory and sub-advisory agreements. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory and sub-advisory agreements.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory and sub-advisory agreements. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory and sub-advisory agreements and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory and sub-advisory agreements and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	An inventory of the services provided by the Advisor and the Sub-Advisor to the Fund and the distinction between the Advisor-provided services and the Sub-Advisor-provided services;

(4)	A written discussion of economies of scale;

(5)	Summaries of the key terms of the advisory agreement and sub-advisory agreement;

(6)	A recent Fund fact sheet, which included performance information over various periods;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund;

(8)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(9)	A completed questionnaire from the Sub-Advisor;

(10)	A summary of the Sub-Advisor’s questionnaire and relevant information from the Sub-Advisor’s Form ADV Parts I and II;

(11)	The Sub-Advisor’s Code of Ethics; and

(12)	Financial information of the Sub-Advisor.

All of the factors discussed were considered as a whole by the Trustees and by the Independent Trustees meeting in executive session. The factors were viewed in their totality by the Trustees, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory and sub-advisory agreements. The Trustees recognized that the management and fee

HENNESSY FUNDS	1-800-966-4354
27

arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory and sub-advisory agreements, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor and the Sub-Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor and the Sub-Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor and the Sub-Advisor from serving as an investment advisor to the Fund (other than the advisory and sub-advisory fees).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review, the Trustees concluded that the Advisor provides high-quality services to the Fund and noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor oversees the Sub-Advisor for the Fund, and the Sub-Advisor acts as the portfolio manager for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions.

(d)
The Advisor monitors compliance with federal securities laws, maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Sub-Advisor and the Fund’s other service providers, conducts on-site visits to the Sub-Advisor and the Fund’s other service providers, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O, and cyber insurance coverage, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

(e)
The Advisor oversees the selection and continued employment of the Sub-Advisor, reviews the Fund’s investment performance, and monitors the Sub-Advisor’s adherence to the Fund’s investment objectives, policies, and restrictions.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(f)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(g)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(h)	The Advisor is actively involved with preparing regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(i)	For each annual report of the Fund, the Advisor reviews the written summary prepared by the Sub-Advisor of the Fund’s performance during the most recent 12-month period.

(j)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Waterhouse, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)
The Advisor prepares or reviews all Board materials, frequently presents to the Board and leads Board discussions, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)	The Trustees considered the services identified below that are provided by the Sub-Advisor:

(a)	The Sub-Advisor acts as the portfolio manager for the Fund. In this capacity, the Sub-Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Sub-Advisor ensures that its compliance program includes policies and procedures relevant to the Fund and the Sub-Advisor’s duties as a portfolio manager to the Fund.

(c)	For each annual report of the Fund, the Sub-Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(d)
The Sub-Advisor provides a quarterly compliance certification to the Board regarding trading and allocation practices, supervisory matters, the Sub-Advisor’s compliance program (including its code of ethics), compliance with the Fund’s policies, and general firm updates.

HENNESSY FUNDS	1-800-966-4354
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(3)
The Trustees considered the distinction between the services performed by the Advisor and the Sub-Advisor. The Trustees noted that the management of the Fund, including the oversight of the Sub-Advisor, involves more comprehensive and substantive duties than the duties of the Sub-Advisor. Specifically, the Trustees considered the lists of services identified above and concluded that the services performed by the Advisor for the Fund require a higher level of service and oversight than the services performed by the Sub-Advisor. Based on this determination, the Trustees concluded that the differential in advisory fees between the Advisor and the Sub-Advisor is reasonable.

(4)
The Trustees compared the performance of the Fund to benchmark indices over various periods and also noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor and the Sub-Advisor manage the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted continuation of the advisory and sub-advisory agreements.

(5)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within the range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory and sub-advisory agreements.

(6)
The Trustees also considered whether the Advisor was realizing economies of scale that it should share with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund are asset-based fees, so the Advisor does not realize material economies of scale relating to those expenses as the assets of the Fund increase. For example, mutual fund platform fees increase as the Fund’s assets grow. The Trustees also considered the Advisor’s efforts to contain expenses through actions such as renegotiating service contracts, the Advisor’s significant marketing efforts to promote the Funds, the Advisor’s investments in personnel to manage the Funds, and the Advisor’s agreement to waive fees or lower its management fees in certain circumstances. The Trustees determined that it did not appear that the Advisor was realizing significant economies of scale and concluded that it would continue to monitor economies of scale in the future as circumstances changed.

(7)
The Trustees considered the profitability of the Advisor and the Sub-Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor and the Sub-Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(8)
The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees, along with a very low level of turnover, and concluded that this was beneficial to the Fund and its shareholders.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(9)
The Trustees considered any benefits to the Advisor and the Sub-Advisor from serving as an advisor to the Fund (other than the advisory and sub-advisory fees). The Trustees noted that the Advisor and the Sub-Advisor may derive ancillary benefits from, by way of example, their association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor and the Sub-Advisor from their relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ findings that (i) the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s and the Sub-Advisor’s own efforts in the performance of their duties under the advisory and sub-advisory agreements and (ii) although the Sub-Advisor could derive benefits from the conversion of Fund shareholders into separate account clients, the Fund also could benefit from potential institutional shareholders who might choose to invest in the Fund.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor and the Sub-Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s and the Sub-Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory and sub-advisory agreements.

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(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19103-2529

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2019

HENNESSY CORNERSTONE MID CAP 30 FUND

Investor Class  HFMDX
Institutional Class  HIMDX

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies from the Hennessy Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Hennessy Funds electronically by visiting www.hennessyfunds.com/account or by calling U.S. Bank Global Fund Services at 1-800-261-6950. If you own shares in a Fund through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling U.S. Bank Global Fund Services at 1-800-261-6950 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive paper copies of reports will apply to all Funds in the Hennessy Funds family.

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	24
Proxy Voting Policy and Proxy Voting Records	26
Availability of Quarterly Portfolio Schedule	26
Federal Tax Distribution Information	26
Important Notice Regarding Delivery of Shareholder Documents	26
Electronic Delivery	26
Board Approval of Investment Advisory Agreement	27

HENNESSY FUNDS	1-800-966-4354

May 2019

Dear Hennessy Funds Shareholder:

U.S. markets experienced another roller coaster ride between October 2018 and April 2019. While the markets chalked up good returns over the six-month period ended April 30, 2019, with the Dow Jones Industrial Average rising 7% and the S&P 500® Index rising 10%, the period included a steep drop during the last two months of 2018 followed by an equally steep recovery in early 2019. Brought on by fear over trade negotiations with China and rising short-term interest rates, this correction marked the sixth correction of more than 10% since 2010.  For the previous five corrections, which averaged a decline of 14%, the duration of the drop averaged a very quick 47 trading days from peak to trough, and then the market regained its prior “high” in just 118 trading days. This most recent correction was a little steeper, with a decline of 19% from peak to trough, and while the Dow hasn’t yet quite regained its prior high, we believe it’s only a matter of time. In my opinion, investors should come to expect these inevitable pullbacks as temporary corrections that every bull market experiences.

As you look at the markets today, I urge you to consider the fundamentals. Valuations remain reasonable with the Dow trading at a forward PE of 16x and the S&P 500® trading at 17x, which are slightly above their 10-year averages of 15x and 16x, respectively. Cash flow and earnings are at all-time highs. For the 90% of companies in the S&P 500® that have already reported first quarter earnings, 76% beat their earnings estimate and 59% beat their sales estimate.  Looking forward, we expect earnings to continue to grow at an average of approximately 10% annually both this year and next. Meanwhile, interest rates remain low, with the 30-year bond yield below 3% and mortgage rates at around 4%. The labor market is also strong with wages growing over 3% during the last nine months and unemployment down to 3.6% in April, the lowest rate since 1969.

Meanwhile, cash continues to build up on corporate balance sheets, with over $5.4 trillion for the S&P 500® companies alone. Companies have been spending on investments, and importantly, they have also been returning capital to shareholders. Stock buybacks had a record year in 2018, climbing to $806.4 billion for S&P 500® companies. Share repurchases continued strong into 2019, with S&P 500® companies repurchasing $227 billion worth of stock in the first quarter, an increase of 59% compared to the first quarter of 2018. Dividends are also on the rise, with S&P 500® companies raising their dividends at about 7% annually over the last three years.

And, as I have said many times and continue to believe, there is no sign of the euphoria that generally precedes a bear market. Some investors may think this bull market, now in its 11th year, is “long in the tooth.” I disagree. If you step back, tune out some of the noise, and look at the market from 30,000 feet, the fundamentals point to a continued bull market. I believe the U.S. economy can continue growing at a pace of 2 to 3%, driving corporate profits higher, and I am very confident in the long-term outlook for this market.

  HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

Thank you for your continued trust and investment in the Hennessy Funds. We believe that there continue to be great opportunities throughout all parts of the market, and we remain steadfastly focused on managing our high-conviction portfolios for the long-term benefit of our shareholders.  Should you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index and the Dow Jones Industrial Average are unmanaged indices commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

Cash flow is a measure of a company’s financial strength and represents earnings before depreciation, amortization, and non-cash charges. Forward PE, or price to earnings, is a valuation measure calculated by dividing a company’s market price per share by its expected earnings per share over the following 12 months.  Earnings growth is not a measure of a fund’s future performance.

Standard & Poor’s Financial Services LLC is the source and owner of the S&P® and S&P 500® trademarks.

The Dow Jones Industrial Average is the property of the Dow Jones & Company, Inc. Dow Jones & Company, Inc. is not affiliated with the Fund or its investment advisor. Dow Jones & Company, Inc. has not participated in any way in the creation of the Fund or in the selection of stocks included in the Fund and has not approved any information included in this report.

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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2019

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Cornerstone
Mid Cap 30 Fund –
Investor Class (HFMDX)	2.98%	-7.79%	4.25%	12.43%
Hennessy Cornerstone
Mid Cap 30 Fund –
Institutional Class (HIMDX)	3.14%	-7.45%	4.59%	12.82%
Russell Midcap® Index	11.65%	10.69%	9.75%	15.65%
S&P 500® Index	9.76%	13.49%	11.63%	15.32%

Expense ratios:  1.31% (Investor Class); 0.95% (Institutional Class)

(1)	Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell Midcap® Index is commonly used to measure the performance of U.S. medium-capitalization stocks. The S&P 500® Index is commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with SEC regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

Standard & Poor’s Financial Services LLC is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

  HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2019 (Unaudited)

HENNESSY CORNERSTONE MID CAP 30 FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Crocs, Inc.	4.64%
AES Corp.	4.51%
Post Holdings, Inc.	4.01%
Booz Allen Hamilton Holding Corp.	3.99%
Casey’s General Stores, Inc.	3.97%
Spirit Airlines, Inc.	3.93%
Clean Harbors, Inc.	3.81%
Aaron’s, Inc.	3.79%
Cleveland-Cliffs, Inc.	3.54%
Murphy USA, Inc.	3.50%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
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COMMON STOCKS – 97.22%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 24.93%
Aaron’s, Inc.	324,700	$18,082,543	3.79%
American Axle & Manufacturing Holdings, Inc. (a)	952,800	14,053,800	2.95%
American Eagle Outfitters, Inc.	621,661	14,783,098	3.10%
BJ’s Restaurants, Inc.	218,600	10,910,326	2.29%
Crocs, Inc. (a)	794,000	22,112,900	4.64%
Murphy USA, Inc. (a)	195,200	16,683,744	3.50%
Penn National Gaming, Inc. (a)	488,958	10,595,720	2.22%
Restoration Hardware Holdings, Inc. (a)	109,000	11,631,390	2.44%
		118,853,521	24.93%

Consumer Staples – 10.68%
Casey’s General Stores, Inc.	143,100	18,939,285	3.97%
Post Holdings, Inc. (a)	169,642	19,132,225	4.01%
Sprouts Farmers Market, Inc. (a)	600,400	12,860,568	2.70%
		50,932,078	10.68%

Energy – 4.71%
EnLink Midstream LLC	1,034,485	12,093,130	2.54%
PBF Energy, Inc.	308,600	10,362,788	2.17%
		22,455,918	4.71%

Financials – 6.70%
Assurant, Inc.	161,400	15,333,000	3.22%
Old Republic International Corp.	742,600	16,604,536	3.48%
		31,937,536	6.70%

Health Care – 5.60%
Allscripts Healthcare Solutions, Inc. (a)	1,133,500	11,187,645	2.34%
Molina Healthcare, Inc. (a)	119,800	15,529,674	3.26%
		26,717,319	5.60%

Industrials – 20.41%
Arcosa, Inc.	150,866	4,696,459	0.98%
Clean Harbors, Inc. (a)	238,700	18,141,200	3.81%
Insperity, Inc.	136,500	16,319,940	3.42%
Landstar System, Inc.	139,600	15,210,816	3.19%
NOW, Inc. (a)	978,200	14,301,284	3.00%
Spirit Airlines, Inc. (a)	344,700	18,744,786	3.93%
Trinity Industries, Inc.	459,100	9,898,196	2.08%
		97,312,681	20.41%

The accompanying notes are an integral part of these financial statements.

  HENNESSYFUNDS.COM
6

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology – 9.34%
Booz Allen Hamilton Holding Corp.	320,600	$19,008,374	3.99%
CACI International, Inc., Class A (a)	83,800	16,335,972	3.43%
Conduent, Inc. (a)	714,000	9,160,620	1.92%
		44,504,966	9.34%

Materials – 6.86%
Ashland Global Holdings, Inc.	196,700	15,840,251	3.32%
Cleveland-Cliffs, Inc.	1,688,100	16,864,119	3.54%
		32,704,370	6.86%

Utilities – 7.99%
AES Corp.	1,254,200	21,471,904	4.51%
UGI Corp.	304,500	16,598,295	3.48%
		38,070,199	7.99%
Total Common Stocks
(Cost $483,808,726)		463,488,588	97.22%

SHORT-TERM INVESTMENTS – 2.89%
Money Market Funds – 2.89%
Fidelity Government Portfolio, Institutional Class, 2.31% (b)	13,791,004	13,791,004	2.89%

Total Short-Term Investments
(Cost $13,791,004)		13,791,004	2.89%

Total Investments
(Cost $497,599,730) – 100.11%		477,279,592	100.11%
Liabilities in Excess of Other Assets – (0.11)%		(525,962)	(0.11)%

TOTAL NET ASSETS – 100.00%		$476,753,630	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income-producing security.
(b)	The rate listed is the fund’s seven-day yield as of April 30, 2019.

The accompanying notes are an integral part of these financial statements.

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Summary of Fair Value Exposure as of April 30, 2019

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2019 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$118,853,521	$—	$—	$118,853,521
Consumer Staples	50,932,078	—	—	50,932,078
Energy	22,455,918	—	—	22,455,918
Financials	31,937,536	—	—	31,937,536
Health Care	26,717,319	—	—	26,717,319
Industrials	97,312,681	—	—	97,312,681
Information Technology	44,504,966	—	—	44,504,966
Materials	32,704,370	—	—	32,704,370
Utilities	38,070,199	—	—	38,070,199
Total Common Stocks	$463,488,588	$—	$—	$463,488,588
Short-Term Investments
Money Market Funds	$13,791,004	$—	$—	$13,791,004
Total Short-Term Investments	$13,791,004	$—	$—	$13,791,004
Total Investments	$477,279,592	$—	$—	$477,279,592

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

ASSETS:
Investments in securities, at value (cost $497,599,730)	$477,279,592
Dividends and interest receivable	306,618
Receivable for fund shares sold	32,711
Return of capital receivable	216,466
Prepaid expenses and other assets	45,628
Total assets	477,881,015

LIABILITIES:
Payable for fund shares redeemed	564,281
Payable to advisor	294,263
Payable to administrator	73,453
Payable to auditor	11,119
Accrued distribution fees	33,428
Accrued service fees	21,420
Accrued trustees fees	3,328
Accrued expenses and other payables	126,093
Total liabilities	1,127,385
NET ASSETS	$476,753,630

NET ASSETS CONSISTS OF:
Capital stock	$536,390,919
Total distributable earnings	(59,637,289)
Total net assets	$476,753,630

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$257,296,273
Shares issued and outstanding	20,545,725
Net asset value, offering price, and redemption price per share	$12.52

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$219,457,357
Shares issued and outstanding	16,927,880
Net asset value, offering price, and redemption price per share	$12.96

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

INVESTMENT INCOME:
Dividend income	$2,573,376
Interest income	148,504
Total investment income	2,721,880

EXPENSES:
Investment advisory fees (See Note 5)	1,959,067
Sub-transfer agent expenses – Investor Class (See Note 5)	307,284
Sub-transfer agent expenses – Institutional Class (See Note 5)	125,366
Administration, accounting, custody, and transfer agent fees (See Note 5)	249,266
Distribution fees – Investor Class (See Note 5)	209,511
Service fees – Investor Class (See Note 5)	139,674
Reports to shareholders	38,394
Federal and state registration fees	31,315
Compliance expense (See Note 5)	12,846
Audit fees	11,122
Trustees’ fees and expenses	9,688
Legal fees	3,458
Interest expense (See Note 7)	1,021
Other expenses	36,097
Total expenses	3,134,109
NET INVESTMENT LOSS	$(412,229)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized loss on investments	$(31,706,426)
Net change in unrealized appreciation/depreciation on investments	41,002,379
Net gain on investments	9,295,953
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,883,724

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2019	Year Ended
	(Unaudited)	October 31, 2018
OPERATIONS:
Net investment loss	$(412,229)	$(2,737,904)
Net realized gain (loss) on investments	(31,706,426)	263,670,396
Net change in unrealized
appreciation/depreciation on investments	41,002,379	(355,690,732)
Net increase (decrease) in net assets
resulting from operations	8,883,724	(94,758,240)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(84,472,220)	(59,254,277)
Distributable earnings – Institutional Class	(78,382,313)	(103,063,607)
Total distributions	(162,854,533)	(162,317,884)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed in
the Reorganization – Investor Class	—	216,366,669
Proceeds from shares subscribed in
the Reorganization – Institutional Class	—	105,537,409
Proceeds from shares subscribed – Investor Class	3,250,756	20,976,077
Proceeds from shares subscribed – Institutional Class	10,046,864	53,065,851
Dividends reinvested – Investor Class	83,056,407	58,251,271
Dividends reinvested – Institutional Class	76,949,068	99,300,713
Cost of shares redeemed – Investor Class	(88,168,001)	(196,042,061)
Cost of shares redeemed – Institutional Class	(122,097,883)	(404,237,132)
Net decrease in net assets derived
from capital share transactions	(36,962,789)	(46,781,203)
TOTAL DECREASE IN NET ASSETS	(190,933,598)	(303,857,327)

NET ASSETS:
Beginning of period	667,687,228	971,544,555
End of period	$476,753,630	$667,687,228

CHANGES IN SHARES OUTSTANDING:
Shares issued in the Reorganization – Investor Class	—	10,499,531
Shares issued in the Reorganization – Institutional Class	—	4,794,539
Shares sold – Investor Class	256,146	1,074,535
Shares sold – Institutional Class	717,920	2,546,896
Shares issued to holders as reinvestment
of dividends – Investor Class	7,160,035	3,038,668
Shares issued to holders as reinvestment
of dividends – Institutional Class	6,417,831	5,045,768
Shares redeemed – Investor Class	(6,929,143)	(10,187,380)
Shares redeemed – Institutional Class	(9,158,307)	(20,331,396)
Net decrease in shares outstanding	(1,535,518)	(3,518,839)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2019
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$16.87

Income from investment operations:
Net investment income (loss)	(0.02	)(1)
Net realized and unrealized gains (losses) on investments	0.17
Total from investment operations	0.15

Less distributions:
Dividends from net investment income	—
Dividends from net realized gains	(4.50)
Total distributions	(4.50)
Net asset value, end of period	$12.52

TOTAL RETURN	2.98	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$257.30
Ratio of expenses to average net assets	1.36	%(3)
Ratio of net investment income (loss) to average net assets	(0.33	)%(3)
Portfolio turnover rate(4)	0	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2018	2017	2016	2015	2014

$22.46	$18.37	$20.12	$19.00	$17.32

(0.06)	(0.15)	(0.07)	0.10	(0.05)
(1.87)	4.36	(1.51)	2.16	3.04
(1.93)	4.21	(1.58)	2.26	2.99

—	—	(0.03)	—	(0.05)
(3.66)	(0.12)	(0.14)	(1.14)	(1.26)
(3.66)	(0.12)	(0.17)	(1.14)	(1.31)
$16.87	$22.46	$18.37	$20.12	$19.00

(10.54)%	23.02%	(7.89)%	12.35%	18.25%

$338.39	$351.16	$485.15	$765.90	$258.17
1.31%	1.34%	1.35%	1.17%	1.25%
(0.47)%	(0.33)%	(0.24)%	0.27%	(0.47)%
181%	106%	108%	5%	132%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2019
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$17.38

Income from investment operations:
Net investment income (loss)	0.00	(1)(2)
Net realized and unrealized gains (losses) on investments	0.17
Total from investment operations	0.17

Less distributions:
Dividends from net investment income	—
Dividends from net realized gains	(4.59)
Total distributions	(4.59)
Net asset value, end of period	$12.96

TOTAL RETURN	3.14	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$219.46
Ratio of expenses to average net assets:
Before expense reimbursement	0.99	%(4)
After expense reimbursement	0.99	%(4)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	0.04	%(4)
After expense reimbursement	0.04	%(4)
Portfolio Turnover(5)	0	%(3)

(1)	Amount is between $(0.005) and $0.005.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.
(5)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2018		2017	2016	2015	2014

$23.07		$18.80	$20.55	$19.36	$17.62

(0.00	)(1)	0.02	0.00 (1)	(0.03)	(0.08)
(1.92)		4.38	(1.54)	2.38	3.17
(1.92)		4.40	(1.54)	2.35	3.09

—		—	(0.06)	—	(0.09)
(3.77)		(0.13)	(0.15)	(1.16)	(1.26)
(3.77)		(0.13)	(0.21)	(1.16)	(1.35)
$17.38		$23.07	$18.80	$20.55	$19.36

(10.22)%		23.47%	(7.53)%	12.62%	18.57%

$329.30		$620.38	$754.97	$306.04	$75.53

0.95%		0.97%	0.97%	0.96%	1.07%
0.95%		0.97%	0.97%	0.96%	0.98%

(0.12)%		0.04%	0.07%	0.41%	(0.29)%
(0.12)%		0.04%	0.07%	0.41%	(0.20)%
181%		106%	108%	5%	132%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2019 (Unaudited)

1).  ORGANIZATION

The Hennessy Cornerstone Mid Cap 30 Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term growth of capital. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

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NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest $0.01. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

3).  SECURITIES VALUATION

The Fund follows fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and

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related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be

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18

NOTES TO THE FINANCIAL STATEMENTS

determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee, which is comprised of representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2019, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2019, were $0 and $191,253,600, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2019.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (collectively, the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During the six months ended April 30, 2019, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

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The Advisor has agreed to limit total annual operating expenses to 1.39% of the Fund’s net assets for Investor Class shares and 1.07% of the Fund’s net assets for Institutional Class shares (in each case, excluding all federal, state, and local taxes, interest, brokerage commissions, extraordinary items, and acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities) through January 12, 2020, pursuant to the written direction of the Board.

For three years following the date on which expenses were waived or incurred, the Advisor may recoup waived or reimbursed expenses from the Fund if total operating expenses, including such recoupment, does not exceed the expense limitation in effect (i) at the time the Advisor waived or reimbursed such expenses and (ii) at the time the Advisor recoups such expenses. There are no recoverable amounts, and the Advisor did not recoup expenses during the six months ended April 30, 2019.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative,

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NOTES TO THE FINANCIAL STATEMENTS

accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar Distributors, LLC is an affiliate of Fund Services and U.S. Bank N.A.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2019, the Fund had an outstanding average daily balance and a weighted average interest rate of $36,917 and 5.50%, respectively. The interest expensed by the Fund during the six months ended April 30, 2019, is included in the Statement of Operations. The maximum amount outstanding for the Fund during the period was $4,350,000. As of April 30, 2019, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2018, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$739,706,681
Gross tax unrealized appreciation	$4,822,523
Gross tax unrealized depreciation	(73,343,330)
Net tax unrealized appreciation/(depreciation)	$(68,520,807)
Undistributed ordinary income	$5,436,050
Undistributed long-term capital gains	157,418,277
Total distributable earnings	$162,854,327
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$94,333,520

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The difference between book-basis unrealized appreciation/depreciation (as shown in the Statement of Assets and Liabilities) and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2018, the Fund had no tax basis capital losses to offset future capital gains.

As of October 31, 2018, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2017, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2019 (year to date) and fiscal year 2018, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2019	October 31, 2018
Ordinary income(1)	$5,436,147	$—
Long-term capital gain	157,418,386	162,317,884
	$162,854,533	$162,317,884

(1)  Ordinary income includes short-term capital gain.

9).  AGREEMENT AND PLAN OF REORGANIZATION

On November 16, 2017, and December 26, 2017, shareholders of each of the Rainier Mid Cap Equity Fund and the Rainier Small/Mid Cap Equity Fund, respectively, approved an Agreement and Plan of Reorganization between the Trust, on behalf of the Fund, and Rainier Investment Management Mutual Funds, a Delaware statutory trust, on behalf of the Rainier Mid Cap Equity Fund and the Rainier Small/Mid Cap Equity Fund, respectively. The Agreements and Plans of Reorganization provided for the transfer of all of the assets of the Rainier Mid Cap Equity Fund and the Rainier Small/Mid Cap Equity Fund to the Fund and the assumption of the liabilities (other than any excluded liabilities) of the Rainier Mid Cap Equity Fund and the Rainier Small/Mid Cap Equity Fund by the Fund. The Rainier Mid Cap Equity Fund, the Rainier Small/Mid Cap Equity Fund, and the Fund have substantially similar investment objectives. The following tables illustrate the specifics of the reorganization of the Rainier Mid Cap Equity Fund and the Rainier Small/Mid Cap Equity Fund into the Fund:

		Shares Issued	Net Assets of the Fund
Rainier Mid		to Shareholders
Cap Equity Fund		of Rainier Mid		Combined	Tax Status
Net Assets		Cap Equity Fund	Pre-Merger	(Post-Merger)	of Transfer
$69,217,067	(1)	2,967,419	$968,703,016	$1,037,920,083	Non-taxable

(1)  Includes unrealized appreciation in the amount of $21,463,644.

		Shares Issued	Net Assets of the Fund
Rainier Small/Mid		to Shareholders of
Cap Equity Fund		Rainier Small/Mid		Combined	Tax Status
Net Assets		Cap Equity Fund	Pre-Merger	(Post-Merger)	of Transfer
$252,687,011	(2)	12,326,651	$1,016,365,858	$1,269,052,869	Non-taxable

(2)  Includes unrealized appreciation in the amount of $93,637,548.

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NOTES TO THE FINANCIAL STATEMENTS

Assuming the reorganization had been completed on November 1, 2017, the beginning of the annual reporting period of the Fund, the pro forma results of operations (unaudited) for fiscal year 2018 would have been as follows:

Net investment loss	$(3,175,732)
Net realized gain on investments	$270,696,978
Net change in unrealized appreciation/depreciation on investments	$(345,824,579)
Net decrease in net assets resulting from operations	$(78,303,333)

Because the Fund has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Rainier Mid Cap Equity Fund and the Rainier Small/Mid Cap Equity Fund that have been included in the Fund’s Statement of Operations since December 1, 2017, and January 12, 2018, the dates the reorganizations were completed, respectively.

10).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2019, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Expense Example (Unaudited)
April 30, 2019

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2018, through April 30, 2019.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” or “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2018	April 30, 2019	During Period(1)
Investor Class
Actual	$1,000.00	$1,029.80	$6.84
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$6.80

Institutional Class
Actual	$1,000.00	$1,031.40	$4.99
Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$4.96

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.36% for Investor Class shares or 0.99% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the one-half year period).

HENNESSY FUNDS	1-800-966-4354
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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

For periods ending on or prior to January 31, 2019, the Fund has filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. For periods ending on or after April 30, 2019, the Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-Q and Forms N-PORT are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2018 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Funds offer shareholders the option to receive account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery, please visit www.hennessyfunds.com. You may change your delivery preference at any time by visiting our website or calling U.S. Bank Global Fund Services at 1-800-261-6950.

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PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Board Approval of Investment Advisory
Agreement

At its meeting on March 12, 2019, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process of approving the continuation of the advisory agreement, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	An inventory of the services provided by the Advisor to the Fund;

(4)	A written discussion of economies of scale;

(5)	A summary of the key terms of the advisory agreement;

(6)	A recent Fund fact sheet, which included performance information over various periods;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q.

All of the factors discussed were considered as a whole by the Trustees and by the Independent Trustees meeting in executive session. The factors were viewed in their totality by the Trustees, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

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Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review, the Trustees concluded that the Advisor provides high-quality services to the Fund and noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions.

(d)
The Advisor monitors compliance with federal securities laws, maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers, conducts on-site visits to the Fund’s service providers, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O, and cyber insurance coverage, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

(e)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(f)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(g)	The Advisor is actively involved with preparing regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(h)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(i)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Waterhouse, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(j)
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(k)	The Advisor provides a quarterly compliance certification to the Board.

(l)
The Advisor prepares or reviews all Board materials, frequently presents to the Board and leads Board discussions, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and also noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within the range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

(4)
The Trustees also considered whether the Advisor was realizing economies of scale that it should share with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund are asset-based fees, so the Advisor does not realize material economies of scale relating to those expenses as the assets of the Fund increase. For example, mutual fund platform fees increase as the Fund’s assets grow. The Trustees also considered the Advisor’s efforts to contain expenses through actions such as renegotiating service contracts, the Advisor’s significant marketing efforts to promote the Funds, the

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Advisor’s investments in personnel to manage the Funds, and the Advisor’s agreement to waive fees or lower its management fees in certain circumstances. The Trustees noted that it did not appear that the Advisor was realizing economies of scale at current asset levels and concluded that it would continue to monitor economies of scale in the future as circumstances changed.

(5)
The Trustees considered the profitability of the Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)
The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees, along with a very low level of turnover, and concluded that this was beneficial to the Fund and its shareholders.

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19103-2529

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2019

HENNESSY CORNERSTONE LARGE GROWTH FUND

Investor Class  HFLGX
Institutional Class  HILGX

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies from the Hennessy Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Hennessy Funds electronically by visiting www.hennessyfunds.com/account or by calling U.S. Bank Global Fund Services at 1-800-261-6950. If you own shares in a Fund through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling U.S. Bank Global Fund Services at 1-800-261-6950 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive paper copies of reports will apply to all Funds in the Hennessy Funds family.

hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to the Financial Statements	18
Expense Example	26
Proxy Voting Policy and Proxy Voting Records	28
Availability of Quarterly Portfolio Schedule	28
Federal Tax Distribution Information	28
Important Notice Regarding Delivery of Shareholder Documents	28
Electronic Delivery	28
Board Approval of Investment Advisory Agreement	29

HENNESSY FUNDS	1-800-966-4354

May 2019

Dear Hennessy Funds Shareholder:

U.S. markets experienced another roller coaster ride between October 2018 and April 2019. While the markets chalked up good returns over the six-month period ended April 30, 2019, with the Dow Jones Industrial Average rising 7% and the S&P 500® Index rising 10%, the period included a steep drop during the last two months of 2018 followed by an equally steep recovery in early 2019. Brought on by fear over trade negotiations with China and rising short-term interest rates, this correction marked the sixth correction of more than 10% since 2010.  For the previous five corrections, which averaged a decline of 14%, the duration of the drop averaged a very quick 47 trading days from peak to trough, and then the market regained its prior “high” in just 118 trading days. This most recent correction was a little steeper, with a decline of 19% from peak to trough, and while the Dow hasn’t yet quite regained its prior high, we believe it’s only a matter of time. In my opinion, investors should come to expect these inevitable pullbacks as temporary corrections that every bull market experiences.

As you look at the markets today, I urge you to consider the fundamentals. Valuations remain reasonable with the Dow trading at a forward PE of 16x and the S&P 500® trading at 17x, which are slightly above their 10-year averages of 15x and 16x, respectively. Cash flow and earnings are at all-time highs. For the 90% of companies in the S&P 500® that have already reported first quarter earnings, 76% beat their earnings estimate and 59% beat their sales estimate.  Looking forward, we expect earnings to continue to grow at an average of approximately 10% annually both this year and next. Meanwhile, interest rates remain low, with the 30-year bond yield below 3% and mortgage rates at around 4%. The labor market is also strong with wages growing over 3% during the last nine months and unemployment down to 3.6% in April, the lowest rate since 1969.

Meanwhile, cash continues to build up on corporate balance sheets, with over $5.4 trillion for the S&P 500® companies alone. Companies have been spending on investments, and importantly, they have also been returning capital to shareholders. Stock buybacks had a record year in 2018, climbing to $806.4 billion for S&P 500® companies. Share repurchases continued strong into 2019, with S&P 500® companies repurchasing $227 billion worth of stock in the first quarter, an increase of 59% compared to the first quarter of 2018. Dividends are also on the rise, with S&P 500® companies raising their dividends at about 7% annually over the last three years.

And, as I have said many times and continue to believe, there is no sign of the euphoria that generally precedes a bear market. Some investors may think this bull market, now in its 11th year, is “long in the tooth.” I disagree. If you step back, tune out some of the noise, and look at the market from 30,000 feet, the fundamentals point to a continued bull market. I believe the U.S. economy can continue growing at a pace of 2 to 3%, driving corporate profits higher, and I am very confident in the long-term outlook for this market.

  HENNESSYFUNDS.COM
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LETTER TO SHAREHOLDERS

Thank you for your continued trust and investment in the Hennessy Funds. We believe that there continue to be great opportunities throughout all parts of the market, and we remain steadfastly focused on managing our high-conviction portfolios for the long-term benefit of our shareholders.  Should you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index and the Dow Jones Industrial Average are unmanaged indices commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

Cash flow is a measure of a company’s financial strength and represents earnings before depreciation, amortization, and non-cash charges. Forward PE, or price to earnings, is a valuation measure calculated by dividing a company’s market price per share by its expected earnings per share over the following 12 months.  Earnings growth is not a measure of a fund’s future performance.

Standard & Poor’s Financial Services LLC is the source and owner of the S&P® and S&P 500® trademarks.

The Dow Jones Industrial Average is the property of the Dow Jones & Company, Inc. Dow Jones & Company, Inc. is not affiliated with the Fund or its investment advisor. Dow Jones & Company, Inc. has not participated in any way in the creation of the Fund or in the selection of stocks included in the Fund and has not approved any information included in this report.

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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2019

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Cornerstone
Large Growth Fund –
Investor Class (HFLGX)	5.29%	7.93%	7.64%	13.85%
Hennessy Cornerstone
Large Growth Fund –
Institutional Class (HILGX)	5.48%	8.37%	7.90%	14.14%
Russell 1000® Index	10.00%	13.33%	11.41%	15.39%
S&P 500® Index	9.76%	13.49%	11.63%	15.32%

Expense ratios:  1.24% (Investor Class); 0.96% (Institutional Class)

(1)	Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell 1000® Index is commonly used to measure the performance of U.S. large-capitalization stocks. The S&P 500® Index is commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with SEC regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

Standard & Poor’s Financial Services LLC is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

  HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2019 (Unaudited)

HENNESSY CORNERSTONE LARGE GROWTH FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Best Buy Co., Inc.	2.36%
The Walt Disney Co.	2.30%
NVR, Inc.	2.25%
Apple, Inc.	2.22%
Delta Air Lines, Inc.	2.17%
Lam Research Corp.	2.17%
Applied Materials, Inc.	2.16%
KLA-Tencor Corp.	2.15%
DR Horton, Inc.	2.12%
PepsiCo, Inc.	2.11%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
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COMMON STOCKS – 98.22%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 10.09%
CBS Corp., Class B	52,300	$2,681,421	1.91%
Omnicom Group, Inc.	35,700	2,857,071	2.04%
The Walt Disney Co.	23,600	3,232,492	2.30%
Verizon Communications, Inc.	48,100	2,750,839	1.96%
Viacom, Inc.	91,400	2,642,374	1.88%
		14,164,197	10.09%

Consumer Discretionary – 18.40%
Best Buy Co., Inc.	44,400	3,303,804	2.36%
DR Horton, Inc.	67,200	2,977,632	2.12%
Kohl’s Corp.	40,900	2,907,990	2.07%
Las Vegas Sands Corp.	43,700	2,930,085	2.09%
Lear Corp.	17,000	2,431,000	1.73%
NVR, Inc. (a)	1,000	3,152,480	2.25%
Tapestry, Inc.	76,600	2,471,882	1.76%
Target Corp.	36,900	2,856,798	2.04%
The Gap, Inc.	106,500	2,777,520	1.98%
		25,809,191	18.40%

Consumer Staples – 6.14%
Altria Group, Inc.	53,100	2,884,923	2.06%
Kellogg Co.	45,800	2,761,740	1.97%
PepsiCo, Inc.	23,100	2,957,955	2.11%
		8,604,618	6.14%

Energy – 3.34%
ConocoPhillips	37,900	2,392,248	1.71%
HollyFrontier Corp.	47,800	2,281,494	1.63%
		4,673,742	3.34%

Financials – 4.20%
Ameriprise Financial, Inc.	20,200	2,964,754	2.11%
T. Rowe Price Group, Inc.	27,300	2,934,750	2.09%
		5,899,504	4.20%

Health Care – 5.18%
AmerisourceBergen Corp.	31,000	2,317,560	1.65%
Amgen, Inc.	14,300	2,564,276	1.83%
HCA Healthcare, Inc.	18,800	2,391,924	1.70%
		7,273,760	5.18%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Industrials – 25.41%
Caterpillar, Inc.	19,100	$2,662,922	1.90%
Cummins, Inc.	17,200	2,860,188	2.04%
Deere & Co.	16,800	2,782,584	1.98%
Delta Air Lines, Inc.	52,300	3,048,567	2.17%
General Dynamics Corp.	15,400	2,752,288	1.96%
Masco Corp.	71,300	2,784,978	1.99%
Northrop Grumman Corp.	9,300	2,696,163	1.92%
PACCAR, Inc.	38,800	2,780,796	1.98%
Parker-Hannifin Corp.	15,300	2,770,524	1.97%
Southwest Airlines Co.	49,300	2,673,539	1.91%
Spirit AeroSystems Holdings, Inc., Class A	27,400	2,381,060	1.70%
United Parcel Service, Inc., Class B	24,100	2,559,902	1.82%
Waste Management, Inc.	27,000	2,898,180	2.07%
		35,651,691	25.41%

Information Technology – 20.01%
Apple, Inc.	15,530	3,116,406	2.22%
Applied Materials, Inc.	68,700	3,027,609	2.16%
DXC Technology Co.	40,300	2,649,322	1.89%
HP, Inc.	114,600	2,286,270	1.63%
Intel Corp.	52,150	2,661,736	1.90%
International Business Machines Corp.	19,400	2,721,238	1.94%
KLA-Tencor Corp.	23,700	3,021,276	2.15%
Lam Research Corp.	14,700	3,049,221	2.17%
Micron Technology, Inc. (a)	63,500	2,670,810	1.90%
Skyworks Solutions, Inc.	32,600	2,874,668	2.05%
		28,078,556	20.01%

Materials – 5.45%
Celanese Corp.	26,100	2,815,929	2.01%
Nucor Corp.	43,600	2,488,252	1.77%
Westlake Chemical Corp.	33,500	2,336,625	1.67%
		7,640,806	5.45%
Total Common Stocks
(Cost $125,626,763)		137,796,065	98.22%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 1.99%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 1.99%
Fidelity Government Portfolio, Institutional Class, 2.31% (b)	2,791,433	$2,791,433	1.99%

Total Short-Term Investments
(Cost $2,791,433)		2,791,433	1.99%

Total Investments
(Cost $128,418,196) – 100.21%		140,587,498	100.21%
Liabilities in Excess of Other Assets – (0.21)%		(290,558)	(0.21)%

TOTAL NET ASSETS – 100.00%		$140,296,940	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income-producing security.
(b)	The rate listed is the fund’s seven-day yield as of April 30, 2019.

Summary of Fair Value Exposure as of  April 30, 2019

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2019 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$14,164,197	$—	$—	$14,164,197
Consumer Discretionary	25,809,191	—	—	25,809,191
Consumer Staples	8,604,618	—	—	8,604,618
Energy	4,673,742	—	—	4,673,742
Financials	5,899,504	—	—	5,899,504
Health Care	7,273,760	—	—	7,273,760
Industrials	35,651,691	—	—	35,651,691
Information Technology	28,078,556	—	—	28,078,556
Materials	7,640,806	—	—	7,640,806
Total Common Stocks	$137,796,065	$—	$—	$137,796,065
Short-Term Investments
Money Market Funds	$2,791,433	$—	$—	$2,791,433
Total Short-Term Investments	$2,791,433	$—	$—	$2,791,433
Total Investments	$140,587,498	$—	$—	$140,587,498

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

ASSETS:
Investments in securities, at value (cost $128,418,196)	$140,587,498
Dividends and interest receivable	148,293
Receivable for fund shares sold	2,490
Prepaid expenses and other assets	30,142
Total assets	140,768,423

LIABILITIES:
Due to custodian	14,366
Payable for fund shares redeemed	142,308
Payable to advisor	85,485
Payable to administrator	16,074
Payable to auditor	11,121
Accrued distribution fees	179,392
Accrued service fees	10,054
Accrued trustees fees	3,921
Accrued expenses and other payables	8,762
Total liabilities	471,483
NET ASSETS	$140,296,940

NET ASSETS CONSISTS OF:
Capital stock	$125,134,135
Total distributable earnings	15,162,805
Total net assets	$140,296,940

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$122,334,805
Shares issued and outstanding	11,883,262
Net asset value, offering price, and redemption price per share	$10.29

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$17,962,135
Shares issued and outstanding	1,728,916
Net asset value, offering price, and redemption price per share	$10.39

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

INVESTMENT INCOME:
Dividend income	$1,678,915
Interest income	46,632
Total investment income	1,725,547

EXPENSES:
Investment advisory fees (See Note 5)	503,298
Distribution fees – Investor Class (See Note 5)	88,517
Administration, accounting, custody, and transfer agent fees (See Note 5)	64,248
Sub-transfer agent expenses – Investor Class (See Note 5)	59,141
Sub-transfer agent expenses – Institutional Class (See Note 5)	4,067
Service fees – Investor Class (See Note 5)	59,012
Federal and state registration fees	15,716
Compliance expense (See Note 5)	12,846
Audit fees	11,122
Trustees’ fees and expenses	8,509
Reports to shareholders	6,696
Legal fees	556
Other expenses	7,048
Total expenses	840,776
NET INVESTMENT INCOME	$884,771

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$2,136,906
Net change in unrealized appreciation/depreciation on investments	4,024,783
Net gain on investments	6,161,689
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,046,460

The accompanying notes are an integral part of these financial statements.

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10

STATEMENT OF OPERATIONS

(This Page Intentionally Left Blank.)

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Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2019	Year Ended
	(Unaudited)	October 31, 2018
OPERATIONS:
Net investment income	$884,771	$1,289,776
Net realized gain on investments	2,136,906	29,755,376
Net change in unrealized
appreciation/depreciation on investments	4,024,783	(20,362,172)
Net increase in net assets resulting from operations	7,046,460	10,682,980

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(24,244,915)	(5,633,818)
Distributable earnings – Institutional Class	(3,824,749)	(941,276)
Total distributions	(28,069,664)	(6,575,094)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued in
the Reorganization – Investor Class (See Note 9)	—	42,940,857
Proceeds from shares issued in
the Reorganization – Institutional Class (See Note 9)	—	9,672,906
Proceeds from shares subscribed – Investor Class	1,302,834	2,864,547
Proceeds from shares subscribed – Institutional Class	647,376	995,312
Dividends reinvested – Investor Class	22,928,508	5,350,903
Dividends reinvested – Institutional Class	3,735,099	911,739
Cost of shares redeemed – Investor Class	(9,704,174)	(20,588,670)
Cost of shares redeemed – Institutional Class	(2,751,122)	(5,008,275)
Net increase in net assets derived
from capital share transactions	16,158,521	37,139,319
TOTAL INCREASE (DECREASE) IN NET ASSETS	(4,864,683)	41,247,205

NET ASSETS:
Beginning of period	145,161,623	103,914,418
End of period	$140,296,940	$145,161,623

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2019	Year Ended
	(Unaudited)	October 31, 2018
CHANGES IN SHARES OUTSTANDING:
Shares issued in the Reorganization – Investor Class	—	3,458,944
Shares issued in the Reorganization – Institutional Class	—	771,378
Shares sold – Investor Class	124,230	230,354
Shares sold – Institutional Class	62,118	78,488
Shares issued to holders as reinvestment
of dividends – Investor Class	2,404,367	442,489
Shares issued to holders as reinvestment
of dividends – Institutional Class	387,740	74,617
Shares redeemed – Investor Class	(929,700)	(1,653,034)
Shares redeemed – Institutional Class	(276,002)	(395,137)
Net increase in shares outstanding	1,772,753	3,008,099

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2019
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$12.24

Income from investment operations:
Net investment income	0.07	(1)
Net realized and unrealized gains on investments	0.37
Total from investment operations	0.44

Less distributions:
Dividends from net investment income	(0.09)
Dividends from net realized gains	(2.30)
Total distributions	(2.39)
Net asset value, end of period	$10.29

TOTAL RETURN	5.29	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$122.34
Ratio of expenses to average net assets	1.28	%(3)
Ratio of net investment income to average net assets	1.26	%(3)
Portfolio turnover rate(4)	56	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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14

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2018	2017	2016	2015	2014

$11.75	$10.27	$12.99	$15.16	$13.56

0.06	0.11	0.09	0.17	0.15
0.94	1.49	0.08	0.04	2.28
1.00	1.60	0.17	0.21	2.43

(0.08)	(0.12)	(0.16)	(0.14)	(0.15)
(0.43)	—	(2.73)	(2.24)	(0.68)
(0.51)	(0.12)	(2.89)	(2.38)	(0.83)
$12.24	$11.75	$10.27	$12.99	$15.16

8.53%	15.70%	2.63%	1.11%	18.73%

$125.91	$91.74	$87.73	$98.64	$105.51
1.24%	1.25%	1.25%	1.09%	1.15%
0.81%	0.95%	1.22%	1.37%	1.12%
70%	65%	53%	79%	57%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2019
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$12.38

Income from investment operations:
Net investment income	0.08	(1)
Net realized and unrealized gains on investments	0.38
Total from investment operations	0.46

Less distributions:
Dividends from net investment income	(0.12)
Dividends from net realized gains	(2.33)
Total distributions	(2.45)
Net asset value, end of period	$10.39

TOTAL RETURN	5.48	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$17.96
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	0.97	%(3)
After expense reimbursement/recoupment	0.97	%(3)
Ratio of net investment income to average net assets:
Before expense reimbursement/recoupment	1.57	%(3)
After expense reimbursement/recoupment	1.57	%(3)
Portfolio turnover rate(4)	56	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

  HENNESSYFUNDS.COM
16

FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2018	2017	2016	2015	2014

$11.87	$10.37	$13.10	$15.30	$13.68

0.14	0.13	0.13 (1)	0.20	0.17
0.90	1.52	0.07	0.02	2.30
1.04	1.65	0.20	0.22	2.47

(0.10)	(0.15)	(0.17)	(0.16)	(0.17)
(0.43)	—	(2.76)	(2.26)	(0.68)
(0.53)	(0.15)	(2.93)	(2.42)	(0.85)
$12.38	$11.87	$10.37	$13.10	$15.30

8.82%	16.00%	2.92%	1.19%	18.96%

$19.25	$12.17	$12.24	$13.82	$14.88

0.96%	1.00%	1.01%	0.99%	1.06%
0.96%	1.00%	1.01%	0.99%	0.98%

1.08%	1.20%	1.47%	1.47%	1.21%
1.08%	1.20%	1.47%	1.47%	1.30%
70%	65%	53%	79%	57%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2019 (Unaudited)

1).  ORGANIZATION

The Hennessy Cornerstone Large Growth Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term growth of capital. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

  HENNESSYFUNDS.COM
18

NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest $0.01. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

3).  SECURITIES VALUATION

The Fund follows fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop

HENNESSY FUNDS	1-800-966-4354
19

the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be

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NOTES TO THE FINANCIAL STATEMENTS

determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee, which is comprised of representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2019, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2019, were $75,124,625 and $80,406,980, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2019.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (collectively, the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During the six months ended April 30, 2019, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

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The Advisor has contractually agreed to limit total annual operating expenses to 1.29% of the Fund’s net assets for Investor Class shares and 0.98% of the Fund’s net assets for Institutional Class shares (in each case, excluding all federal, state and local taxes, interest, brokerage commissions, extraordinary items, and acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities) through November 30, 2019.

For three years following the date on which expenses were waived or incurred, the Advisor may recoup waived or reimbursed expenses from the Fund if total operating expenses, including such recoupment, does not exceed the expense limitation in effect (i) at the time the Advisor waived or reimbursed such expenses and (ii) at the time the Advisor recoups such expenses.  There are no further recoverable amounts, and the Advisor did not recoup expenses during the six months ended April 30, 2019.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is

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NOTES TO THE FINANCIAL STATEMENTS

inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar Distributors, LLC is an affiliate of Fund Services and U.S. Bank N.A.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2019, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2018, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$137,238,677
Gross tax unrealized appreciation	$20,050,417
Gross tax unrealized depreciation	(11,934,063)
Net tax unrealized appreciation/(depreciation)	$8,116,354
Undistributed ordinary income	$1,289,774
Undistributed long-term capital gains	26,779,881
Total distributable earnings	$28,069,655
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$36,186,009

As of October 31, 2018, the Fund had no tax basis capital losses to offset future capital gains.

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As of October 31, 2018, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2017, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2019 (year to date) and fiscal year 2018, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2019	October 31, 2018
Ordinary income(1)	$1,289,774	$1,275,498
Long-term capital gain	26,779,890	5,299,596
	$28,069,664	$6,575,094

(1)  Ordinary income includes short-term capital gain.

9).  AGREEMENT AND PLAN OF REORGANIZATION

On November 16, 2017, shareholders of the Rainier Large Cap Equity Fund approved an Agreement and Plan of Reorganization between the Trust, on behalf of the Fund, and Rainier Investment Management Mutual Funds, a Delaware statutory trust, on behalf of the Rainier Large Cap Equity Fund. The Agreement and Plan of Reorganization provided for the transfer of all of the assets of the Rainier Large Cap Equity Fund to the Fund and the assumption of the liabilities (other than any excluded liabilities) of the Rainier Large Cap Equity Fund by the Fund. The Rainier Large Cap Equity Fund and the Fund have substantially similar investment objectives. The reorganization was effective as of the close of business on December 1, 2017. The following table illustrates the specifics of the reorganization of the Rainier Large Cap Equity Fund into the Fund:

		Shares Issued	Net Assets of the Fund
Rainier Large		to Shareholders
Cap Equity Fund		of Rainier Large		Combined	Tax Status
Net Assets		Cap Equity Fund	Pre-Merger	(Post-Merger)	of Transfer
$52,613,763	(1)	4,230,322	$109,172,141	$161,785,904	Non-taxable

(1)  Includes unrealized appreciation in the amount of $17,759,641.

Assuming the reorganization had been completed on November 1, 2017, the beginning of the annual reporting period of the Fund, the pro forma results of operations (unaudited) for fiscal year 2018, would have been as follows:

Net investment income	$1,324,395
Net realized gain on investments	$30,907,365
Net change in unrealized appreciation on investments	$(20,226,635)
Net increase in net assets resulting from operations	$12,005,125

Because the Fund has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Rainier Large Cap Equity Fund that have been included in the Fund’s Statement of Operations since December 1, 2017.

10).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2019, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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NOTES TO THE FINANCIAL STATEMENTS

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Expense Example (Unaudited)
April 30, 2019

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2018, through April 30, 2019.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” or “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2018	April 30, 2019	During Period(1)
Investor Class
Actual	$1,000.00	$1,052.90	$6.52
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.41

Institutional Class
Actual	$1,000.00	$1,054.80	$4.94
Hypothetical (5% return before expenses)	$1,000.00	$1,019.98	$4.86

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.28% for Investor Class shares or 0.97% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the one-half year period).

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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

For periods ending on or prior to January 31, 2019, the Fund has filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. For periods ending on or after April 30, 2019, the Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-Q and Forms N-PORT are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2018 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 17.50%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Funds offer shareholders the option to receive account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery, please visit www.hennessyfunds.com. You may change your delivery preference at any time by visiting our website or calling U.S. Bank Global Fund Services at 1-800-261-6950.

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PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Board Approval of Investment Advisory
Agreement

At its meeting on March 12, 2019, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process of approving the continuation of the advisory agreement, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	An inventory of the services provided by the Advisor to the Fund;

(4)	A written discussion of economies of scale;

(5)	A summary of the key terms of the advisory agreement;

(6)	A recent Fund fact sheet, which included performance information over various periods;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q.

All of the factors discussed were considered as a whole by the Trustees and by the Independent Trustees meeting in executive session. The factors were viewed in their totality by the Trustees, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

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Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review, the Trustees concluded that the Advisor provides high-quality services to the Fund and noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions.

(d)
The Advisor monitors compliance with federal securities laws, maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers, conducts on-site visits to the Fund’s service providers, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O, and cyber insurance coverage, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

(e)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(f)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(g)	The Advisor is actively involved with preparing regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(h)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(i)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Waterhouse, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(j)
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(k)	The Advisor provides a quarterly compliance certification to the Board.

(l)
The Advisor prepares or reviews all Board materials, frequently presents to the Board and leads Board discussions, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and also noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within the range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

(4)
The Trustees also considered whether the Advisor was realizing economies of scale that it should share with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund are asset-based fees, so the Advisor does not realize material economies of scale relating to those expenses as the assets of the Fund increase. For example, mutual fund platform fees increase as the Fund’s assets grow. The Trustees also considered the Advisor’s efforts to contain expenses through actions such as renegotiating service contracts, the Advisor’s significant marketing efforts to promote the Funds, the

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Advisor’s investments in personnel to manage the Funds, and the Advisor’s agreement to waive fees or lower its management fees in certain circumstances. The Trustees noted that it did not appear that the Advisor was realizing economies of scale at current asset levels and concluded that it would continue to monitor economies of scale in the future as circumstances changed.

(5)
The Trustees considered the profitability of the Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)
The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees, along with a very low level of turnover, and concluded that this was beneficial to the Fund and its shareholders.

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

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For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19103-2529

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2019

HENNESSY CORNERSTONE VALUE FUND

Investor Class  HFCVX
Institutional Class  HICVX

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies from the Hennessy Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Hennessy Funds electronically by visiting www.hennessyfunds.com/account or by calling U.S. Bank Global Fund Services at 1-800-261-6950. If you own shares in a Fund through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling U.S. Bank Global Fund Services at 1-800-261-6950 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive paper copies of reports will apply to all Funds in the Hennessy Funds family.

hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	23
Proxy Voting Policy and Proxy Voting Records	25
Availability of Quarterly Portfolio Schedule	25
Federal Tax Distribution Information	25
Important Notice Regarding Delivery of Shareholder Documents	25
Electronic Delivery	25
Board Approval of Investment Advisory Agreement	26

HENNESSY FUNDS	1-800-966-4354

May 2019

Dear Hennessy Funds Shareholder:

U.S. markets experienced another roller coaster ride between October 2018 and April 2019. While the markets chalked up good returns over the six-month period ended April 30, 2019, with the Dow Jones Industrial Average rising 7% and the S&P 500® Index rising 10%, the period included a steep drop during the last two months of 2018 followed by an equally steep recovery in early 2019. Brought on by fear over trade negotiations with China and rising short-term interest rates, this correction marked the sixth correction of more than 10% since 2010.  For the previous five corrections, which averaged a decline of 14%, the duration of the drop averaged a very quick 47 trading days from peak to trough, and then the market regained its prior “high” in just 118 trading days. This most recent correction was a little steeper, with a decline of 19% from peak to trough, and while the Dow hasn’t yet quite regained its prior high, we believe it’s only a matter of time. In my opinion, investors should come to expect these inevitable pullbacks as temporary corrections that every bull market experiences.

As you look at the markets today, I urge you to consider the fundamentals. Valuations remain reasonable with the Dow trading at a forward PE of 16x and the S&P 500® trading at 17x, which are slightly above their 10-year averages of 15x and 16x, respectively. Cash flow and earnings are at all-time highs. For the 90% of companies in the S&P 500® that have already reported first quarter earnings, 76% beat their earnings estimate and 59% beat their sales estimate.  Looking forward, we expect earnings to continue to grow at an average of approximately 10% annually both this year and next. Meanwhile, interest rates remain low, with the 30-year bond yield below 3% and mortgage rates at around 4%. The labor market is also strong with wages growing over 3% during the last nine months and unemployment down to 3.6% in April, the lowest rate since 1969.

Meanwhile, cash continues to build up on corporate balance sheets, with over $5.4 trillion for the S&P 500® companies alone. Companies have been spending on investments, and importantly, they have also been returning capital to shareholders. Stock buybacks had a record year in 2018, climbing to $806.4 billion for S&P 500® companies. Share repurchases continued strong into 2019, with S&P 500® companies repurchasing $227 billion worth of stock in the first quarter, an increase of 59% compared to the first quarter of 2018. Dividends are also on the rise, with S&P 500® companies raising their dividends at about 7% annually over the last three years.

And, as I have said many times and continue to believe, there is no sign of the euphoria that generally precedes a bear market. Some investors may think this bull market, now in its 11th year, is “long in the tooth.” I disagree. If you step back, tune out some of the noise, and look at the market from 30,000 feet, the fundamentals point to a continued bull market. I believe the U.S. economy can continue growing at a pace of 2 to 3%, driving corporate profits higher, and I am very confident in the long-term outlook for this market.

  HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

Thank you for your continued trust and investment in the Hennessy Funds. We believe that there continue to be great opportunities throughout all parts of the market, and we remain steadfastly focused on managing our high-conviction portfolios for the long-term benefit of our shareholders.  Should you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index and the Dow Jones Industrial Average are unmanaged indices commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

Cash flow is a measure of a company’s financial strength and represents earnings before depreciation, amortization, and non-cash charges. Forward PE, or price to earnings, is a valuation measure calculated by dividing a company’s market price per share by its expected earnings per share over the following 12 months.  Earnings growth is not a measure of a fund’s future performance.

Standard & Poor’s Financial Services LLC is the source and owner of the S&P® and S&P 500® trademarks.

The Dow Jones Industrial Average is the property of the Dow Jones & Company, Inc. Dow Jones & Company, Inc. is not affiliated with the Fund or its investment advisor. Dow Jones & Company, Inc. has not participated in any way in the creation of the Fund or in the selection of stocks included in the Fund and has not approved any information included in this report.

HENNESSY FUNDS	1-800-966-4354
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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2019

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Cornerstone Value Fund –
Investor Class (HFCVX)	4.67%	3.87%	6.92%	13.33%
Hennessy Cornerstone Value Fund –
Institutional Class (HICVX)	4.83%	4.18%	7.15%	13.63%
Russell 1000® Value Index	7.90%	9.06%	8.27%	13.76%
S&P 500® Index	9.76%	13.49%	11.63%	15.32%

Expense ratios:  1.22% (Investor Class); 0.99% (Institutional Class)

(1)	Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell 1000® Value Index is commonly used to measure the performance of U.S. large-capitalization value stocks. The S&P 500® Index is commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with SEC regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

Standard & Poor’s Financial Services LLC is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

  HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2019 (Unaudited)

HENNESSY CORNERSTONE VALUE FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Qualcomm, Inc.	3.13%
Ford Motor Co.	2.32%
Morgan Stanley	2.20%
General Mills, Inc.	2.16%
JPMorgan Chase & Co.	2.12%
PepsiCo, Inc.	2.11%
Las Vegas Sands Corp.	2.09%
Canadian Natural Resources Ltd.	2.09%
Unilever PLC – ADR	2.08%
Target Corp.	2.07%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
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COMMON STOCKS – 97.68%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 3.92%
AT&T, Inc.	170,160	$5,268,154	1.95%
Verizon Communications, Inc.	93,200	5,330,108	1.97%
		10,598,262	3.92%

Consumer Discretionary – 10.17%
Carnival Corp. (a)	89,700	4,920,942	1.82%
Ford Motor Co.	599,545	6,265,245	2.32%
General Motors Co.	129,900	5,059,605	1.87%
Las Vegas Sands Corp.	84,300	5,652,315	2.09%
Target Corp.	72,000	5,574,240	2.07%
		27,472,347	10.17%

Consumer Staples – 21.16%
Altria Group, Inc.	102,100	5,547,093	2.05%
Archer Daniels Midland Co.	119,800	5,343,080	1.98%
British American Tobacco PLC – ADR (a)	142,700	5,593,840	2.07%
CVS Health Corp.	75,700	4,116,566	1.52%
General Mills, Inc.	113,100	5,821,257	2.16%
PepsiCo, Inc.	44,600	5,711,030	2.11%
Philip Morris International, Inc.	62,900	5,444,624	2.02%
The Coca-Cola Co.	102,100	5,009,026	1.86%
The Kraft Heinz Co.	105,400	3,503,496	1.30%
The Procter & Gamble Co.	51,100	5,441,128	2.01%
Unilever PLC – ADR (a)	92,400	5,617,920	2.08%
		57,149,060	21.16%

Energy – 20.81%
BP PLC – ADR (a)	119,600	5,230,108	1.94%
Canadian Natural Resources Ltd. (a)	188,400	5,648,232	2.09%
Chevron Corp.	42,675	5,123,560	1.90%
Exxon Mobil Corp.	67,310	5,403,647	2.00%
Marathon Petroleum Corp.	82,000	4,991,340	1.85%
Occidental Petroleum Corp.	77,160	4,543,181	1.68%
Phillips 66	54,000	5,090,580	1.88%
Royal Dutch Shell PLC – ADR (a)	77,900	5,054,931	1.87%
Schlumberger Ltd. (a)	115,100	4,912,468	1.82%
Suncor Energy, Inc. (a)	155,900	5,144,700	1.90%
Total S.A. – ADR (a)	91,200	5,077,104	1.88%
		56,219,851	20.81%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Financials – 13.94%
HSBC Holdings PLC – ADR (a)	120,510	$5,250,621	1.94%
JPMorgan Chase & Co.	49,400	5,732,870	2.12%
MetLife, Inc.	114,500	5,281,885	1.96%
Morgan Stanley	123,300	5,949,225	2.20%
Royal Bank of Canada (a)	66,700	5,315,323	1.97%
Toronto-Dominion Bank (a)	90,000	5,127,300	1.90%
Wells Fargo & Co.	103,400	5,005,594	1.85%
		37,662,818	13.94%

Health Care – 11.00%
AbbVie, Inc.	63,500	5,041,265	1.87%
Amgen, Inc.	26,900	4,823,708	1.79%
Bristol-Myers Squibb Co.	102,000	4,735,860	1.75%
Gilead Sciences, Inc.	77,600	5,047,104	1.87%
GlaxoSmithKline PLC – ADR (a)	125,100	5,145,363	1.90%
Pfizer, Inc.	121,100	4,917,871	1.82%
		29,711,171	11.00%

Industrials – 7.52%
3M Co.	24,600	4,661,946	1.73%
Emerson Electric Co.	74,500	5,288,755	1.96%
Johnson Controls International PLC (a)	146,500	5,493,750	2.03%
United Parcel Service, Inc., Class B	45,800	4,864,876	1.80%
		20,309,327	7.52%

Information Technology – 7.14%
International Business Machines Corp.	37,300	5,232,071	1.94%
Qualcomm, Inc.	98,200	8,457,966	3.13%
Texas Instruments, Inc.	47,600	5,608,708	2.07%
		19,298,745	7.14%

Materials – 2.02%
DOW, Inc. (b)	31,666	1,796,412	0.67%
DowDuPont, Inc.	95,000	3,652,750	1.35%
		5,449,162	2.02%
Total Common Stocks
(Cost $257,300,747)		263,870,743	97.68%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
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SHORT-TERM INVESTMENTS – 2.32%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 2.32%
Fidelity Government Portfolio, Institutional Class, 2.31% (c)	6,269,329	$6,269,329	2.32%

Total Short-Term Investments
(Cost $6,269,329)		6,269,329	2.32%

Total Investments
(Cost $263,570,076) – 100.00%		270,140,072	100.00%
Liabilities in Excess of Other Assets – 0.00%		(11,856)	0.00%

TOTAL NET ASSETS – 100.00%		$270,128,216	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
PLC – Public Limited Company
(a)	U.S.-traded security of a foreign corporation.
(b)	Non-income-producing security.
(c)	The rate listed is the fund’s seven-day yield as of April 30, 2019.

Summary of Fair Value Exposure as of April 30, 2019

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2019 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$10,598,262	$—	$—	$10,598,262
Consumer Discretionary	27,472,347	—	—	27,472,347
Consumer Staples	57,149,060	—	—	57,149,060
Energy	56,219,851	—	—	56,219,851
Financials	37,662,818	—	—	37,662,818
Health Care	29,711,171	—	—	29,711,171
Industrials	20,309,327	—	—	20,309,327
Information Technology	19,298,745	—	—	19,298,745
Materials	5,449,162	—	—	5,449,162
Total Common Stocks	$263,870,743	$—	$—	$263,870,743
Short-Term Investments
Money Market Funds	$6,269,329	$—	$—	$6,269,329
Total Short-Term Investments	$6,269,329	$—	$—	$6,269,329
Total Investments	$270,140,072	$—	$—	$270,140,072

The accompanying notes are an integral part of these financial statements.

  HENNESSYFUNDS.COM
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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

ASSETS:
Investments in securities, at value (cost $263,570,076)	$270,140,072
Dividends and interest receivable	717,602
Receivable for fund shares sold	46,736
Prepaid expenses and other assets	26,963
Total assets	270,931,373

LIABILITIES:
Payable for fund shares redeemed	1,579
Payable to advisor	163,748
Payable to administrator	35,581
Payable to auditor	11,122
Accrued distribution fees	533,285
Accrued service fees	21,625
Accrued trustees fees	3,619
Accrued expenses and other payables	32,598
Total liabilities	803,157
NET ASSETS	$270,128,216

NET ASSETS CONSISTS OF:
Capital stock	$250,546,597
Total distributable earnings	19,581,619
Total net assets	$270,128,216

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$263,983,934
Shares issued and outstanding	15,220,138
Net asset value, offering price, and redemption price per share	$17.34

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$6,144,282
Shares issued and outstanding	354,009
Net asset value, offering price, and redemption price per share	$17.36

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
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Financial Statements

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$4,915,202
Interest income	89,269
Total investment income	5,004,471

EXPENSES:
Investment advisory fees (See Note 5)	965,753
Distribution fees – Investor Class (See Note 5)	191,114
Service fees – Investor Class (See Note 5)	127,409
Administration, accounting, custody, and transfer agent fees (See Note 5)	123,298
Sub-transfer agent expenses – Investor Class (See Note 5)	95,528
Sub-transfer agent expenses – Institutional Class (See Note 5)	3,106
Federal and state registration fees	16,313
Compliance expense (See Note 5)	12,846
Reports to shareholders	10,321
Audit fees	11,122
Trustees’ fees and expenses	8,774
Legal fees	1,112
Other expenses	12,081
Net expenses	1,578,777
NET INVESTMENT INCOME	$3,425,694

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$11,197,503
Net change in unrealized appreciation/depreciation on investments	(2,810,533)
Net gain on investments	8,386,970
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,812,664

(1)	Net of foreign taxes withheld and issuance fees of $127,418.

The accompanying notes are an integral part of these financial statements.

  HENNESSYFUNDS.COM
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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2019	Year Ended
	(Unaudited)	October 31, 2018
OPERATIONS:
Net investment income	$3,425,694	$6,418,415
Net realized gain on investments	11,197,503	33,529,159
Net change in unrealized
appreciation/depreciation on investments	(2,810,533)	(29,037,130)
Net increase in net assets resulting from operations	11,812,664	10,910,444

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(36,817,937)	(38,837,104)
Distributable earnings – Institutional Class	(980,722)	(1,032,863)
Total distributions	(37,798,659)	(39,869,967)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,566,996	2,033,069
Proceeds from shares subscribed – Institutional Class	646,209	1,207,915
Dividends reinvested – Investor Class	34,854,971	36,758,791
Dividends reinvested – Institutional Class	893,462	906,473
Cost of shares redeemed – Investor Class	(13,978,699)	(24,897,883)
Cost of shares redeemed – Institutional Class	(1,841,685)	(1,542,637)
Net increase in net assets derived
from capital share transactions	22,141,254	14,465,728
TOTAL DECREASE IN NET ASSETS	(3,844,741)	(14,493,795)

NET ASSETS:
Beginning of period	273,972,957	288,466,754
End of period	$270,128,216	$273,972,957

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	92,511	101,307
Shares sold – Institutional Class	39,312	60,882
Shares issued to holders as reinvestment
of dividends – Investor Class	2,133,897	1,887,491
Shares issued to holders as reinvestment
of dividends – Institutional Class	54,603	46,455
Shares redeemed – Investor Class	(834,345)	(1,247,375)
Shares redeemed – Institutional Class	(113,270)	(77,746)
Net increase in shares outstanding	1,372,708	771,014

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2019
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$19.29

Income from investment operations:
Net investment income	0.22	(1)
Net realized and unrealized gains (losses) on investments	0.46
Total from investment operations	0.68

Less distributions:
Dividends from net investment income	(0.41)
Dividends from net realized gains	(2.22)
Total distributions	(2.63)
Net asset value, end of period	$17.34

TOTAL RETURN	4.67	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$263.98
Ratio of expenses to average net assets	1.22	%(3)
Ratio of net investment income to average net assets	2.62	%(3)
Portfolio turnover rate(4)	27	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2018	2017	2016	2015	2014

$21.48	$18.36	$17.69	$18.41	$16.90

0.41	0.45	0.43	0.44	0.39
0.35	3.10	0.67	(0.75)	1.55
0.76	3.55	1.10	(0.31)	1.94

(0.42)	(0.43)	(0.43)	(0.41)	(0.43)
(2.53)	—	—	—	—
(2.95)	(0.43)	(0.43)	(0.41)	(0.43)
$19.29	$21.48	$18.36	$17.69	$18.41

3.64%	19.63%	6.41%	(1.77)%	11.69%

$266.76	$281.07	$126.53	$129.86	$145.04
1.21%	1.22%	1.25%	1.10%	1.17%
2.21%	2.36%	2.33%	2.32%	2.18%
41%	72%	36%	46%	34%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2019
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$19.33

Income from investment operations:
Net investment income	0.24	(1)
Net realized and unrealized gains (losses) on investments	0.46
Total from investment operations	0.70

Less distributions:
Dividends from net investment income	(0.45)
Dividends from net realized gains	(2.22)
Total distributions	(2.67)
Net asset value, end of period	$17.36

TOTAL RETURN	4.83	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$6.14
Ratio of expenses to average net assets:
Before expense reimbursement	0.99	%(3)
After expense reimbursement	0.99	%(3)
Ratio of net investment income to average net assets:
Before expense reimbursement	2.88	%(3)
After expense reimbursement	2.88	%(3)
Portfolio turnover rate(4)	27	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2018	2017	2016	2015	2014

$21.52	$18.40	$17.67	$18.41	$16.92

0.45	0.43	0.48	0.53	0.59
0.35	3.18	0.67	(0.83)	1.37
0.80	3.61	1.15	(0.30)	1.96

(0.46)	(0.49)	(0.42)	(0.44)	(0.47)
(2.53)	—	—	—	—
(2.99)	(0.49)	(0.42)	(0.44)	(0.47)
$19.33	$21.52	$18.40	$17.67	$18.41

3.88%	19.95%	6.72%	(1.72)%	11.82%

$7.22	$7.40	$1.88	$1.75	$10.65

0.98%	0.97%	0.95%	1.00%	1.03%
0.98%	0.97%	0.95%	1.00%	0.98%

2.43%	2.60%	2.63%	2.43%	2.30%
2.43%	2.60%	2.63%	2.43%	2.35%
41%	72%	36%	46%	34%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2019 (Unaudited)

1).  ORGANIZATION

The Hennessy Cornerstone Value Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is total return, consisting of capital appreciation and current income. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

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NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest $0.01. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

3).  SECURITIES VALUATION

The Fund follows fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop

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the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In

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NOTES TO THE FINANCIAL STATEMENTS

addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee, which is comprised of representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2019, are included in the Schedule of Investments.

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4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2019, were $69,261,572 and $76,966,849, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2019.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (collectively, the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During the six months ended April 30, 2019, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

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NOTES TO THE FINANCIAL STATEMENTS

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar Distributors, LLC is an affiliate of Fund Services and U.S. Bank N.A.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2019, the Fund did not have any borrowings outstanding under the line of credit.

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8).  FEDERAL TAX INFORMATION

As of October 31, 2018, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$265,224,797
Gross tax unrealized appreciation	$31,214,430
Gross tax unrealized depreciation	(22,194,269)
Net tax unrealized appreciation/(depreciation)	$9,020,161
Undistributed ordinary income	$20,685,079
Undistributed long-term capital gains	15,862,374
Total distributable earnings	$36,547,453
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$45,567,614

The difference between book-basis unrealized appreciation/depreciation (as shown in the Statement of Assets and Liabilities) and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2018, the Fund had no tax basis capital losses to offset future capital gains.

As of October 31, 2018, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2017, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2019 (year to date) and fiscal year 2018, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2019	October 31, 2018
Ordinary income(1)	$21,936,198	$8,809,992
Long-term capital gain	15,862,461	31,059,975
	$37,798,659	$39,869,967

(1)  Ordinary income includes short-term capital gain.

9).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2019, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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EXPENSE EXAMPLE

Expense Example (Unaudited)
April 30, 2019

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2018, through April 30, 2019.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” or “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2018	April 30, 2019	During Period(1)
Investor Class
Actual	$1,000.00	$1,046.70	$6.19
Hypothetical (5% return before expenses)	$1,000.00	$1,018.74	$6.11

Institutional Class
Actual	$1,000.00	$1,048.30	$5.03
Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$4.96

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.22% for Investor Class shares or 0.99% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the one-half year period).

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EXPENSE EXAMPLE — ELECTRONIC DELIVERY

How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

For periods ending on or prior to January 31, 2019, the Fund has filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. For periods ending on or after April 30, 2019, the Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-Q and Forms N-PORT are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 92.71%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2018 was 63.20%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 29.97%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Funds offer shareholders the option to receive account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery, please visit www.hennessyfunds.com. You may change your delivery preference at any time by visiting our website or calling U.S. Bank Global Fund Services at 1-800-261-6950.

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Board Approval of Investment Advisory
Agreement

At its meeting on March 12, 2019, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process of approving the continuation of the advisory agreement, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	An inventory of the services provided by the Advisor to the Fund;

(4)	A written discussion of economies of scale;

(5)	A summary of the key terms of the advisory agreement;

(6)	A recent Fund fact sheet, which included performance information over various periods;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q.

All of the factors discussed were considered as a whole by the Trustees and by the Independent Trustees meeting in executive session. The factors were viewed in their totality by the Trustees, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review, the Trustees concluded that the Advisor provides high-quality services to the Fund and noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions.

(d)
The Advisor monitors compliance with federal securities laws, maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers, conducts on-site visits to the Fund’s service providers, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O, and cyber insurance coverage, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

(e)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(f)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

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27

(g)	The Advisor is actively involved with preparing regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(h)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(i)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Waterhouse, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(j)
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(k)	The Advisor provides a quarterly compliance certification to the Board.

(l)
The Advisor prepares or reviews all Board materials, frequently presents to the Board and leads Board discussions, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and also noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within the range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

(4)
The Trustees also considered whether the Advisor was realizing economies of scale that it should share with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund are asset-based fees, so the Advisor does not realize material economies of scale relating to those expenses as the assets of the Fund increase. For example, mutual fund platform fees increase as the Fund’s assets grow. The Trustees also considered the Advisor’s efforts to contain expenses through actions such as renegotiating service contracts, the Advisor’s significant marketing efforts to promote the Funds, the

  HENNESSYFUNDS.COM
28

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Advisor’s investments in personnel to manage the Funds, and the Advisor’s agreement to waive fees or lower its management fees in certain circumstances. The Trustees noted that it did not appear that the Advisor was realizing economies of scale at current asset levels and concluded that it would continue to monitor economies of scale in the future as circumstances changed.

(5)
The Trustees considered the profitability of the Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)
The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees, along with a very low level of turnover, and concluded that this was beneficial to the Fund and its shareholders.

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

HENNESSY FUNDS	1-800-966-4354
29

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19103-2529

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2019

HENNESSY TOTAL RETURN FUND

Investor Class  HDOGX

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies from the Hennessy Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Hennessy Funds electronically by visiting www.hennessyfunds.com/account or by calling U.S. Bank Global Fund Services at 1-800-261-6950. If you own shares in a Fund through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling U.S. Bank Global Fund Services at 1-800-261-6950 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive paper copies of reports will apply to all Funds in the Hennessy Funds family.

hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Statement of Cash Flows	12
Financial Highlights	14
Notes to the Financial Statements	16
Expense Example	24
Proxy Voting Policy and Proxy Voting Records	25
Availability of Quarterly Portfolio Schedule	25
Federal Tax Distribution Information	25
Important Notice Regarding Delivery of Shareholder Documents	25
Electronic Delivery	25
Board Approval of Investment Advisory Agreement	26

HENNESSY FUNDS	1-800-966-4354

May 2019

Dear Hennessy Funds Shareholder:

U.S. markets experienced another roller coaster ride between October 2018 and April 2019. While the markets chalked up good returns over the six-month period ended April 30, 2019, with the Dow Jones Industrial Average rising 7% and the S&P 500® Index rising 10%, the period included a steep drop during the last two months of 2018 followed by an equally steep recovery in early 2019. Brought on by fear over trade negotiations with China and rising short-term interest rates, this correction marked the sixth correction of more than 10% since 2010.  For the previous five corrections, which averaged a decline of 14%, the duration of the drop averaged a very quick 47 trading days from peak to trough, and then the market regained its prior “high” in just 118 trading days. This most recent correction was a little steeper, with a decline of 19% from peak to trough, and while the Dow hasn’t yet quite regained its prior high, we believe it’s only a matter of time. In my opinion, investors should come to expect these inevitable pullbacks as temporary corrections that every bull market experiences.

As you look at the markets today, I urge you to consider the fundamentals. Valuations remain reasonable with the Dow trading at a forward PE of 16x and the S&P 500® trading at 17x, which are slightly above their 10-year averages of 15x and 16x, respectively. Cash flow and earnings are at all-time highs. For the 90% of companies in the S&P 500® that have already reported first quarter earnings, 76% beat their earnings estimate and 59% beat their sales estimate.  Looking forward, we expect earnings to continue to grow at an average of approximately 10% annually both this year and next. Meanwhile, interest rates remain low, with the 30-year bond yield below 3% and mortgage rates at around 4%. The labor market is also strong with wages growing over 3% during the last nine months and unemployment down to 3.6% in April, the lowest rate since 1969.

Meanwhile, cash continues to build up on corporate balance sheets, with over $5.4 trillion for the S&P 500® companies alone. Companies have been spending on investments, and importantly, they have also been returning capital to shareholders. Stock buybacks had a record year in 2018, climbing to $806.4 billion for S&P 500® companies. Share repurchases continued strong into 2019, with S&P 500® companies repurchasing $227 billion worth of stock in the first quarter, an increase of 59% compared to the first quarter of 2018. Dividends are also on the rise, with S&P 500® companies raising their dividends at about 7% annually over the last three years.

And, as I have said many times and continue to believe, there is no sign of the euphoria that generally precedes a bear market. Some investors may think this bull market, now in its 11th year, is “long in the tooth.” I disagree. If you step back, tune out some of the noise, and look at the market from 30,000 feet, the fundamentals point to a continued bull market. I believe the U.S. economy can continue growing at a pace of 2 to 3%, driving corporate profits higher, and I am very confident in the long-term outlook for this market.

  HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

Thank you for your continued trust and investment in the Hennessy Funds. We believe that there continue to be great opportunities throughout all parts of the market, and we remain steadfastly focused on managing our high-conviction portfolios for the long-term benefit of our shareholders.  Should you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index and the Dow Jones Industrial Average are unmanaged indices commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

Cash flow is a measure of a company’s financial strength and represents earnings before depreciation, amortization, and non-cash charges. Forward PE, or price to earnings, is a valuation measure calculated by dividing a company’s market price per share by its expected earnings per share over the following 12 months.  Earnings growth is not a measure of a fund’s future performance.

Standard & Poor’s Financial Services LLC is the source and owner of the S&P® and S&P 500® trademarks.

The Dow Jones Industrial Average is the property of the Dow Jones & Company, Inc. Dow Jones & Company, Inc. is not affiliated with the Fund or its investment advisor. Dow Jones & Company, Inc. has not participated in any way in the creation of the Fund or in the selection of stocks included in the Fund and has not approved any information included in this report.

HENNESSY FUNDS	1-800-966-4354
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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2019

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Total Return
Fund (HDOGX)	6.69%	10.52%	7.22%	11.23%
75/25 Blended DJIA/Treasury Index	5.77%	10.14%	9.67%	11.65%
Dow Jones Industrial Average	7.14%	12.63%	12.60%	15.43%

Expense ratio:  1.96%

(1)	Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The 75/25 Blended DJIA/Treasury Index consists of 75% common stocks represented by the Dow Jones Industrial Average and 25% short-duration Treasury securities represented by the ICE BofAML U.S. 3-Month Treasury Bill Index. The Dow Jones Industrial Average is commonly used to measure the performance of U.S. stocks. The ICE BofAML U.S. 3-Month Treasury Bill Index comprises Treasury securities maturing in 90 days. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with SEC regulations.

The Dow Jones Industrial Average is the property of the Dow Jones & Company, Inc. Dow Jones & Company, Inc. is not affiliated with the Fund or its investment advisor. Dow Jones & Company, Inc. has not participated in any way in the creation of the Fund or in the selection of stocks included in the Fund and has not approved any information included in this report.

The expense ratio presented is from the most recent prospectus. The expense ratio for the current reporting period is available in the Financial Highlights section of this report.

  HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2019 (Unaudited)

HENNESSY TOTAL RETURN FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Cisco Systems, Inc.	7.46%
The Coca-Cola Co.	7.34%
The Procter & Gamble Co.	7.06%
JPMorgan Chase & Co.	6.84%
International Business Machines Corp.	6.79%
Merck & Co., Inc.	6.76%
Verizon Communications, Inc.	6.75%
Exxon Mobil Corp.	6.71%
Chevron Corp.	6.56%
Pfizer, Inc.	6.52%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
5

COMMON STOCKS – 71.01%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 6.75%
Verizon Communications, Inc.	102,100	$5,839,099	6.75%

Consumer Staples – 14.40%
The Coca-Cola Co.	129,400	6,348,364	7.34%
The Procter & Gamble Co.	57,400	6,111,952	7.06%
		12,460,316	14.40%

Energy – 13.27%
Chevron Corp.	47,300	5,678,838	6.56%
Exxon Mobil Corp.	72,300	5,804,244	6.71%
		11,483,082	13.27%

Financials – 6.84%
JPMorgan Chase & Co.	51,000	5,918,550	6.84%

Health Care – 13.28%
Merck & Co., Inc.	74,300	5,848,153	6.76%
Pfizer, Inc.	139,100	5,648,851	6.52%
		11,497,004	13.28%

Information Technology – 16.47%
Cisco Systems, Inc.	115,400	6,456,630	7.46%
Intel Corp.	37,600	1,919,104	2.22%
International Business Machines Corp.	41,900	5,877,313	6.79%
		14,253,047	16.47%
Total Common Stocks
(Cost $50,767,757)		61,451,098	71.01%

The accompanying notes are an integral part of these financial statements.

  HENNESSYFUNDS.COM
6

SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 68.74%	Number of Shares/		% of
	Par Amount	Value	Net Assets
Money Market Funds – 3.08%
Fidelity Government Portfolio, Institutional Class, 2.31% (a)	2,663,165	$2,663,165	3.08%

U.S. Treasury Bills (c) – 65.66%
2.400%, 05/16/2019 (b)	21,000,000	20,979,306	24.24%
2.410%, 06/20/2019 (b)	18,000,000	17,940,000	20.73%
2.380%, 07/18/2019 (b)	18,000,000	17,907,619	20.69%
		56,826,925	65.66%
Total Short-Term Investments
(Cost $59,490,236)		59,490,090	68.74%

Total Investments
(Cost $110,257,993) – 139.75%		120,941,188	139.75%
Liabilities in Excess of Other Assets – (39.75)%		(34,397,868)	(39.75)%

TOTAL NET ASSETS – 100.00%		$86,543,320	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s seven-day yield as of April 30, 2019.
(b)	The rate listed is the discount rate at issue.
(c)	Collateral or partial collateral for securities sold subject to repurchase.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
7

Summary of Fair Value Exposure as of April 30, 2019

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2019 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$5,839,099	$—	$—	$5,839,099
Consumer Staples	12,460,316	—	—	12,460,316
Energy	11,483,082	—	—	11,483,082
Financials	5,918,550	—	—	5,918,550
Health Care	11,497,004	—	—	11,497,004
Information Technology	14,253,047	—	—	14,253,047
Total Common Stocks	$61,451,098	$—	$—	$61,451,098
Short-Term Investments
Money Market Funds	$2,663,165	$—	$—	$2,663,165
U.S. Treasury Bills	—	56,826,925	—	56,826,925
Total Short-Term Investments	$2,663,165	$56,826,925	$—	$59,490,090
Total Investments	$64,114,263	$56,826,925	$—	$120,941,188

Schedule of Reverse Repurchase Agreements

			Principal	Maturity	Maturity
Face Value	Counterparty	Rate	Trade Date	Date	Amount
$12,593,000	Jefferies LLC	2.75%	2/14/19	5/16/19	$12,679,577
10,794,000	Jefferies LLC	2.75%	3/21/19	6/20/19	10,868,209
10,794,000	Jefferies LLC	2.75%	4/18/19	7/18/19	10,865,735
$34,181,000					$34,413,521

As of April 30, 2019, the fair value of securities held as collateral for reverse repurchase agreements was $37,884,630, as noted on the Schedule of Investments.

Reverse repurchase agreements are not included in the fair value hierarchy because they are carried at face value.  Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value.  The face value of the reverse repurchase agreements as of April 30, 2019, was $34,181,000.  The face value plus interest due at maturity is equal to $34,413,521.

The accompanying notes are an integral part of these financial statements.

  HENNESSYFUNDS.COM
8

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

ASSETS:
Investments in securities, at value (cost $110,257,993)	$120,941,188
Dividends and interest receivable	111,393
Receivable for fund shares sold	17,330
Prepaid expenses and other assets	12,196
Total assets	121,082,107

LIABILITIES:
Payable for fund shares redeemed	95,338
Payable to advisor	42,186
Payable to administrator	7,489
Payable to auditor	11,122
Accrued distribution fees	67,184
Accrued service fees	7,031
Reverse repurchase agreements	34,181,000
Accrued interest payable	112,550
Accrued trustees fees	4,098
Accrued expenses and other payables	10,789
Total liabilities	34,538,787
NET ASSETS	$86,543,320

NET ASSETS CONSISTS OF:
Capital stock	$77,857,312
Total distributable earnings	8,686,008
Total net assets	$86,543,320

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$86,543,320
Shares issued and outstanding	6,208,130
Net asset value, offering price, and redemption price per share	$13.94

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
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Financial Statements

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

INVESTMENT INCOME:
Dividend income	$923,222
Interest income	626,452
Total investment income	1,549,674

EXPENSES:
Interest expense (See Notes 7 and 9)	405,352
Investment advisory fees (See Note 5)	227,291
Distribution fees – Investor Class (See Note 5)	56,823
Service fees – Investor Class (See Note 5)	37,882
Administration, accounting, custody, and transfer agent fees (See Note 5)	35,865
Sub-transfer agent expenses – Investor Class (See Note 5)	34,094
Compliance expense (See Note 5)	12,846
Federal and state registration fees	11,533
Audit fees	11,122
Trustees’ fees and expenses	8,412
Reports to shareholders	5,342
Legal fees	278
Other expenses	3,807
Total expenses	850,647
NET INVESTMENT INCOME	$699,027

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized loss on investments	$(1,996,687)
Net change in unrealized appreciation/depreciation on investments	6,236,365
Net gain on investments	4,239,678
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,938,705

The accompanying notes are an integral part of these financial statements.

  HENNESSYFUNDS.COM
10

STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2019	Year Ended
	(Unaudited)	October 31, 2018
OPERATIONS:
Net investment income	$699,027	$1,221,970
Net realized gain (loss) on investments	(1,996,687)	2,578,436
Net change in unrealized
appreciation/depreciation on investments	6,236,365	(298,004)
Net increase in net assets resulting from operations	4,938,705	3,502,402

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(2,774,408)	(9,194,795)
Total distributions	(2,774,408)	(9,194,795)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	17,557,327	4,184,396
Dividends reinvested – Investor Class	2,648,793	8,730,660
Cost of shares redeemed – Investor Class	(7,430,446)	(13,372,214)
Net increase (decrease) in net assets derived
from capital share transactions	12,775,674	(457,158)
TOTAL INCREASE (DECREASE) IN NET ASSETS	14,939,971	(6,149,551)

NET ASSETS:
Beginning of period	71,603,349	77,752,900
End of period	$86,543,320	$71,603,349

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	1,290,869	306,057
Shares issued to holders as reinvestment
of dividends – Investor Class	197,907	654,267
Shares redeemed – Investor Class	(555,489)	(989,853)
Net increase (decrease) in shares outstanding	933,287	(29,529)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
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Financial Statements

Statement of Cash Flows for the six months ended April 30, 2019 (Unaudited)

Cash flows from operating activities:
Net increase in net assets resulting from operations	$4,938,705
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Payments to purchase securities	(11,839,708)
Proceeds from sale of securities	2,947,469
Proceeds from securities litigation	14,659
Net sale of short term investments	(5,801,755)
Realized gain on investments in securities	1,996,687
Net accretion of discount on securities	(593,090)
Change in unrealized appreciation/depreciation
on investments in securities	(6,236,365)
(Increases) decreases in operating assets:
Increase in dividends and interest receivable	(9,130)
Increase in prepaid expenses and other assets	(94)
Increases (decreases) in operating liabilities:
Increase in payable to advisor	5,888
Increase in payable to administrator	1,210
Decrease in accrued distribution fees	(3,670)
Increase in accrued service fees	981
Increase in accrued interest payable	26,438
Decrease in accrued audit fees	(10,778)
Decrease in accrued trustee fees	(1,864)
Decrease in other accrued expenses and payables	(6,326)
Net cash used in operating activities	(14,570,743)

Cash flows from financing activities:
Increase in reverse repurchase agreements	4,497,500
Proceeds from shares sold	17,571,115
Payment on shares redeemed	(7,372,257)
Distributions paid in cash, net of reinvestments	(125,615)
Net cash provided by financing activities	14,570,743
Net increase in cash	—

Cash:
Beginning balance	—
Ending balance	$—

Supplemental information:
Non-cash financing activities not included herein, consisting
of dividend reinvestment of dividends and distributions	$2,648,793

Cash paid for interest	$378,914

The accompanying notes are an integral part of these financial statements.

  HENNESSYFUNDS.COM
12

STATEMENT OF CASH FLOWS

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2019
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$13.57

Income from investment operations:
Net investment income	0.12	(1)
Net realized and unrealized gains (losses) on investments	0.76
Total from investment operations	0.88

Less distributions:
Dividends from net investment income	(0.11)
Dividends from net realized gains	(0.40)
Total distributions	(0.51)
Net asset value, end of period	$13.94

TOTAL RETURN	6.69	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$86.54
Ratio of expenses, including interest expense, to average net assets	2.25	%(3)
Ratio of net investment income to average net assets	1.85	%(3)
Portfolio turnover rate	6	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.

The accompanying notes are an integral part of these financial statements.

  HENNESSYFUNDS.COM
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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2018	2017	2016	2015	2014

$14.66	$13.84	$14.19	$15.27	$14.30

0.23	0.20	0.16	0.20	0.20
0.43	1.48	0.88	(0.02)	0.96
0.66	1.68	1.04	0.18	1.16

(0.23)	(0.20)	(0.16)	(0.20)	(0.19)
(1.52)	(0.66)	(1.23)	(1.06)	—
(1.75)	(0.86)	(1.39)	(1.26)	(0.19)
$13.57	$14.66	$13.84	$14.19	$15.27

4.92%	12.56%	8.20%	1.22%	8.15%

$71.60	$77.75	$83.87	$69.42	$83.89
1.95%	1.57%	1.44%	1.28%	1.34%
1.67%	1.38%	1.22%	1.40%	1.31%
10%	36%	44%	27%	23%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2019 (Unaudited)

1).  ORGANIZATION

The Hennessy Total Return Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is total return, consisting of capital appreciation and current income. The Fund is a non-diversified fund and offers Investor Class shares.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis.

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NOTES TO THE FINANCIAL STATEMENTS

Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid at the end of each calendar quarter. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest $0.01. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Derivatives – The Fund may invest in derivatives such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, provide a substitute for purchasing or selling particular securities, or increase potential income gain. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may allow the Fund to increase or decrease its level of risk more quickly and efficiently than transactions in other types of instruments. The main reason for utilizing derivative instruments is for hedging purposes.

The Fund follows the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the six months ended April 30, 2019, the Fund did not hold any derivative instruments.

j).
Repurchase and Reverse Repurchase Agreements – The Fund may enter into repurchase agreements and reverse repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy. Transactions involving repurchase agreements and reverse repurchase agreements are treated as collateralized financing transactions and are recorded at their contracted resell or repurchase amounts, which approximates fair value. Interest on repurchase agreements and reverse repurchase agreements is included in interest receivable and interest payable, respectively.

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In connection with repurchase agreements, securities pledged as collateral are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty. If the counterparty defaults and the fair value of the collateral declines, or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

As of April 30, 2019, securities with a fair value of $37,884,630, which are included in investments in securities in the Statement of Assets and Liabilities, were pledged to collateralize reverse repurchase agreements.

k).
Offsetting Assets and Liabilities – The Fund follows the financial reporting rules regarding offsetting assets and liabilities and related netting arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRAs”) that permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. In the event the buyer of securities under an MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the MRA may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities. For additional information regarding the offsetting of assets and liabilities as of April 30, 2019, please refer to the table in Note 9.

l).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

3).  SECURITIES VALUATION

The Fund follows fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

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NOTES TO THE FINANCIAL STATEMENTS

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a

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significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee, which is comprised of representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2019, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2019, were $11,839,708 and $2,947,469, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2019.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (collectively, the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During the six months ended April 30, 2019, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.60%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund. The shareholder service fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

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NOTES TO THE FINANCIAL STATEMENTS

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar Distributors, LLC is an affiliate of Fund Services and U.S. Bank N.A.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain

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general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2019, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2018, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$97,111,504
Gross tax unrealized appreciation	$7,948,884
Gross tax unrealized depreciation	(3,631,303)
Net tax unrealized appreciation/(depreciation)	$4,317,581
Undistributed ordinary income	$87,850
Undistributed long-term capital gains	2,116,280
Total distributable earnings	$2,204,130
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$6,521,711

The difference between book-basis unrealized appreciation/depreciation (as shown in the Statement of Assets and Liabilities) and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2018, the Fund had no tax basis capital losses to offset future capital gains.

As of October 31, 2018, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2017, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2019 (year to date) and fiscal year 2018, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2019	October 31, 2018
Ordinary income(1)	$658,112	$1,939,475
Long-term capital gain	2,116,296	7,255,320
	$2,774,408	$9,194,795

(1)  Ordinary income includes short-term capital gain.

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NOTES TO THE FINANCIAL STATEMENTS

9).  REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed date and price. Reverse repurchase agreements are regarded as a form of secured borrowing by the Fund. Securities sold under reverse repurchase agreements are reflected as a liability in the Statement of Assets and Liabilities. Interest payments made under reverse repurchase agreements were $405,352 and are recorded as a component of interest expense in the Statement of Operations.

For the six months ended April 30, 2019, the average daily balance and average interest rate in effect for reverse repurchase agreements were $30,687,362 and 2.62%, respectively. Below is information about the scheduled maturity date, amount, and interest rate for outstanding reverse repurchase agreements as of April 30, 2019:

Maturity Date	Amount	Interest Rate
May 16, 2019	$12,593,000	2.75%
June 20, 2019	$10,794,000	2.75%
July 18, 2019	$10,794,000	2.75%

Outstanding reverse repurchase agreements as of April 30, 2019, were equal to 39.50% of the Fund’s net assets.

Below is information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities, on both a gross and net basis, as well as instruments and transactions subject to an agreement similar to a master netting arrangement:

		Gross	Net
		Amounts	Amounts	Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Offset	Presented
		in the	in the
	Gross	Statement	Statement
	Amounts of	of	of		Collateral
	Recognized	Assets and	Assets and	Financial	Pledged	Net
Description	Liabilities	Liabilities	Liabilities	Instruments	(Received)	Amount
Reverse
Repurchase
Agreements	$31,181,000	$ —	$31,181,000	$31,181,000	$ —	$ —
	$31,181,000	$ —	$31,181,000	$31,181,000	$ —	$ —

For additional information, please refer to the “Offsetting Assets and Liabilities” section in Note 2.

10).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2019, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Expense Example (Unaudited)
April 30, 2019

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2018, through April 30, 2019.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2018	April 30, 2019	During Period(1)
Investor Class
Actual	$1,000.00	$1,066.90	$11.53
Hypothetical (5% return before expenses)	$1,000.00	$1,013.64	$11.23

(1)	Expenses are equal to the Fund’s annualized expense ratio of 2.25%, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the one-half year period).

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EXPENSE EXAMPLE — ELECTRONIC DELIVERY

How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

For periods ending on or prior to January 31, 2019, the Fund has filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. For periods ending on or after April 30, 2019, the Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-Q and Forms N-PORT are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2018 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 35.71%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Funds offer shareholders the option to receive account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery, please visit www.hennessyfunds.com. You may change your delivery preference at any time by visiting our website or calling U.S. Bank Global Fund Services at 1-800-261-6950.

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Board Approval of Investment Advisory
Agreement

At its meeting on March 12, 2019, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process of approving the continuation of the advisory agreement, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	An inventory of the services provided by the Advisor to the Fund;

(4)	A written discussion of economies of scale;

(5)	A summary of the key terms of the advisory agreement;

(6)	A recent Fund fact sheet, which included performance information over various periods;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q.

All of the factors discussed were considered as a whole by the Trustees and by the Independent Trustees meeting in executive session. The factors were viewed in their totality by the Trustees, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

  HENNESSYFUNDS.COM
26

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review, the Trustees concluded that the Advisor provides high-quality services to the Fund and noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions.

(d)
The Advisor monitors compliance with federal securities laws, maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers, conducts on-site visits to the Fund’s service providers, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O, and cyber insurance coverage, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

(e)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(f)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

HENNESSY FUNDS	1-800-966-4354
27

(g)	The Advisor is actively involved with preparing regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(h)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(i)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Waterhouse, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(j)
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(k)	The Advisor provides a quarterly compliance certification to the Board.

(l)
The Advisor prepares or reviews all Board materials, frequently presents to the Board and leads Board discussions, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and also noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within the range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

(4)
The Trustees also considered whether the Advisor was realizing economies of scale that it should share with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund are asset-based fees, so the Advisor does not realize material economies of scale relating to those expenses as the assets of the Fund increase. For example, mutual fund platform fees increase as the Fund’s assets grow. The Trustees also considered the Advisor’s efforts to contain expenses through actions such as renegotiating service contracts, the Advisor’s significant marketing efforts to promote the Funds, the

  HENNESSYFUNDS.COM
28

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Advisor’s investments in personnel to manage the Funds, and the Advisor’s agreement to waive fees or lower its management fees in certain circumstances. The Trustees noted that it did not appear that the Advisor was realizing economies of scale at current asset levels and concluded that it would continue to monitor economies of scale in the future as circumstances changed.

(5)
The Trustees considered the profitability of the Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)
The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees, along with a very low level of turnover, and concluded that this was beneficial to the Fund and its shareholders.

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

HENNESSY FUNDS	1-800-966-4354
29

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19103-2529

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2019

HENNESSY EQUITY AND INCOME FUND

Investor Class  HEIFX
Institutional Class  HEIIX

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies from the Hennessy Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Hennessy Funds electronically by visiting www.hennessyfunds.com/account or by calling U.S. Bank Global Fund Services at 1-800-261-6950. If you own shares in a Fund through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling U.S. Bank Global Fund Services at 1-800-261-6950 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive paper copies of reports will apply to all Funds in the Hennessy Funds family.

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	19
Financial Highlights	20
Notes to the Financial Statements	24
Expense Example	32
Proxy Voting Policy and Proxy Voting Records	34
Availability of Quarterly Portfolio Schedule	34
Federal Tax Distribution Information	34
Important Notice Regarding Delivery of Shareholder Documents	34
Electronic Delivery	34
Board Approval of Investment Advisory Agreements	35

HENNESSY FUNDS	1-800-966-4354

May 2019

Dear Hennessy Funds Shareholder:

U.S. markets experienced another roller coaster ride between October 2018 and April 2019. While the markets chalked up good returns over the six-month period ended April 30, 2019, with the Dow Jones Industrial Average rising 7% and the S&P 500® Index rising 10%, the period included a steep drop during the last two months of 2018 followed by an equally steep recovery in early 2019. Brought on by fear over trade negotiations with China and rising short-term interest rates, this correction marked the sixth correction of more than 10% since 2010.  For the previous five corrections, which averaged a decline of 14%, the duration of the drop averaged a very quick 47 trading days from peak to trough, and then the market regained its prior “high” in just 118 trading days. This most recent correction was a little steeper, with a decline of 19% from peak to trough, and while the Dow hasn’t yet quite regained its prior high, we believe it’s only a matter of time. In my opinion, investors should come to expect these inevitable pullbacks as temporary corrections that every bull market experiences.

As you look at the markets today, I urge you to consider the fundamentals. Valuations remain reasonable with the Dow trading at a forward PE of 16x and the S&P 500® trading at 17x, which are slightly above their 10-year averages of 15x and 16x, respectively. Cash flow and earnings are at all-time highs. For the 90% of companies in the S&P 500® that have already reported first quarter earnings, 76% beat their earnings estimate and 59% beat their sales estimate.  Looking forward, we expect earnings to continue to grow at an average of approximately 10% annually both this year and next. Meanwhile, interest rates remain low, with the 30-year bond yield below 3% and mortgage rates at around 4%. The labor market is also strong with wages growing over 3% during the last nine months and unemployment down to 3.6% in April, the lowest rate since 1969.

Meanwhile, cash continues to build up on corporate balance sheets, with over $5.4 trillion for the S&P 500® companies alone. Companies have been spending on investments, and importantly, they have also been returning capital to shareholders. Stock buybacks had a record year in 2018, climbing to $806.4 billion for S&P 500® companies. Share repurchases continued strong into 2019, with S&P 500® companies repurchasing $227 billion worth of stock in the first quarter, an increase of 59% compared to the first quarter of 2018. Dividends are also on the rise, with S&P 500® companies raising their dividends at about 7% annually over the last three years.

And, as I have said many times and continue to believe, there is no sign of the euphoria that generally precedes a bear market. Some investors may think this bull market, now in its 11th year, is “long in the tooth.” I disagree. If you step back, tune out some of the noise, and look at the market from 30,000 feet, the fundamentals point to a continued bull market. I believe the U.S. economy can continue growing at a pace of 2 to 3%, driving corporate profits higher, and I am very confident in the long-term outlook for this market.

  HENNESSYFUNDS.COM

LETTER TO SHAREHOLDERS

Thank you for your continued trust and investment in the Hennessy Funds. We believe that there continue to be great opportunities throughout all parts of the market, and we remain steadfastly focused on managing our high-conviction portfolios for the long-term benefit of our shareholders.  Should you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index and the Dow Jones Industrial Average are unmanaged indices commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

Cash flow is a measure of a company’s financial strength and represents earnings before depreciation, amortization, and non-cash charges. Forward PE, or price to earnings, is a valuation measure calculated by dividing a company’s market price per share by its expected earnings per share over the following 12 months.  Earnings growth is not a measure of a fund’s future performance.

Standard & Poor’s Financial Services LLC is the source and owner of the S&P® and S&P 500® trademarks.

The Dow Jones Industrial Average is the property of the Dow Jones & Company, Inc. Dow Jones & Company, Inc. is not affiliated with the Fund or its investment advisor. Dow Jones & Company, Inc. has not participated in any way in the creation of the Fund or in the selection of stocks included in the Fund and has not approved any information included in this report.

HENNESSY FUNDS	1-800-966-4354

Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2019

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Equity and Income Fund –
Investor Class (HEIFX)	6.24%	8.53%	6.05%	10.01%
Hennessy Equity and Income Fund –
Institutional Class (HEIIX)	6.47%	8.99%	6.46%	10.34%
Blended Balanced Index	7.81%	10.36%	7.88%	10.51%
S&P 500® Index	9.76%	13.49%	11.63%	15.32%

Expense ratios:  1.49% (Investor Class); 1.09% (Institutional Class)

(1)	Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for the period from March 13, 2010, to October 26, 2012, is that of the FBR Balanced Fund, and performance for the periods on or prior to March 12, 2010, is that of the AFBA 5 Star Balanced Fund.

The Blended Balanced Index consists of 60% common stocks represented by the S&P 500® Index and 40% bonds represented by the Bloomberg Barclays Capital Intermediate U.S. Government/Credit Index. The S&P 500® Index is commonly used to measure the performance of U.S. stocks. The Bloomberg Barclays Capital Intermediate U.S. Government/Credit Index is commonly used to measure the performance of U.S. bonds. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with SEC regulations.

Standard & Poor’s Financial Services LLC is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

  HENNESSYFUNDS.COM

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2019 (Unaudited)

HENNESSY EQUITY AND INCOME FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Berkshire Hathaway, Inc., Class B	4.27%
Visa, Inc., Class A	3.32%
Apple, Inc.	3.28%
Alphabet, Inc., Class C	3.04%
Dollar Tree, Inc.	2.86%
CarMax, Inc.	2.42%
Altria Group, Inc.	2.35%
Norfolk Southern Corp.	2.27%
BlackRock, Inc.	2.15%
FedEx Corp.	2.12%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354

COMMON STOCKS – 57.64%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 3.98%
Alphabet, Inc., Class C (a)	4,934	$5,863,960	3.04%
Verizon Communications, Inc.	31,742	1,815,325	0.94%
		7,679,285	3.98%

Consumer Discretionary – 12.07%
CarMax, Inc. (a)	60,074	4,677,362	2.42%
Carnival Corp. (b)	72,732	3,990,077	2.07%
Dollar Tree, Inc. (a)	49,697	5,530,282	2.86%
Home Depot, Inc.	18,020	3,670,674	1.90%
Lowe’s Companies, Inc.	15,613	1,766,455	0.92%
O’Reilly Automotive, Inc. (a)	9,711	3,676,293	1.90%
		23,311,143	12.07%

Consumer Staples – 5.44%
Altria Group, Inc.	83,366	4,529,275	2.35%
Nestle S.A. (b)	40,838	3,942,092	2.04%
The Coca-Cola Co.	41,348	2,028,533	1.05%
		10,499,900	5.44%

Energy – 1.20%
Chevron Corp.	19,347	2,322,801	1.20%

Financials – 13.29%
Alleghany Corp. (a)	5,453	3,581,967	1.85%
Berkshire Hathaway, Inc., Class B (a)	38,011	8,237,364	4.27%
BlackRock, Inc.	8,576	4,161,418	2.15%
The Charles Schwab Corp.	64,265	2,942,052	1.52%
The Progressive Corp.	47,689	3,726,895	1.93%
Wells Fargo & Co.	62,582	3,029,594	1.57%
		25,679,290	13.29%

Health Care – 0.88%
Bristol-Myers Squibb Co.	36,662	1,702,217	0.88%

Industrials – 7.44%
FedEx Corp.	21,635	4,098,967	2.12%
General Dynamics Corp.	15,710	2,807,691	1.46%
Norfolk Southern Corp.	21,487	4,383,778	2.27%
Southwest Airlines Co.	56,732	3,076,576	1.59%
		14,367,012	7.44%

The accompanying notes are an integral part of these financial statements.

  HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology – 8.67%
Apple, Inc.	31,581	$6,337,360	3.28%
Cisco Systems, Inc.	71,516	4,001,320	2.07%
Visa, Inc., Class A	38,984	6,410,139	3.32%
		16,748,819	8.67%

Materials – 4.67%
Albemarle Corp.	32,050	2,405,673	1.24%
Martin Marietta Materials, Inc.	15,848	3,516,671	1.82%
NewMarket Corp.	7,406	3,107,410	1.61%
		9,029,754	4.67%
Total Common Stocks
(Cost $82,731,809)		111,340,221	57.64%

PREFERRED STOCKS – 2.17%

Communication Services – 0.06%
AT&T, Inc., 5.625%, 08/01/2067	4,665	120,777	0.06%

Consumer Staples – 0.10%
CHS, Inc., Series 4, 7.500%, Perpetual	7,005	192,988	0.10%

Energy – 0.06%
Enbridge, Inc., Series B, 6.375% to 04/15/2023 then
3 Month LIBOR USD + 3.593%, 04/15/2078 (b)(f)	4,410	116,556	0.06%

Financials – 1.90%
Aegon N.V., 6.375%, Perpetual (b)	3,845	98,624	0.05%
American International Group, Inc., Series A, 5.850%, Perpetual (a)	4,250	110,500	0.06%
Arch Capital Group Ltd., Series F, 5.450%, Perpetual (b)	4,955	121,199	0.06%
Axis Capital Holdings Ltd., Series E, 5.500%, Perpetual (b)	2,680	65,740	0.03%
Banc of California, Inc., Series E, 7.000%, Perpetual	3,805	99,691	0.05%
Bank of America Corp.
Series GG, 6.000%, Perpetual	3,455	92,179	0.05%
Series CC, 6.200%, Perpetual	2,290	60,181	0.03%
BB&T Corp.
5.625%, Perpetual	4,230	110,107	0.06%
Series F, 5.200%, Perpetual	4,740	117,931	0.06%
Capital One Financial Corp.
Series F, 6.200%, Perpetual	4,330	112,710	0.06%
Series H, 6.000%, Perpetual	4,365	113,883	0.06%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

PREFERRED STOCKS	Number		% of
	of Shares	Value	Net Assets
Financials (Continued)
Citigroup, Inc.
Series K, 6.875% to 11/15/2023 then
3 Month LIBOR USD + 4.130%, Perpetual (f)	2,150	$59,598	0.03%
Series S, 6.300%, Perpetual	3,605	94,667	0.05%
Citizens Financial Group, Inc., Series D, 6.350% to 04/06/2024
then 3 Month LIBOR USD + 3.642%, Perpetual (f)	3,000	79,170	0.04%
First Republic Bank, Series G, 5.500%, Perpetual	3,170	80,581	0.04%
Hartford Financial Services Group, Inc., Series G, 6.000%, Perpetual	4,150	109,021	0.06%
Huntington Bancshares, Inc., Series D, 6.250%, Perpetual	5,930	154,299	0.08%
IBERIABANK Corp.
Series D, 6.100% to 05/01/2024 then
3 Month LIBOR USD + 3.859%, Perpetual (a)(f)	1,600	40,800	0.02%
Series B, 6.625% to 08/01/2025 then
3 Month LIBOR USD + 4.262%, Perpetual (f)	1,920	51,322	0.03%
ING Groep N.V., 6.125%, Perpetual (b)	1,935	49,459	0.02%
JPMorgan Chase & Co., Series BB, 6.150%, Perpetual	6,490	171,141	0.09%
KeyCorp
Series E, 6.125% to 12/15/2026 then
3 Month LIBOR USD + 3.892%, Perpetual (f)	4,075	111,207	0.06%
Series F, 5.650%, Perpetual	2,065	51,914	0.02%
Legg Mason, Inc.
5.450%, 09/15/2056	2,270	56,636	0.03%
6.375%, 03/15/2056	1,946	52,153	0.03%
MetLife, Inc., Series E, 5.625%, Perpetual	4,400	114,928	0.06%
Morgan Stanley, Series I, 6.375% to 10/15/2024 then
3 Month LIBOR USD + 3.708%, Perpetual (f)	7,000	189,490	0.10%
Prudential Financial, Inc., 5.625%, 08/15/2058	2,075	53,992	0.03%
Regions Financial Corp., Series B, 6.375% to 09/15/2024 then
3 Month LIBOR USD + 3.536%, Perpetual (f)	4,145	115,148	0.06%
State Street Corp., Series D, 5.900% to 03/15/2024 then
3 Month LIBOR USD + 3.108%, Perpetual (f)	4,150	109,228	0.06%
Synovus Financial Corp., Series D, 6.300% to 06/21/2023 then
3 Month LIBOR USD + 3.352%, Perpetual (f)	2,100	56,259	0.03%
TCF Financial Corp., Series C, 5.700%, Perpetual	2,090	52,334	0.03%
The Allstate Corp., Series G, 5.625%, Perpetual	4,745	121,709	0.06%
The Charles Schwab Corp., Series C, 6.000%, Perpetual	4,315	113,183	0.06%
The Goldman Sachs Group, Inc.
Series K, 6.375% to 05/10/2024 then
3 Month LIBOR USD + 3.550%, Perpetual (f)	2,560	69,043	0.04%
Series N, 6.300%, Perpetual	2,620	68,408	0.03%

The accompanying notes are an integral part of these financial statements.

  HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS

PREFERRED STOCKS	Number		% of
	of Shares	Value	Net Assets
Financials (Continued)
U.S. Bancorp, Series F, 6.500% to 01/15/2022 then
3 Month LIBOR USD + 4.468%, Perpetual (d)(f)	2,755	$73,696	0.04%
Webster Financial Corp., Series F, 5.250%, Perpetual	1,160	28,304	0.01%
Wells Fargo & Co.
Series V, 6.000%, Perpetual	4,325	113,921	0.06%
Series X, 5.500%, Perpetual	4,475	114,515	0.06%
		3,658,871	1.90%

Utilities – 0.05%
The Southern Co., 6.250%, 10/15/2075	3,840	100,224	0.05%

Total Preferred Stocks
(Cost $4,097,953)		4,189,416	2.17%

REITS – 0.82%

Financials – 0.82%
Annaly Capital Management, Inc., Series F, 6.950% to 09/30/2022
then 3 Month LIBOR USD + 4.993%, Perpetual (f)	4,370	112,047	0.06%
Apollo Commercial Real Estate Finance, Inc.	9,010	168,847	0.09%
Chimera Investment Corp.	9,270	177,706	0.09%
Chimera Investment Corp.
Series A, 8.000%, Perpetual	4,620	118,180	0.06%
Series B, 8.000% to 03/30/2024 then
3 Month LIBOR USD + 5.791%, Perpetual (f)	2,350	60,019	0.03%
Invesco Mortgage Capital, Inc., Series C, 7.500% to 09/27/2027
then 3 Month LIBOR USD + 5.289%, Perpetual (f)	4,340	110,062	0.06%
Kimco Realty Corp., Series M, 5.250%, Perpetual	2,730	63,364	0.03%
Monmouth Real Estate Investment Corp., Series C, 6.125%, Perpetual	4,180	101,240	0.05%
Public Storage, Series B, 5.400%, Perpetual	3,180	80,454	0.04%
Starwood Property Trust, Inc.	7,765	178,983	0.09%
Two Harbors Investment Corp.	10,655	147,678	0.08%
Two Harbors Investment Corp., Series B, 7.625% to 07/27/2027
then 3 Month LIBOR USD + 5.352%, Perpetual (f)	6,880	172,550	0.09%
Vornado Realty Trust, Series M, 5.250%, Perpetual	3,590	84,904	0.05%
		1,576,034	0.82%
Total REITS
(Cost $1,535,088)		1,576,034	0.82%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

CORPORATE BONDS – 22.89%	Par		% of
	Amount	Value	Net Assets
Communication Services – 1.21%
AT&T, Inc.
3.000%, 02/15/2022	500,000	$503,305	0.26%
4.250%, 03/01/2027	980,000	1,018,179	0.53%
5.350%, 09/01/2040	200,000	214,100	0.11%
Verizon Communications, Inc., 2.450%, 11/01/2022	600,000	595,314	0.31%
		2,330,898	1.21%

Consumer Discretionary – 0.53%
Alibaba Group Holding Ltd., 3.600%, 11/28/2024 (b)	1,000,000	1,023,961	0.53%

Consumer Staples – 0.71%
CVS Health Corp., 4.125%, 05/15/2021	1,000,000	1,021,235	0.53%
Wal-Mart Stores, Inc., 5.000%, 10/25/2040	300,000	351,635	0.18%
		1,372,870	0.71%

Energy – 3.00%
Boardwalk Pipelines LP, 4.450%, 07/15/2027	1,200,000	1,186,181	0.62%
Canadian Natural Resources Ltd., 3.900%, 02/01/2025 (b)	1,000,000	1,030,460	0.53%
Encana Corp., 3.900%, 11/15/2021 (b)	1,600,000	1,629,635	0.84%
Husky Energy, Inc., 4.000%, 04/15/2024 (b)	750,000	767,164	0.40%
National Oilwell Varco, Inc., 2.600%, 12/01/2022	1,200,000	1,177,840	0.61%
		5,791,280	3.00%

Financials – 11.26%
American International Group, Inc.
4.125%, 02/15/2024	1,000,000	1,044,574	0.54%
4.875%, 06/01/2022	1,000,000	1,055,588	0.55%
Capital One Financial Corp., 4.750%, 07/15/2021	1,500,000	1,563,225	0.81%
Capital One NA, 2.250%, 09/13/2021	500,000	492,875	0.25%
Diamond 1 Finance Corp. / Diamond 2
Finance Corp., 5.450%, 06/15/2023 (e)	1,220,000	1,302,359	0.67%
Discover Financial Services, 5.200%, 04/27/2022	900,000	957,208	0.50%
First Niagara Financial Group, Inc., 6.750%, 03/19/2020	590,000	610,399	0.32%
General Motors Financial Co, Inc., 3.700%, 05/09/2023	1,075,000	1,080,608	0.56%
Huntington Bancshares, Inc., 4.000%, 05/15/2025	765,000	795,474	0.41%
JPMorgan Chase & Co., 2.700%, 05/18/2023	1,000,000	991,323	0.51%
KeyCorp, 5.100%, 03/24/2021	950,000	991,076	0.51%
Lincoln National Corp., 6.250%, 02/15/2020	280,000	287,330	0.15%
Morgan Stanley, 5.500%, 07/28/2021	2,333,000	2,463,442	1.28%
Prudential Financial, Inc., 3.878%, 03/27/2028	400,000	419,295	0.22%

The accompanying notes are an integral part of these financial statements.

  HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS

CORPORATE BONDS	Par		% of
	Amount	Value	Net Assets
Financials (Continued)
Raymond James Financial, Inc.
3.625%, 09/15/2026	1,500,000	$1,488,671	0.77%
5.625%, 04/01/2024	700,000	775,859	0.40%
Synchrony Financial, 3.750%, 08/15/2021	1,200,000	1,219,427	0.63%
Synovus Financial Corp., 3.125%, 11/01/2022	1,300,000	1,285,375	0.67%
The Goldman Sachs Group, Inc.
5.375%, 03/15/2020	600,000	613,049	0.32%
6.000%, 06/15/2020	1,500,000	1,551,668	0.80%
Willis North America, Inc., 3.600%, 05/15/2024	750,000	758,555	0.39%
		21,747,380	11.26%

Health Care – 3.00%
Agilent Technologies, Inc., 5.000%, 07/15/2020	650,000	667,175	0.34%
Amgen, Inc.
3.450%, 10/01/2020	1,000,000	1,010,498	0.53%
3.625%, 05/22/2024	250,000	256,961	0.13%
Celgene Corp., 3.625%, 05/15/2024	1,600,000	1,627,178	0.84%
Edwards Lifesciences Corp., 4.300%, 06/15/2028	1,450,000	1,519,961	0.79%
Express Scripts Holding Co., 3.500%, 06/15/2024	700,000	705,979	0.37%
		5,787,752	3.00%

Industrials – 0.54%
Rio Tinto Finance USA Ltd., 3.750%, 06/15/2025 (b)	1,000,000	1,049,664	0.54%

Information Technology – 0.64%
Apple, Inc., 4.500%, 02/23/2036	250,000	277,867	0.14%
Corning, Inc., 6.850%, 03/01/2029	275,000	338,251	0.18%
Juniper Networks, Inc., 4.600%, 03/15/2021	600,000	618,743	0.32%
		1,234,861	0.64%

Materials – 1.45%
AngloGold Ashanti Holdings PLC, 5.125%, 08/01/2022 (b)	1,000,000	1,039,085	0.54%
Newmont Goldcorp Corp.
3.500%, 03/15/2022	1,000,000	1,012,498	0.52%
3.625%, 06/09/2021 (e)	750,000	756,415	0.39%
		2,807,998	1.45%

Retail Trade – 0.55%
Macy’s Retail Holdings, Inc.
4.375%, 09/01/2023	900,000	919,733	0.47%
4.500%, 12/15/2034	175,000	152,810	0.08%
		1,072,543	0.55%
Total Corporate Bonds
(Cost $43,473,823)		44,219,207	22.89%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

MORTGAGE BACKED SECURITIES – 5.21%	Par		% of
	Amount	Value	Net Assets
Fannie Mae Pool
3.000%, 10/01/2043	2,384,043	$2,369,035	1.23%
3.500%, 01/01/2042	485,968	494,362	0.25%
4.000%, 10/01/2041	543,426	562,712	0.29%
4.000%, 12/01/2041	480,715	497,776	0.26%
4.500%, 08/01/2020	11,477	11,714	0.01%
6.000%, 10/01/2037	126,781	141,701	0.07%
Fannie Mae REMICS
Series 13-52, 1.250%, 06/25/2043	148,794	133,255	0.07%
Series 12-22, 2.000%, 11/25/2040	125,226	123,297	0.06%
Series 12-16, 2.000%, 11/25/2041	110,052	107,670	0.06%
Series 10-134, 2.250%, 03/25/2039	91,431	90,971	0.05%
Freddie Mac Gold Pool
3.000%, 05/01/2042	893,689	888,158	0.46%
3.000%, 09/01/2042	1,644,971	1,634,791	0.85%
3.500%, 01/01/2048	1,638,191	1,659,206	0.86%
5.000%, 05/01/2020	8,380	8,506	0.00%
5.500%, 04/01/2037	66,720	73,755	0.04%
Freddie Mac REMICS
Series 4146, 1.500%, 10/15/2042	83,864	83,128	0.04%
Series 4309, 2.000%, 10/15/2043	88,791	86,224	0.05%
Series 3928, 2.500%, 08/15/2040	234,282	236,493	0.12%
Series 3870, 2.750%, 01/15/2041	68,218	68,042	0.04%
Series 4016, 3.000%, 09/15/2039	295,396	295,720	0.15%
Series 4322, 3.000%, 05/15/2043	271,061	274,594	0.14%
Government National Mortgage Association, 1.750%, 02/16/2043	233,090	221,645	0.11%

Total Mortgage Backed Securities
(Cost $10,107,110)		10,062,755	5.21%

U.S. TREASURY OBLIGATIONS – 4.62%

U.S. Treasury Bonds – 0.53%
U.S. Treasury Bonds, 3.625%, 02/15/2044	900,000	1,013,766	0.53%

U.S. Treasury Notes – 4.09%
U.S. Treasury Notes
2.625%, 11/15/2020	2,200,000	2,209,969	1.14%
2.750%, 02/15/2024	1,925,000	1,965,643	1.02%
3.000%, 10/31/2025	450,000	466,681	0.24%
3.625%, 08/15/2019	3,250,000	3,260,791	1.69%
		7,903,084	4.09%
Total U.S. Treasury Obligations
(Cost $8,858,136)		8,916,850	4.62%

The accompanying notes are an integral part of these financial statements.

  HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS

U.S. GOVERNMENT AGENCY ISSUES – 3.29%	Par		% of
	Amount	Value	Net Assets
U.S. Government Agency Issues – 3.29%
Fannie Mae
1.500%, 08/10/2021	1,000,000	$982,947	0.51%
2.500%, 03/30/2026 (g)	1,200,000	1,200,454	0.62%
3.000%, 04/18/2028 (g)	1,000,000	1,001,450	0.52%
Federal Home Loan Banks
1.250%, 10/17/2031 (g)	1,250,000	1,224,427	0.63%
2.000%, 10/27/2023 (g)	1,200,000	1,194,031	0.62%
2.750%, 07/11/2031	800,000	762,345	0.39%
		6,365,654	3.29%
Total U.S. Government Agency Issues
(Cost $6,399,511)		6,365,654	3.29%

INVESTMENT COMPANIES (EXCLUDING
MONEY MARKET FUNDS) – 1.40%

Financials – 0.67%
Apollo Investment Corp.	10,090	157,707	0.08%
Ares Capital Corp.	10,130	182,340	0.09%
BlackRock TCP Capital Corp.	11,000	159,500	0.08%
FS Investment Corp.	21,350	135,145	0.07%
Hercules Capital, Inc.	13,115	170,364	0.09%
Monroe Capital Corp.	12,670	155,714	0.08%
New Mountain Finance Corp.	12,065	169,634	0.09%
TPG Specialty Lending, Inc.	8,965	181,900	0.09%
		1,312,304	0.67%

Other Investment Companies – 0.73%
Guggenheim Credit Allocation Fund	34,000	730,660	0.38%
SPDR Barclays Capital High Yield Bond	1,000	36,270	0.02%
SPDR Barclays Short Term High Yield	4,000	109,440	0.06%
Vanguard High-Yield Corporate Fund	89,820	522,753	0.27%
		1,399,123	0.73%
Total Investment Companies (Excluding
Money Market Funds)
(Cost $2,805,707)		2,711,427	1.40%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

SHORT-TERM INVESTMENTS – 1.83%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 1.83%
Fidelity Government Portfolio, Institutional Class, 2.31% (c)	3,531,123	$3,531,123	1.83%

Total Short-Term Investments
(Cost $3,531,123)		3,531,123	1.83%

Total Investments
(Cost $163,540,260) – 99.87%		192,912,687	99.87%
Other Assets in Excess of Liabilities – 0.13%		253,556	0.13%

TOTAL NET ASSETS – 100.00%		$193,166,243	100.00%

Percentages are stated as a percent of net assets.

PLC – Public Limited Company
REIT – Real Estate Investment Trust
(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of April 30, 2019.
(d)
Investment in affiliated security. Quasar Distributors, LLC, which serves as the Fund’s distributor, is a subsidiary of U.S. Bancorp. Details of transactions with this affiliated company for the six-months ended April 30, 2019, are as follows:

Preferred Stocks
U.S. Bancorp
Beginning Cost – November 1, 2018	$79,260
Purchase Cost	$—
Sales Cost	$—
Ending Cost – April 30, 2019	$79,260
Dividend Income	$2,238
Net Change in Unrealized Appreciation/Depreciation	$(716)
Realized Gain/Loss	$—
Shares	2,755
Market Value – April 30, 2019	$73,696

(e)
Rule 144A security. Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. Rule 144A securities may be resold in transactions exempt from registration to qualified institutional investors. As of April 30, 2019, the market value of this security totaled $2,058,774, which represents 1.07% of net assets.

(f)	Variable rate security; rate disclosed is the rate as of April 30, 2019.
(g)	Step-up bond; rate disclosed is the rate as of April 30, 2019.

The accompanying notes are an integral part of these financial statements.

  HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS

Summary of Fair Value Exposure as of April 30, 2019

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2019 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$7,679,285	$—	$—	$7,679,285
Consumer Discretionary	23,311,143	—	—	23,311,143
Consumer Staples	10,499,900	—	—	10,499,900
Energy	2,322,801	—	—	2,322,801
Financials	25,679,290	—	—	25,679,290
Health Care	1,702,217	—	—	1,702,217
Industrials	14,367,012	—	—	14,367,012
Information Technology	16,748,819	—	—	16,748,819
Materials	9,029,754	—	—	9,029,754
Total Common Stocks	$111,340,221	$—	$—	$111,340,221
Preferred Stocks
Communication Services	$120,777	$—	$—	$120,777
Consumer Staples	192,988	—	—	192,988
Energy	116,556	—	—	116,556
Financials	3,658,871	—	—	3,658,871
Utilities	100,224	—	—	100,224
Total Preferred Stocks	$4,189,416	$—	$—	$4,189,416
REITS
Financials	$1,576,034	$—	$—	$1,576,034
Total REITS	$1,576,034	$—	$—	$1,576,034
Corporate Bonds
Communication Services	$—	$2,330,898	$—	$2,330,898
Consumer Discretionary	—	1,023,961	—	1,023,961
Consumer Staples	—	1,372,870	—	1,372,870
Energy	—	5,791,280	—	5,791,280
Financials	—	21,747,380	—	21,747,380
Health Care	—	5,787,752	—	5,787,752
Industrials	—	1,049,664	—	1,049,664
Information Technology	—	1,234,861	—	1,234,861
Materials	—	2,807,998	—	2,807,998
Retail Trade	—	1,072,543	—	1,072,543
Total Corporate Bonds	$—	$44,219,207	$—	$44,219,207
Mortgage Backed Securities	$—	$10,062,755	$—	$10,062,755
U.S. Treasury Obligations
U.S. Treasury Bonds	$—	$1,013,766	$—	$1,013,766
U.S. Treasury Notes	—	7,903,084	—	7,903,084
Total U.S. Treasury Obligations	$—	$8,916,850	$—	$8,916,850
U.S. Government Agency Issues	$—	$6,365,654	$—	$6,365,654
Investment Companies (Excluding
Money Market Funds)
Financials	$1,312,304	$—	$—	$1,312,304
Other Investment Companies	1,399,123	—	—	1,399,123
Total Investment Companies (Excluding
Money Market Funds)	$2,711,427	$—	$—	$2,711,427
Short-Term Investments
Money Market Funds	$3,531,123	$—	$—	$3,531,123
Total Short-Term Investments	$3,531,123	$—	$—	$3,531,123
Total Investments	$123,348,221	$69,564,466	$—	$192,912,687
The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

ASSETS:
Investments in unaffiliated securities, at value (cost $163,461,000)	$192,838,991
Investments in affiliated securities, at value (cost $79,260)	73,696
Total investments in securities, at value (cost $163,540,260)	192,912,687
Dividends and interest receivable	788,739
Receivable for fund shares sold	23,437
Prepaid expenses and other assets	25,358
Total assets	193,750,221

LIABILITIES:
Payable for fund shares redeemed	351,648
Payable to advisor	127,342
Payable to administrator	24,422
Payable to auditor	11,121
Accrued distribution fees	17,628
Accrued service fees	8,710
Accrued trustees fees	3,796
Accrued expenses and other payables	39,311
Total liabilities	583,978
NET ASSETS	$193,166,243

NET ASSETS CONSISTS OF:
Capital stock	$156,861,012
Total distributable earnings	36,305,231
Total net assets	$193,166,243

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$105,534,452
Shares issued and outstanding	6,812,902
Net asset value, offering price, and redemption price per share	$15.49

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$87,631,791
Shares issued and outstanding	6,004,224
Net asset value, offering price, and redemption price per share	$14.60

The accompanying notes are an integral part of these financial statements.

  HENNESSYFUNDS.COM

STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

INVESTMENT INCOME:
Dividend income from unaffiliated securities	$1,502,701
Dividend income from affiliated securities	2,238
Interest income	1,242,032
Total investment income	2,746,971

EXPENSES:
Investment advisory fees (See Note 5)	794,709
Sub-transfer agent expenses – Investor Class (See Note 5)	126,118
Sub-transfer agent expenses – Institutional Class (See Note 5)	31,273
Administration, accounting, custody, and transfer agent fees (See Note 5)	93,677
Distribution fees – Investor Class (See Note 5)	82,251
Service fees – Investor Class (See Note 5)	54,834
Federal and state registration fees	20,083
Compliance expense (See Note 5)	12,846
Reports to shareholders	11,665
Audit fees	11,122
Trustees’ fees and expenses	8,685
Legal fees	918
Interest expense (See Note 7)	11
Other expenses	9,409
Total expenses	1,257,601
NET INVESTMENT INCOME	$1,489,370

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on:
Unaffiliated investments	$6,754,549
Affiliated investments	—
Net change in unrealized appreciation/depreciation on:
Unaffiliated investments	3,178,416
Affiliated investments	(716)
Net gain on investments	9,932,249
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,421,619

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

(This Page Intentionally Left Blank.)

  HENNESSYFUNDS.COM

STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2019	Year Ended
	(Unaudited)	October 31, 2018
OPERATIONS:
Net investment income	$1,489,370	$2,609,181
Net realized gain on investments	6,754,549	17,838,930
Net change in unrealized
appreciation/depreciation on investments	3,177,700	(10,483,828)
Net increase in net assets resulting from operations	11,421,619	9,964,283

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(9,099,004)	(8,985,666)
Distributable earnings – Institutional Class	(7,685,326)	(7,053,813)
Total distributions	(16,784,330)	(16,039,479)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	3,000,413	7,048,624
Proceeds from shares subscribed – Institutional Class	6,836,331	13,307,380
Dividends reinvested – Investor Class	8,860,237	8,738,463
Dividends reinvested – Institutional Class	6,099,845	5,575,964
Cost of shares redeemed – Investor Class	(24,777,938)	(46,331,304)
Cost of shares redeemed – Institutional Class	(20,673,386)	(29,143,836)
Net decrease in net assets derived
from capital share transactions	(20,654,498)	(40,804,709)
TOTAL DECREASE IN NET ASSETS	(26,017,209)	(46,879,905)

NET ASSETS:
Beginning of period	219,183,452	266,063,357
End of period	$193,166,243	$219,183,452

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	201,365	438,224
Shares sold – Institutional Class	486,855	882,622
Shares issued to holders as reinvestment
of dividends – Investor Class	614,997	550,174
Shares issued to holders as reinvestment
of dividends – Institutional Class	448,745	371,576
Shares redeemed – Investor Class	(1,671,725)	(2,885,470)
Shares redeemed – Institutional Class	(1,487,369)	(1,918,909)
Net decrease in shares outstanding	(1,407,132)	(2,561,783)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2019
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$15.82

Income from investment operations:
Net investment income	0.09	(1)
Net realized and unrealized gains (losses) on investments	0.79
Total from investment operations	0.88

Less distributions:
Dividends from net investment income	(0.08)
Dividends from net realized gains	(1.13)
Total distributions	(1.21)
Net asset value, end of period	$15.49

TOTAL RETURN	6.24	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$105.53
Ratio of expenses to average net assets	1.45	%(3)
Ratio of net investment income to average net assets	1.32	%(3)
Portfolio turnover rate(4)	6	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

  HENNESSYFUNDS.COM

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2018	2017	2016	2015	2014

$16.24	$15.61	$16.15	$16.68	$15.77

0.16	0.14	0.14	0.13	0.16
0.40	1.95	(0.16)	0.11	1.41
0.56	2.09	(0.02)	0.24	1.57

(0.14)	(0.12)	(0.13)	(0.13)	(0.16)
(0.84)	(1.34)	(0.39)	(0.64)	(0.50)
(0.98)	(1.46)	(0.52)	(0.77)	(0.66)
$15.82	$16.24	$15.61	$16.15	$16.68

3.44%	14.16%	(0.12)%	1.43%	10.28%

$121.32	$155.33	$202.04	$292.84	$284.45
1.42%	1.43%	1.43%	1.38%	1.33%
0.89%	0.78%	0.84%	0.83%	1.01%
18%	15%	24%	39%	28%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2019
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$14.93

Income from investment operations:
Net investment income	0.12	(1)
Net realized and unrealized gains (losses) on investments	0.75
Total from investment operations	0.87

Less distributions:
Dividends from net investment income	(0.13)
Dividends from net realized gains	(1.07)
Total distributions	(1.20)
Net asset value, end of period	$14.60

TOTAL RETURN	6.47	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$87.63
Ratio of expenses to average net assets	1.04	%(3)
Ratio of net investment income to average net assets	1.73	%(3)
Portfolio turnover rate(4)	6	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

  HENNESSYFUNDS.COM

FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2018	2017	2016	2015	2014

$15.34	$14.76	$15.28	$15.80	$14.97

0.19	0.16	0.18	0.19	0.20
0.39	1.87	(0.13)	0.09	1.33
0.58	2.03	0.05	0.28	1.53

(0.20)	(0.18)	(0.20)	(0.19)	(0.20)
(0.79)	(1.27)	(0.37)	(0.61)	(0.50)
(0.99)	(1.45)	(0.57)	(0.80)	(0.70)
$14.93	$15.34	$14.76	$15.28	$15.80

3.86%	14.60%	0.30%	1.75%	10.60%

$97.86	$110.74	$129.91	$168.84	$102.10
1.02%	1.05%	1.03%	1.04%	1.05%
1.28%	1.16%	1.23%	1.18%	1.29%
18%	15%	24%	39%	28%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Notes to the Financial Statements April 30, 2019 (Unaudited)

1).  ORGANIZATION

The Hennessy Equity and Income Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term capital growth and current income. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

  HENNESSYFUNDS.COM

NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid at the end of each calendar quarter. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest $0.01. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
REIT Equity Securities – The Fund may invest in the equity securities of real estate investment trusts (REITs). Distributions received from REITs may be classified as dividends, capital gains, or return of capital. Investments in REITs may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. At other times, investments in a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.

j).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for

HENNESSY FUNDS	1-800-966-4354

Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

3).  SECURITIES VALUATION

The Fund follows fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

  HENNESSYFUNDS.COM

NOTES TO THE FINANCIAL STATEMENTS

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

HENNESSY FUNDS	1-800-966-4354

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee, which is comprised of representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2019, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2019, were $8,390,294 and $45,453,777, respectively.

Purchases and sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2019, were $1,498,770 and $2,154,541, respectively.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (collectively, the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During the six months ended April 30, 2019, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and furnishes office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.80%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

The Advisor has delegated the day-to-day management of the equity allocation of the Fund to a sub-advisor, The London Company of Virginia, LLC and has delegated the day-to-day management of the fixed income allocation of the Fund to a sub-advisor, FCI Advisors. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During the six months ended April 30, 2019, the Advisor (not the Fund) paid a sub-advisory fee at the rate of 0.33% of the daily net assets of the equity allocation and 0.27% of the daily net assets of the fixed income allocation.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

  HENNESSYFUNDS.COM

NOTES TO THE FINANCIAL STATEMENTS

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar Distributors, LLC is an affiliate of Fund Services and U.S. Bank N.A.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain

HENNESSY FUNDS	1-800-966-4354

general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2019, the Fund had an outstanding average daily balance and a weighted average interest rate of $425 and 5.25%, respectively. The interest expensed by the Fund during the six months ended April 30, 2019, is included in the Statement of Operations. The maximum amount outstanding for the Fund during the period was $77,000. As of April 30, 2019, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2018, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$192,870,478
Gross tax unrealized appreciation	$30,737,666
Gross tax unrealized depreciation	(4,551,004)
Net tax unrealized appreciation/(depreciation)	$26,186,662
Undistributed ordinary income	$240,336
Undistributed long-term capital gains	15,240,944
Total distributable earnings	$15,481,280
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$41,667,942

The difference between book-basis unrealized appreciation/depreciation (as shown in the Statement of Assets and Liabilities) and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2018, the Fund had no tax basis capital losses to offset future capital gains.

As of October 31, 2018, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2017, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2019 (year to date) and fiscal year 2018, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2019	October 31, 2018
Ordinary income(1)	$1,543,337	$2,623,910
Long-term capital gain	15,240,993	13,415,569
	$16,784,330	$16,039,479

(1)  Ordinary income includes short-term capital gain.

  HENNESSYFUNDS.COM

NOTES TO THE FINANCIAL STATEMENTS

9).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2019, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

HENNESSY FUNDS	1-800-966-4354

Expense Example (Unaudited)
April 30, 2019

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2018, through April 30, 2019.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” or “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

  HENNESSYFUNDS.COM

EXPENSE EXAMPLE

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2018	April 30, 2019	During Period(1)
Investor Class
Actual	$1,000.00	$1,062.40	$7.41
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.25

Institutional Class
Actual	$1,000.00	$1,064.70	$5.32
Hypothetical (5% return before expenses)	$1,000.00	$1,019.64	$5.21

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.45% for Investor Class shares or 1.04% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the one-half year period).

HENNESSY FUNDS	1-800-966-4354

How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

For periods ending on or prior to January 31, 2019, the Fund has filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. For periods ending on or after April 30, 2019, the Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-Q and Forms N-PORT are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2018 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Funds offer shareholders the option to receive account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery, please visit www.hennessyfunds.com. You may change your delivery preference at any time by visiting our website or calling U.S. Bank Global Fund Services at 1-800-261-6950.

  HENNESSYFUNDS.COM

PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Board Approval of Investment Advisory
Agreements

At its meeting on March 12, 2019, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”) and the sub-advisory agreement for the equity allocation of the Fund between the Advisor and The London Company, LLC, and the sub-advisory agreement for the fixed income allocation of the Fund between the Advisor and FCI Advisors (with The London Company, LLC and FCI Advisors, each herein referred to individually as a “Sub-Advisor” and together as the “Sub-Advisors”). As part of the process of approving the continuation of the advisory and sub-advisory agreements, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory and sub-advisory agreements. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory and sub-advisory agreements.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory and sub-advisory agreements. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory and sub-advisory agreements and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory and sub-advisory agreements and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	An inventory of the services provided by the Advisor and the Sub-Advisors to the Fund and the distinction between the Advisor-provided services and the Sub-Advisor-provided services;

(4)	A written discussion of economies of scale;

(5)	Summaries of the key terms of the advisory agreement and sub-advisory agreements;

(6)	A recent Fund fact sheet, which included performance information over various periods;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund;

(8)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(9)	A completed questionnaire from each Sub-Advisor and a summary thereof;

(10)	Summaries of each Sub-Advisor’s questionnaire and relevant information from such Sub-Advisor’s Form ADV Parts I and II;

(11)	Each Sub-Advisor’s Code of Ethics; and

(12)	Financial information for the holding company of each Sub-Advisor.

HENNESSY FUNDS	1-800-966-4354

All of the factors discussed were considered as a whole by the Trustees and by the Independent Trustees meeting in executive session. The factors were viewed in their totality by the Trustees, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory and sub-advisory agreements. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory and sub-advisory agreements, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor and the Sub-Advisors;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor and the Sub-Advisors;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor and the Sub-Advisors from serving as an investment advisor to the Fund (other than the advisory and sub-advisory fees).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review, the Trustees concluded that the Advisor provides high-quality services to the Fund and noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor oversees the Sub-Advisors for the Fund, and the Sub-Advisors act as the portfolio managers for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions.

(d)
The Advisor monitors compliance with federal securities laws, maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Sub-Advisors and the Fund’s other service providers, conducts on-site visits to the Sub-Advisors and the Fund’s other service providers, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O, and cyber insurance coverage, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

  HENNESSYFUNDS.COM

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(e)
The Advisor oversees the selection and continued employment of each Sub-Advisor, reviews the Fund’s investment performance, and monitors each Sub-Advisor’s adherence to the Fund’s investment objectives, policies, and restrictions.

(f)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(g)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(h)	The Advisor is actively involved with preparing regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(i)	For each annual report of the Fund, the Advisor reviews the written summaries prepared by the Sub-Advisors of the Fund’s performance during the most recent 12-month period.

(j)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Waterhouse, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)
The Advisor prepares or reviews all Board materials, frequently presents to the Board and leads Board discussions, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)	The Trustees considered the services identified below that are provided by each Sub-Advisor:

(a)	Each Sub-Advisor acts as the portfolio manager for the Fund. In this capacity, each Sub-Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	Each Sub-Advisor ensures that its compliance program includes policies and procedures relevant to the Fund and the Sub-Advisor’s duties as a portfolio manager to the Fund.

HENNESSY FUNDS	1-800-966-4354

(c)
For each annual report of the Fund, each Sub-Advisor prepares a written summary of the Fund’s performance (with respect to the equity allocation or the fixed income allocation, as applicable) during the most recent 12-month period.

(d)
Each Sub-Advisor provides a quarterly compliance certification to the Board regarding trading and allocation practices, supervisory matters, the Sub-Advisor’s compliance program (including its code of ethics), compliance with the Fund’s policies, and general firm updates.

(3)
The Trustees considered the distinction between the services performed by the Advisor and the Sub-Advisors. The Trustees noted that the management of the Fund, including the oversight of the Sub-Advisors, involves more comprehensive and substantive duties than the duties of the Sub-Advisors. Specifically, the Trustees considered the lists of services identified above and concluded that the services performed by the Advisor for the Fund require a higher level of service and oversight than the services performed by the Sub-Advisors. Based on this determination, the Trustees concluded that the differential in advisory fees between the Advisor and the Sub-Advisors is reasonable.

(4)
The Trustees compared the performance of the Fund to benchmark indices over various periods and also noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor and the Sub-Advisors manage the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted continuation of the advisory and sub-advisory agreements.

(5)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within the range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory and sub-advisory agreements.

(6)
The Trustees also considered whether the Advisor was realizing economies of scale that it should share with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund are asset-based fees, so the Advisor does not realize material economies of scale relating to those expenses as the assets of the Fund increase. For example, mutual fund platform fees increase as the Fund’s assets grow. The Trustees also considered the Advisor’s efforts to contain expenses through actions such as renegotiating service contracts, the Advisor’s significant marketing efforts to promote the Funds, the Advisor’s investments in personnel to manage the Funds, and the Advisor’s agreement to waive fees or lower its management fees in certain circumstances. The Trustees determined that it did not appear that the Advisor was realizing significant economies of scale and concluded that it would continue to monitor economies of scale in the future as circumstances changed.

  HENNESSYFUNDS.COM

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(7)
The Trustees considered the profitability of the Advisor and the Sub-Advisors, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor and the Sub-Advisors are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(8)
The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees, along with a very low level of turnover, and concluded that this was beneficial to the Fund and its shareholders.

(9)
The Trustees considered any benefits to the Advisor and the Sub-Advisors from serving as an advisor to the Fund (other than the advisory and sub-advisory fees). The Trustees noted that the Advisor and the Sub-Advisors may derive ancillary benefits from, by way of example, their association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor and the Sub-Advisors  from their relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ findings that (i) the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s and the Sub-Advisors’ own efforts in the performance of their duties under the advisory and sub-advisory agreements and (ii) although the Sub-Advisors could derive benefits from the conversion of Fund shareholders into separate account clients, the Fund also could benefit from potential institutional shareholders who might choose to invest in the Fund.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor and the Sub-Advisors, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s and the Sub-Advisors’ written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory and sub-advisory agreements.

HENNESSY FUNDS	1-800-966-4354

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For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19103-2529

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2019

HENNESSY BALANCED FUND

Investor Class  HBFBX

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies from the Hennessy Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Hennessy Funds electronically by visiting www.hennessyfunds.com/account or by calling U.S. Bank Global Fund Services at 1-800-261-6950. If you own shares in a Fund through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling U.S. Bank Global Fund Services at 1-800-261-6950 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive paper copies of reports will apply to all Funds in the Hennessy Funds family.

hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	14
Expense Example	22
Proxy Voting Policy and Proxy Voting Records	24
Availability of Quarterly Portfolio Schedule	24
Federal Tax Distribution Information	24
Important Notice Regarding Delivery of Shareholder Documents	24
Electronic Delivery	24
Board Approval of Investment Advisory Agreement	25

HENNESSY FUNDS	1-800-966-4354

May 2019

Dear Hennessy Funds Shareholder:

U.S. markets experienced another roller coaster ride between October 2018 and April 2019. While the markets chalked up good returns over the six-month period ended April 30, 2019, with the Dow Jones Industrial Average rising 7% and the S&P 500® Index rising 10%, the period included a steep drop during the last two months of 2018 followed by an equally steep recovery in early 2019. Brought on by fear over trade negotiations with China and rising short-term interest rates, this correction marked the sixth correction of more than 10% since 2010.  For the previous five corrections, which averaged a decline of 14%, the duration of the drop averaged a very quick 47 trading days from peak to trough, and then the market regained its prior “high” in just 118 trading days. This most recent correction was a little steeper, with a decline of 19% from peak to trough, and while the Dow hasn’t yet quite regained its prior high, we believe it’s only a matter of time. In my opinion, investors should come to expect these inevitable pullbacks as temporary corrections that every bull market experiences.

As you look at the markets today, I urge you to consider the fundamentals. Valuations remain reasonable with the Dow trading at a forward PE of 16x and the S&P 500® trading at 17x, which are slightly above their 10-year averages of 15x and 16x, respectively. Cash flow and earnings are at all-time highs. For the 90% of companies in the S&P 500® that have already reported first quarter earnings, 76% beat their earnings estimate and 59% beat their sales estimate.  Looking forward, we expect earnings to continue to grow at an average of approximately 10% annually both this year and next. Meanwhile, interest rates remain low, with the 30-year bond yield below 3% and mortgage rates at around 4%. The labor market is also strong with wages growing over 3% during the last nine months and unemployment down to 3.6% in April, the lowest rate since 1969.

Meanwhile, cash continues to build up on corporate balance sheets, with over $5.4 trillion for the S&P 500® companies alone. Companies have been spending on investments, and importantly, they have also been returning capital to shareholders. Stock buybacks had a record year in 2018, climbing to $806.4 billion for S&P 500® companies. Share repurchases continued strong into 2019, with S&P 500® companies repurchasing $227 billion worth of stock in the first quarter, an increase of 59% compared to the first quarter of 2018. Dividends are also on the rise, with S&P 500® companies raising their dividends at about 7% annually over the last three years.

And, as I have said many times and continue to believe, there is no sign of the euphoria that generally precedes a bear market. Some investors may think this bull market, now in its 11th year, is “long in the tooth.” I disagree. If you step back, tune out some of the noise, and look at the market from 30,000 feet, the fundamentals point to a continued bull market. I believe the U.S. economy can continue growing at a pace of 2 to 3%, driving corporate profits higher, and I am very confident in the long-term outlook for this market.

  HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

Thank you for your continued trust and investment in the Hennessy Funds. We believe that there continue to be great opportunities throughout all parts of the market, and we remain steadfastly focused on managing our high-conviction portfolios for the long-term benefit of our shareholders.  Should you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index and the Dow Jones Industrial Average are unmanaged indices commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

Cash flow is a measure of a company’s financial strength and represents earnings before depreciation, amortization, and non-cash charges. Forward PE, or price to earnings, is a valuation measure calculated by dividing a company’s market price per share by its expected earnings per share over the following 12 months.  Earnings growth is not a measure of a fund’s future performance.

Standard & Poor’s Financial Services LLC is the source and owner of the S&P® and S&P 500® trademarks.

The Dow Jones Industrial Average is the property of the Dow Jones & Company, Inc. Dow Jones & Company, Inc. is not affiliated with the Fund or its investment advisor. Dow Jones & Company, Inc. has not participated in any way in the creation of the Fund or in the selection of stocks included in the Fund and has not approved any information included in this report.

HENNESSY FUNDS	1-800-966-4354
3

Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2019

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Balanced Fund (HBFBX)	5.33%	7.23%	4.90%	7.52%
50/50 Blended DJIA/Treasury Index	4.55%	7.79%	6.77%	8.03%
Dow Jones Industrial Average	7.14%	12.63%	12.60%	15.43%

Expense ratio:  1.85%

(1)  Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The 50/50 Blended DJIA/Treasury Index consists of 50% common stocks represented by the Dow Jones Industrial Average and 50% short-duration Treasury securities represented by the ICE BofAML 1-Year U.S. Treasury Note Index. The Dow Jones Industrial Average is commonly used to measure the performance of U.S. stocks. The ICE BofAML 1-Year U.S. Treasury Note Index comprises Treasury securities maturing in approximately one year. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with SEC regulations.

The Dow Jones Industrial Average is the property of the Dow Jones & Company, Inc. Dow Jones & Company, Inc. is not affiliated with the Fund or its investment advisor. Dow Jones & Company, Inc. has not participated in any way in the creation of the Fund or in the selection of stocks included in the Fund and has not approved any information included in this report.

The expense ratio presented is from the most recent prospectus. The expense ratio for the current reporting period is available in the Financial Highlights section of this report.

  HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2019 (Unaudited)

HENNESSY BALANCED FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
International Business Machines Corp.	5.07%
Exxon Mobil Corp.	4.82%
Chevron Corp.	4.52%
JPMorgan Chase & Co.	4.33%
The Coca-Cola Co.	4.29%
Verizon Communications, Inc.	4.26%
Merck & Co., Inc.	4.23%
Cisco Systems, Inc.	3.95%
Pfizer, Inc.	3.94%
The Procter & Gamble Co.	3.47%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
5

COMMON STOCKS – 47.11%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 4.26%
Verizon Communications, Inc.	9,500	$543,305	4.26%

Consumer Staples – 8.35%
The Coca-Cola Co.	11,150	547,019	4.29%
The Procter & Gamble Co.	4,150	441,892	3.47%
Walgreens Boots Alliance, Inc.	1,400	74,998	0.59%
		1,063,909	8.35%

Energy – 9.34%
Chevron Corp.	4,800	576,288	4.52%
Exxon Mobil Corp.	7,650	614,142	4.82%
		1,190,430	9.34%

Financials – 4.33%
JPMorgan Chase & Co.	4,750	551,238	4.33%

Health Care – 8.17%
Merck & Co., Inc.	6,850	539,163	4.23%
Pfizer, Inc.	12,350	501,534	3.94%
		1,040,697	8.17%

Industrials – 0.91%
3M Co.	400	75,804	0.59%
General Electric Co.	3,950	40,171	0.32%
		115,975	0.91%

Information Technology – 11.16%
Cisco Systems, Inc.	8,988	502,879	3.95%
Intel Corp.	5,350	273,064	2.14%
International Business Machines Corp.	4,600	645,242	5.07%
		1,421,185	11.16%

Materials – 0.59%
DowDuPont, Inc.	1,950	74,977	0.59%

Total Common Stocks
(Cost $4,961,668)		6,001,716	47.11%

The accompanying notes are an integral part of these financial statements.

  HENNESSYFUNDS.COM
6

SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 52.33%	Number of Shares/		% of
	Par Amount	Value	Net Assets
Money Market Funds – 2.66%
Fidelity Government Portfolio, Institutional Class, 2.31% (a)	339,393	$339,393	2.66%

U.S. Treasury Bills – 49.67%
2.395%, 05/23/2019 (b)	1,000,000	998,668	7.84%
2.410%, 06/20/2019 (b)	800,000	797,483	6.26%
2.380%, 07/18/2019 (b)	400,000	397,947	3.12%
2.380%, 11/07/2019 (b)	700,000	691,281	5.43%
2.635%, 12/05/2019 (b)	1,000,000	986,103	7.74%
2.515%, 01/30/2020 (b)	2,500,000	2,455,889	19.28%
		6,327,371	49.67%
Total Short-Term Investments
(Cost $6,661,195)		6,666,764	52.33%

Total Investments
(Cost $11,622,863) – 99.44%		12,668,480	99.44%
Other Assets in Excess of Liabilities – 0.56%		71,143	0.56%

TOTAL NET ASSETS – 100.00%		$12,739,623	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s seven-day yield as of April 30, 2019.
(b)	The rate listed is the discount rate at issue.

Summary of Fair Value Exposure as of April 30, 2019

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2019 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$543,305	$—	$—	$543,305
Consumer Staples	1,063,909	—	—	1,063,909
Energy	1,190,430	—	—	1,190,430
Financials	551,238	—	—	551,238
Health Care	1,040,697	—	—	1,040,697
Industrials	115,975	—	—	115,975
Information Technology	1,421,185	—	—	1,421,185
Materials	74,977	—	—	74,977
Total Common Stocks	$6,001,716	$—	$—	$6,001,716
Short-Term Investments
Money Market Funds	$339,393	$—	$—	$339,393
U.S. Treasury Bills	—	6,327,371	—	6,327,371
Total Short-Term Investments	$339,393	$6,327,371	$—	$6,666,764
Total Investments	$6,341,109	$6,327,371	$—	$12,668,480

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
7

Financial Statements

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

ASSETS:
Investments in securities, at value (cost $11,622,863)	$12,668,480
Dividends and interest receivable	10,918
Receivable for securities sold	342,322
Receivable for fund shares sold	80
Prepaid expenses and other assets	18,247
Total assets	13,040,047

LIABILITIES:
Payable for securities purchased	224,815
Payable to advisor	6,383
Payable to auditor	11,590
Accrued distribution fees	46,178
Accrued service fees	1,064
Accrued trustees fees	4,286
Accrued expenses and other payables	6,108
Total liabilities	300,424
NET ASSETS	$12,739,623

NET ASSETS CONSISTS OF:
Capital stock	$11,627,966
Total distributable earnings	1,111,657
Total net assets	$12,739,623

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$12,739,623
Shares issued and outstanding	1,030,611
Net asset value, offering price, and redemption price per share	$12.36

The accompanying notes are an integral part of these financial statements.

  HENNESSYFUNDS.COM
8

STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

INVESTMENT INCOME:
Dividend income	$109,033
Interest income	76,500
Total investment income	185,533

EXPENSES:
Investment advisory fees (See Note 5)	38,038
Compliance expense (See Note 5)	12,846
Audit fees	10,944
Federal and state registration fees	10,533
Trustees’ fees and expenses	8,323
Distribution fees – Investor Class (See Note 5)	9,509
Service fees – Investor Class (See Note 5)	6,339
Administration, accounting, custody, and transfer agent fees (See Note 5)	5,993
Sub-transfer agent expenses – Investor Class (See Note 5)	3,804
Reports to shareholders	2,296
Interest expense (See Note 7)	2
Other expenses	2,080
Total expenses	110,707
NET INVESTMENT INCOME	$74,826

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$64,007
Net change in unrealized appreciation/depreciation on investments	531,512
Net gain on investments	595,519
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$670,345

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2019	Year Ended
	(Unaudited)	October 31, 2018
OPERATIONS:
Net investment income	$74,826	$83,332
Net realized gain on investments	64,007	591,543
Net change in unrealized
appreciation/depreciation on investments	531,512	(256,449)
Net increase in net assets resulting from operations	670,345	418,426

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(617,688)	(931,750)
Total distributions	(617,688)	(931,750)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,768,438	501,087
Dividends reinvested – Investor Class	610,303	914,566
Cost of shares redeemed – Investor Class	(1,312,346)	(1,520,707)
Net increase (decrease) in net assets derived
from capital share transactions	1,066,395	(105,054)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,119,052	(618,378)

NET ASSETS:
Beginning of period	11,620,571	12,238,949
End of period	$12,739,623	$11,620,571

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	145,029	39,254
Shares issued to holders as reinvestment
of dividends – Investor Class	51,201	75,304
Shares redeemed – Investor Class	(107,331)	(123,009)
Net increase (decrease) in shares outstanding	88,899	(8,451)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2019
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$12.34

Income from investment operations:
Net investment income	0.07	(1)
Net realized and unrealized gains (losses) on investments	0.56
Total from investment operations	0.63

Less distributions:
Dividends from net investment income	(0.06)
Dividends from net realized gains	(0.55)
Total distributions	(0.61)
Net asset value, end of period	$12.36

TOTAL RETURN	5.33	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$12.74
Ratio of expenses to average net assets	1.75	%(3)
Ratio of net investment income to average net assets	1.18	%(3)
Portfolio turnover rate	22	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2018	2017	2016	2015	2014

$12.88	$12.68	$12.37	$12.98	$12.90

0.09	0.06	0.04	0.03	0.02
0.33	1.09	0.58	(0.01)	0.51
0.42	1.15	0.62	0.02	0.53

(0.08)	(0.05)	(0.04)	(0.03)	(0.01)
(0.88)	(0.90)	(0.27)	(0.60)	(0.44)
(0.96)	(0.95)	(0.31)	(0.63)	(0.45)
$12.34	$12.88	$12.68	$12.37	$12.98

3.46%	9.56%	5.20%	0.11%	4.26%

$11.62	$12.24	$12.08	$11.63	$12.54
1.84%	1.82%	1.68%	1.68%	1.75%
0.70%	0.45%	0.33%	0.20%	0.17%
21%	31%	51%	34%	23%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2019 (Unaudited)

1).  ORGANIZATION

The Hennessy Balanced Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is a combination of capital appreciation and current income. The Fund is a non-diversified fund and offers Investor Class shares.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis.

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NOTES TO THE FINANCIAL STATEMENTS

Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid at the end of each calendar quarter. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest $0.01. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

3).  SECURITIES VALUATION

The Fund follows fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

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Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a

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NOTES TO THE FINANCIAL STATEMENTS

significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee, which is comprised of representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2019, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2019, were $1,349,176 and $1,520,830, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2019.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (collectively, the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During the six months ended April 30, 2019, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.60%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund. The shareholder service fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

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The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar Distributors, LLC is an affiliate of Fund Services and U.S. Bank N.A.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain

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NOTES TO THE FINANCIAL STATEMENTS

general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2019, the Fund had an outstanding average daily balance and a weighted average interest rate of $72 and 5.50%, respectively. The interest expensed by the Fund during the six months ended April 30, 2019, is included in the Statement of Operations. The maximum amount outstanding for the Fund during the period was $13,000. As of April 30, 2019, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2018, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$11,194,398
Gross tax unrealized appreciation	$888,065
Gross tax unrealized depreciation	(385,166)
Net tax unrealized appreciation/(depreciation)	$502,899
Undistributed ordinary income	$7,891
Undistributed long-term capital gains	548,210
Total distributable earnings	$556,101
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$1,059,000

The difference between book-basis unrealized appreciation/depreciation (as shown in the Statement of Assets and Liabilities) and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2018, the Fund had no tax basis capital losses to offset future capital gains.

As of October 31, 2018, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2017, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2019 (year to date) and fiscal year 2018, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2019	October 31, 2018
Ordinary income(1)	$69,469	$144,183
Long-term capital gain	548,219	787,567
	$617,688	$931,750

(1)  Ordinary income includes short-term capital gain.

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9).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2019, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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NOTES TO THE FINANCIAL STATEMENTS

(This Page Intentionally Left Blank.)

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Expense Example (Unaudited)
April 30, 2019

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2018, through April 30, 2019.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2018	April 30, 2019	During Period(1)
Investor Class
Actual	$1,000.00	$1,053.30	$8.91
Hypothetical (5% return before expenses)	$1,000.00	$1,016.12	$8.75

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.75%, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the one-half year period).

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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

For periods ending on or prior to January 31, 2019, the Fund has filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. For periods ending on or after April 30, 2019, the Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-Q and Forms N-PORT are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2018 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 43.12%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Funds offer shareholders the option to receive account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery, please visit www.hennessyfunds.com. You may change your delivery preference at any time by visiting our website or calling U.S. Bank Global Fund Services at 1-800-261-6950.

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PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Board Approval of Investment Advisory
Agreement

At its meeting on March 12, 2019, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process of approving the continuation of the advisory agreement, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	An inventory of the services provided by the Advisor to the Fund;

(4)	A written discussion of economies of scale;

(5)	A summary of the key terms of the advisory agreement;

(6)	A recent Fund fact sheet, which included performance information over various periods;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q.

All of the factors discussed were considered as a whole by the Trustees and by the Independent Trustees meeting in executive session. The factors were viewed in their totality by the Trustees, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

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Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review, the Trustees concluded that the Advisor provides high-quality services to the Fund and noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions.

(d)
The Advisor monitors compliance with federal securities laws, maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers, conducts on-site visits to the Fund’s service providers, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O, and cyber insurance coverage, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

(e)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(f)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

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26

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(g)	The Advisor is actively involved with preparing regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(h)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(i)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Waterhouse, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(j)
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(k)	The Advisor provides a quarterly compliance certification to the Board.

(l)
The Advisor prepares or reviews all Board materials, frequently presents to the Board and leads Board discussions, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and also noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within the range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

(4)
The Trustees also considered whether the Advisor was realizing economies of scale that it should share with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund are asset-based fees, so the Advisor does not realize material economies of scale relating to those expenses as the assets of the Fund increase. For example, mutual fund platform fees increase as the Fund’s assets grow. The Trustees also considered the Advisor’s efforts to contain expenses through actions such as renegotiating service contracts, the Advisor’s significant marketing efforts to promote the Funds, the

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Advisor’s investments in personnel to manage the Funds, and the Advisor’s agreement to waive fees or lower its management fees in certain circumstances. The Trustees noted that it did not appear that the Advisor was realizing economies of scale at current asset levels and concluded that it would continue to monitor economies of scale in the future as circumstances changed.

(5)
The Trustees considered the profitability of the Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)
The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees, along with a very low level of turnover, and concluded that this was beneficial to the Fund and its shareholders.

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

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For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19103-2529

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2019

HENNESSY BP ENERGY FUND

Investor Class  HNRGX
Institutional Class  HNRIX

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies from the Hennessy Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Hennessy Funds electronically by visiting www.hennessyfunds.com/account or by calling U.S. Bank Global Fund Services at 1-800-261-6950. If you own shares in a Fund through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling U.S. Bank Global Fund Services at 1-800-261-6950 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive paper copies of reports will apply to all Funds in the Hennessy Funds family.

hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to the Financial Statements	18
Expense Example	26
Proxy Voting Policy and Proxy Voting Records	28
Availability of Quarterly Portfolio Schedule	28
Important Notice Regarding Delivery of Shareholder Documents	28
Electronic Delivery	28

HENNESSY FUNDS	1-800-966-4354

May 2019

Dear Hennessy Funds Shareholder:

U.S. markets experienced another roller coaster ride between October 2018 and April 2019. While the markets chalked up good returns over the six-month period ended April 30, 2019, with the Dow Jones Industrial Average rising 7% and the S&P 500® Index rising 10%, the period included a steep drop during the last two months of 2018 followed by an equally steep recovery in early 2019. Brought on by fear over trade negotiations with China and rising short-term interest rates, this correction marked the sixth correction of more than 10% since 2010.  For the previous five corrections, which averaged a decline of 14%, the duration of the drop averaged a very quick 47 trading days from peak to trough, and then the market regained its prior “high” in just 118 trading days. This most recent correction was a little steeper, with a decline of 19% from peak to trough, and while the Dow hasn’t yet quite regained its prior high, we believe it’s only a matter of time. In my opinion, investors should come to expect these inevitable pullbacks as temporary corrections that every bull market experiences.

As you look at the markets today, I urge you to consider the fundamentals. Valuations remain reasonable with the Dow trading at a forward PE of 16x and the S&P 500® trading at 17x, which are slightly above their 10-year averages of 15x and 16x, respectively. Cash flow and earnings are at all-time highs. For the 90% of companies in the S&P 500® that have already reported first quarter earnings, 76% beat their earnings estimate and 59% beat their sales estimate.  Looking forward, we expect earnings to continue to grow at an average of approximately 10% annually both this year and next. Meanwhile, interest rates remain low, with the 30-year bond yield below 3% and mortgage rates at around 4%. The labor market is also strong with wages growing over 3% during the last nine months and unemployment down to 3.6% in April, the lowest rate since 1969.

Meanwhile, cash continues to build up on corporate balance sheets, with over $5.4 trillion for the S&P 500® companies alone. Companies have been spending on investments, and importantly, they have also been returning capital to shareholders. Stock buybacks had a record year in 2018, climbing to $806.4 billion for S&P 500® companies. Share repurchases continued strong into 2019, with S&P 500® companies repurchasing $227 billion worth of stock in the first quarter, an increase of 59% compared to the first quarter of 2018. Dividends are also on the rise, with S&P 500® companies raising their dividends at about 7% annually over the last three years.

And, as I have said many times and continue to believe, there is no sign of the euphoria that generally precedes a bear market. Some investors may think this bull market, now in its 11th year, is “long in the tooth.” I disagree. If you step back, tune out some of the noise, and look at the market from 30,000 feet, the fundamentals point to a continued bull market. I believe the U.S. economy can continue growing at a pace of 2 to 3%, driving corporate profits higher, and I am very confident in the long-term outlook for this market.

  HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

Thank you for your continued trust and investment in the Hennessy Funds. We believe that there continue to be great opportunities throughout all parts of the market, and we remain steadfastly focused on managing our high-conviction portfolios for the long-term benefit of our shareholders.  Should you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index and the Dow Jones Industrial Average are unmanaged indices commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

Cash flow is a measure of a company’s financial strength and represents earnings before depreciation, amortization, and non-cash charges. Forward PE, or price to earnings, is a valuation measure calculated by dividing a company’s market price per share by its expected earnings per share over the following 12 months.  Earnings growth is not a measure of a fund’s future performance.

Standard & Poor’s Financial Services LLC is the source and owner of the S&P® and S&P 500® trademarks.

The Dow Jones Industrial Average is the property of the Dow Jones & Company, Inc. Dow Jones & Company, Inc. is not affiliated with the Fund or its investment advisor. Dow Jones & Company, Inc. has not participated in any way in the creation of the Fund or in the selection of stocks included in the Fund and has not approved any information included in this report.

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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2019

	Six	One	Five	Since Inception
	Months(1)	Year	Years	(12/31/13)
Hennessy BP Energy Fund –
Investor Class (HNRGX)	-5.68%	-18.99%	-4.80%	-2.22%
Hennessy BP Energy Fund –
Institutional Class (HNRIX)	-5.57%	-18.74%	-4.55%	-1.98%
S&P 500® Energy Index	0.07%	-7.29%	-3.76%	-2.47%
S&P North American Natural
Resources Sector Index	1.45%	-9.11%	-4.95%	-3.36%
S&P 500® Index	9.76%	13.49%	11.63%	11.40%

Expense ratios:  1.82% (Investor Class); 1.57% (Institutional Class)

(1)	Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods on or prior to October 26, 2018, is that of the BP Capital TwinLine Energy Fund.

The S&P 500® Energy Index is commonly used to measure the performance of U.S. stocks in the Energy Sector. The S&P North American Natural Resources Sector Index is commonly used to measure the performance of U.S. stocks in the Energy and Materials sectors. The S&P 500® Index is commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with SEC regulations.

Standard & Poor’s Financial Services LLC is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

  HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2019 (Unaudited)

HENNESSY BP ENERGY FUND
(% of Total Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% TOTAL ASSETS
Diamondback Energy, Inc.	3.96%
Marathon Petroleum Corp.	3.77%
Valero Energy Corp.	3.75%
Parsley Energy, Inc., Class A	3.74%
Energy Transfer LP	3.72%
WPX Energy, Inc.	3.66%
Delek U.S. Holdings, Inc.	3.59%
Concho Resources, Inc.	3.51%
The Williams Companies, Inc.	3.46%
Targa Resources Corp.	3.29%

Note: The Fund concentrates its investments in the Energy industry. For presentation purposes, the Fund uses custom categories.

HENNESSY FUNDS	1-800-966-4354
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COMMON STOCKS – 82.99%	Number		% of
	of Shares	Value	Net Assets
Building Materials – 2.59%
Summit Materials, Inc., – Class A (a)	105,200	$1,843,104	2.59%

Chemicals – 4.59%
Huntsman Corp.	73,917	1,643,914	2.31%
Westlake Chemical Corp.	23,338	1,627,826	2.28%
		3,271,740	4.59%

Downstream – 11.16%
Delek U.S. Holdings, Inc.	69,416	2,572,557	3.60%
Marathon Petroleum Corp.	44,379	2,701,350	3.79%
Valero Energy Corp.	29,650	2,688,069	3.77%
		7,961,976	11.16%

Exploration & Production – 34.57%
Antero Resources Corp. (a)	99,890	724,202	1.01%
Callon Petroleum Co. (a)	207,991	1,562,012	2.19%
Concho Resources, Inc.	21,783	2,513,323	3.52%
Continental Resources, Inc. (a)	46,302	2,129,429	2.99%
Diamondback Energy, Inc.	26,644	2,834,655	3.97%
Encana Corp. (b)	245,715	1,702,805	2.39%
Marathon Oil Corp.	136,147	2,319,945	3.25%
Oasis Petroleum, Inc. (a)	220,845	1,347,155	1.89%
Occidental Petroleum Corp.	37,763	2,223,485	3.12%
Parsley Energy, Inc., Class A (a)	134,229	2,679,211	3.76%
Pioneer Natural Resources Co.	12,017	2,000,350	2.80%
WPX Energy, Inc. (a)	188,806	2,622,515	3.68%
		24,659,087	34.57%

Industrials – 2.52%
Greenbrier Companies, Inc.	50,663	1,800,056	2.52%

Metals & Mining – 5.42%
Alcoa Corp. (a)	70,968	1,893,426	2.65%
Newmont Mining Corp	63,550	1,973,863	2.77%
		3,867,289	5.42%

Midstream – 6.78%
Targa Resources Corp.	58,675	2,355,801	3.30%
The Williams Companies, Inc.	87,554	2,480,405	3.48%
		4,836,206	6.78%

The accompanying notes are an integral part of these financial statements.

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6

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Oil Services – 15.36%
Fluor Corp.	26,452	$1,050,938	1.48%
Forum Energy Technologies, Inc. (a)	88,535	529,439	0.74%
Halliburton Co.	65,742	1,862,471	2.61%
MRC Global, Inc. (a)	118,875	2,060,104	2.89%
Patterson-UTI Energy, Inc.	147,060	1,998,546	2.80%
ProPetro Holding Corp. (a)	79,839	1,766,837	2.48%
Quanta Services, Inc.	41,474	1,683,844	2.36%
		10,952,179	15.36%
Total Common Stocks
(Cost $64,735,016)		59,191,637	82.99%

PARTNERSHIPS & TRUSTS – 11.93%

Midstream – 11.93%
Energy Transfer LP	176,256	2,664,987	3.74%
Enterprise Products Partners LP	74,879	2,143,786	3.00%
MPLX LP	48,794	1,574,094	2.21%
Plains All American Pipeline LP	91,740	2,123,781	2.98%
		8,506,648	11.93%
Total Partnerships & Trusts
(Cost $8,407,817)		8,506,648	11.93%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
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SHORT-TERM INVESTMENTS – 4.84%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 4.84%
Morgan Stanley Institutional Liquidity Funds,
Government Portfolio, 2.34% (c)	3,451,931	$3,451,931	4.84%

Total Short-Term Investments
(Cost $3,451,931)		3,451,931	4.84%

Total Investments
(Cost $76,594,764) – 99.76%		71,150,216	99.76%
Other Assets in Excess of Liabilities – 0.24%		172,779	0.24%

TOTAL NET ASSETS – 100.00%		$71,322,995	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of April 30, 2019.

Summary of Fair Value Exposure as of April 30, 2019
The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2019 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Building Materials	$1,843,104	$—	$—	$1,843,104
Chemicals	3,271,740	—	—	3,271,740
Downstream	7,961,976	—	—	7,961,976
Exploration & Production	24,659,087	—	—	24,659,087
Industrials	1,800,056	—	—	1,800,056
Metals & Mining	3,867,289	—	—	3,867,289
Midstream	4,836,206	—	—	4,836,206
Oil Services	10,952,179	—	—	10,952,179
Total Common Stocks	$59,191,637	$—	$—	$59,191,637
Partnerships & Trusts
Midstream	$8,506,648	$—	$—	$8,506,648
Total Partnerships & Trusts	$8,506,648	$—	$—	$8,506,648
Short-Term Investments
Money Market Funds	$3,451,931	$—	$—	$3,451,931
Total Short-Term Investments	$3,451,931	$—	$—	$3,451,931
Total Investments	$71,150,216	$—	$—	$71,150,216

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

ASSETS:
Investments in securities, at value (cost $76,594,764)	$71,150,216
Dividends and interest receivable	17,072
Return of capital receivable	119,180
Receivable for fund shares sold	15,660
Receivable for securities sold	332,128
Prepaid expenses and other assets	23,590
Total assets	71,657,846

LIABILITIES:
Payable for fund shares redeemed	190,181
Payable to advisor	76,419
Payable to administrator	8,397
Payable to auditor	12,932
Accrued distribution fees	4,888
Accrued service fees	1,050
Accrued trustees fees	4,480
Accrued expenses and other payables	36,504
Total liabilities	334,851
NET ASSETS	$71,322,995

NET ASSETS CONSISTS OF:
Capital stock	$87,917,756
Total distributable earnings	(16,594,761)
Total net assets	$71,322,995

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$12,174,365
Shares issued and outstanding	704,484
Net asset value, offering price, and redemption price per share	$17.28

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$59,148,630
Shares issued and outstanding	3,385,591
Net asset value, offering price, and redemption price per share	$17.47

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
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Financial Statements

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

INVESTMENT INCOME:
Distributions received from master limited partnerships	$409,000
Return of capital on distributions received	(409,000)
Dividend income from common stock(1)	478,924
Interest income	20,544
Total investment income	499,468

EXPENSES:
Investment advisory fees (See Note 5)	474,285
Sub-transfer agent expenses – Investor Class (See Note 5)	12,554
Sub-transfer agent expenses – Institutional Class (See Note 5)	35,296
Administration, accounting, custody, and transfer agent fees (See Note 5)	35,777
Federal and state registration fees	17,543
Audit fees	12,932
Compliance expense (See Note 5)	12,851
Distribution fees – Investor Class (See Note 5)	10,760
Reports to shareholders	8,292
Trustees’ fees and expenses	8,242
Interest expense (See Note 7)	8,072
Service fees – Investor Class (See Note 5)	7,173
Legal fees	538
Other expenses	2,495
Total expenses	646,810
NET INVESTMENT LOSS	$(147,342)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized loss on investments	$(9,503,736)
Net change in unrealized appreciation/depreciation on investments	2,117,107
Net loss on investments	(7,386,629)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,533,971)

(1)	Net of foreign taxes withheld of $3,904.

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF OPERATIONS

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Financial Statements

Statements of Changes in Net Assets

OPERATIONS:
Net investment loss
Net realized gain (loss) on investments
Net change in unrealized appreciation/depreciation on investments
Net decrease in net assets resulting from operations

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class
Proceeds from shares subscribed – Class C(2)
Proceeds from shares subscribed – Institutional Class
Proceeds from shares sold in connection with the conversion of Class C shares into Investor Class shares(2)
Dividends reinvested – Investor Class
Dividends reinvested – Institutional Class
Cost of shares redeemed – Investor Class
Cost of shares redeemed – Class C(2)
Cost of shares redeemed – Institutional Class
Cost of shares redeemed in connection with the conversion of Class C shares into Investor Class shares(2)
Net increase (decrease) in net assets derived from capital share transactions
TOTAL INCREASE (DECREASE) IN NET ASSETS

NET ASSETS:
Beginning of period
End of period

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class
Shares sold – Class C(2)
Shares sold – Institutional Class
Shares sold in connection with the conversion of Class C shares into Investor Class shares(2)
Shares redeemed in connection with the conversion of Class C shares into Investor Class shares(2)
Shares issued to holders as reinvestment of dividends – Institutional Class(2)
Shares redeemed – Investor Class
Shares redeemed – Class C(2)
Shares redeemed – Institutional Class
Net decrease in shares outstanding

(1)	The period ended October 31, 2018, consists of 11 months due to the Fund’s fiscal year end change from November 30 to October 31, effective October 26, 2018.
(2)	Effective November 28, 2017, Class C shares converted into Class A shares (redesignated as Investor Class shares).
(3)	Includes accumulated net investment loss of $(3,269,605).

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Six Months Ended
April 30, 2019	Eleven Months Ended	Year Ended
(Unaudited)	October 31, 2018(1)	November 30, 2017

$(147,342)	$(1,016,734)	$(1,504,624)
(9,503,736)	12,791,029	14,710,227
2,117,107	(15,177,094)	(20,430,679)
(7,533,971)	(3,402,799)	(7,225,076)

473,218	4,580,057	4,800,150
—	—	1,716,520
13,037,442	27,159,764	38,623,311
—	—	7,420,979
—	—	—
—	—	—
(5,230,061)	(8,125,374)	(8,176,184)
—	—	(4,155,967)
(26,385,647)	(68,363,869)	(37,713,776)
—	—	(7,420,979)
(18,105,048)	(44,749,422)	(4,905,946)
(25,639,019)	(48,152,221)	(12,131,002)

96,962,014	145,114,235	157,245,257
$71,322,995	$96,962,014	$145,114,235 (3)

28,185	216,063	244,584
—	—	88,930
798,685	1,279,785	2,010,365
—	—	389,181
—	—	(394,345)
—	—	—
(314,486)	(389,081)	(425,815)
—	—	(219,288)
(1,673,737)	(3,263,694)	(1,916,043)
(1,161,353)	(2,156,927)	(222,431)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2019
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$18.32

Income from investment operations:
Net investment loss(3)	(0.05)
Net realized and unrealized gains (losses) on investments	(0.99)
Total from investment operations	(1.04)

Less distributions:
Dividends from net realized gains	—
Total distributions	—
Net asset value, end of period	$17.28

TOTAL RETURN	(5.68	)%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$12.17
Ratio of expenses to average net assets	1.93	%(5)
Ratio of net investment loss to average net assets	(0.63	)%(5)
Portfolio turnover rate(6)	34	%(4)

(1)	The period ended October 31, 2018, consists of 11 months due to the Fund’s fiscal year end change from November 30 to October 31, effective October 26, 2018.
(2)	Fund commenced operations on December 31, 2013.
(3)	Calculated using the average shares outstanding method.
(4)	Not annualized.
(5)	Annualized.
(6)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Period Ended		Year Ended November 30,			Period Ended
October 31,					November 30,
2018(1)		2017	2016	2015	2014(2)

$19.47		$20.54	$16.41	$20.45	$20.00

(0.20)		(0.23)	(0.15)	(0.10)	(0.11)
(0.95)		(0.84)	4.28	(3.46)	0.56
(1.15)		(1.07)	4.13	(3.56)	0.45

—		—	—	(0.48)	—
—		—	—	(0.48)	—
$18.32		$19.47	$20.54	$16.41	$20.45

(5.91	)%(4)	(5.21)%	25.17%	(17.57)%	2.25	%(4)

$18.16		$22.66	$19.64	$18.72	$15.14
1.82	%(5)	1.87%	1.89%	1.87%	1.98	%(5)
(1.05	)%(5)	(1.21)%	(0.92)%	(0.51)%	(0.53	)%(5)
72	%(4)	84%	83%	79%	72	%(4)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2019
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$18.50

Income from investment operations:
Net investment loss(3)	(0.03)
Net realized and unrealized gains (losses) on investments	(1.00)
Total from investment operations	(1.03)

Less distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions	—
Net asset value, end of period	$17.47

TOTAL RETURN	(5.57	)%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$59.15
Ratio of expenses to average net assets	1.63	%(5)
Ratio of net investment loss to average net assets	(0.31	)%(5)
Portfolio turnover rate(6)	34	%(4)

(1)	The period ended October 31, 2018, consists of 11 months due to the Fund’s fiscal year end change from November 30 to October 31, effective October 26, 2018.
(2)	Fund commenced operations on December 31, 2013.
(3)	Calculated using the average shares outstanding method.
(4)	Not annualized.
(5)	Annualized.
(6)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Period Ended		Year Ended November 30,			Period Ended
October 31,					November 30,
2018(1)		2017	2016	2015	2014(2)

$19.61		$20.64	$16.46	$20.45	$20.00

(0.15)		(0.19)	(0.11)	(0.04)	(0.06)
(0.96)		(0.84)	4.32	(3.47)	0.51
(1.11)		(1.03)	4.21	(3.51)	0.45

—		—	(0.03)	—	—
—		—	—	(0.48)	—
—		—	(0.03)	(0.48)	—
$18.50		$19.61	$20.64	$16.46	$20.45

(5.66	)%(4)	(4.99)%	25.61%	(17.32)%	2.25	%(4)

$78.81		$122.45	$126.92	$100.05	$68.31
1.57	%(5)	1.62%	1.60%	1.54%	1.73	%(5)
(0.79	)%(5)	(0.98)%	(0.65)%	(0.20)%	(0.28	)%(5)
72	%(4)	84%	83%	79%	72	%(4)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2019 (Unaudited)

1).  ORGANIZATION

The Hennessy BP Energy Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. Pursuant to a reorganization that took place after the close of business on October 26, 2018, the Fund is the legal, accounting, and performance information successor to the BP Capital TwinLine Energy Fund (the “Predecessor Fund”). Prior to October 26, 2018, the Fund had no investment operations. As a result of the reorganization, holders of Class A shares of the Predecessor Fund received Investor Class shares of the Fund, and holders of Class I shares of the Predecessor Fund received Institutional Class shares of the Fund. The investment objective of the Fund is to seek total return. The Fund is a diversified fund. Effective October 26, 2018, the Fund changed its fiscal year end from November 30 to October 31.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes and investments in companies organized as partnerships for tax purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains, and return of capital. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from the MLPs and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest $0.01. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Partnership Accounting Policy – To the extent the Fund receives distributions from underlying partnerships in which it invests, the Fund records its pro rata share of income/loss and capital gains/losses and accordingly adjusts the cost basis of the underlying partnerships for return of capital.

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j).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

3).  SECURITIES VALUATION

The Fund follows fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, MLPs, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives

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NOTES TO THE FINANCIAL STATEMENTS

rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures

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adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee, which is comprised of representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2019, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2019, were $25,730,309 and $46,345,831, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2019.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (collectively, the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During the six months ended April 30, 2019, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and furnishes office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 1.25%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations. The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, BP Capital Fund Advisors, LLC (“BP Capital”). The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During the six months ended April 30, 2019, the Advisor (not the Fund) paid a sub-advisory fee at the rate of 0.40% of the daily net assets of the Fund.

The Advisor has contractually agreed to limit total annual operating expenses to 2.00% of the Fund’s net assets for Investor Class shares and 1.75% of the Fund’s net assets for Institutional Class shares (in each case, excluding all federal, state, and local taxes,

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NOTES TO THE FINANCIAL STATEMENTS

interest, brokerage commissions, dividend and interest expenses on short sales, extraordinary items, and acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities) through October 25, 2020.

For three years following the date on which expenses were waived or incurred, the Advisor may recoup waived or reimbursed expenses from the Fund if total operating expenses, including such recoupment, does not exceed the expense limitation in effect (i) at the time the Advisor waived or reimbursed such expenses and (ii) at the time the Advisor recoups such expenses. There are no recoverable amounts, and the Advisor did not recoup expenses during the six months ended April 30, 2019.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

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Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar Distributors, LLC is an affiliate of Fund Services and U.S. Bank N.A.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2019, the Fund had an outstanding average daily balance and a weighted average interest rate of $309,028 and 5.39%, respectively. The interest expensed by the Fund during the six months ended April 30, 2019, is included in the Statement of Operations. The maximum amount outstanding for the Fund during the period was $5,978,000. As of April 30, 2019, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2018, the Fund’s most recent fiscal period end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$105,533,525
Gross tax unrealized appreciation	$6,621,959
Gross tax unrealized depreciation	(14,882,125)
Net tax unrealized appreciation/(depreciation)	$(8,260,166)
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Total distributable earnings	$—
Other accumulated gain/(loss)	$(800,624)
Total accumulated gain/(loss)	$(9,060,790)

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24

NOTES TO THE FINANCIAL STATEMENTS

The difference between book-basis unrealized appreciation/depreciation (as shown in the Statement of Assets and Liabilities) and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales and partnership adjustments.

As of October 31, 2018, the Fund had short-term unlimited capital losses of $321,596 to offset future capital gains. During the 11-month period ended October 31, 2018, the capital losses utilized by the Fund were $12,205,155.

Capital losses sustained in fiscal year 2012 and beyond will not expire and may be carried over by the Fund without limitation, but will retain the character of the original loss. Furthermore, any loss incurred during those taxable years will be required to be utilized prior to the losses incurred in taxable years prior to 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

As of October 31, 2018, the Fund deferred, on a tax basis, a late-year ordinary loss of $479,028. Late-year ordinary losses are net ordinary losses incurred after December 31, 2017, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2019 (year to date), the 11-month period ended October 31, 2018, and fiscal year 2017, the Fund did not pay any distributions.

9).  AGREEMENT AND PLAN OF REORGANIZATION

On October 22, 2018, shareholders of the Predecessor Fund approved an Agreement and Plan of Reorganization between the Trust, on behalf of the Fund, and Professionally Managed Portfolios, a Massachusetts business Trust, on behalf of the Predecessor Fund. The Agreement and Plan of Reorganization provided for the transfer of all of the assets of the Predecessor Fund to the Fund and the assumption of the liabilities (other than any excluded liabilities) of the Predecessor Fund by the Fund. The Fund was created to carry out the reorganization and has a substantially similar investment objective and substantially similar principal investment strategies as the Predecessor Fund. The following table illustrates the specifics of the reorganization of the Predecessor Fund into the Fund:

		Shares Issued to	Net Assets of the Fund
Predecessor Fund		Shareholders of the		Combined	Tax Status
Net Assets		Predecessor Fund	Pre-Merger	(Post-Merger)	of Transfer
$96,818,691	(1)	5,275,159	$0	$96,818,691	Non-taxable

(1)	Includes accumulated net investment loss, accumulated realized gains, and unrealized appreciation in the amounts of $(4,224,600), $(821,745), and $(8,461,891), respectively.

10).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2019, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

HENNESSY FUNDS	1-800-966-4354
25

Expense Example (Unaudited)
April 30, 2019

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2018, through April 30, 2019.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” or “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

  HENNESSYFUNDS.COM
26

EXPENSE EXAMPLE

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2018	April 30, 2019	During Period(1)
Investor Class
Actual	$1,000.00	$ 943.20	$9.30
Hypothetical (5% return before expenses)	$1,000.00	$1,015.22	$9.64

Institutional Class
Actual	$1,000.00	$ 944.30	$7.86
Hypothetical (5% return before expenses)	$1,000.00	$1,016.71	$8.15

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.93% for Investor Class shares or 1.63% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the one-half year period).

HENNESSY FUNDS	1-800-966-4354
27

How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

For periods ending on or prior to January 31, 2019, the Fund has filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. For periods ending on or after April 30, 2019, the Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-Q and Forms N-PORT are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Funds offer shareholders the option to receive account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery, please visit www.hennessyfunds.com. You may change your delivery preference at any time by visiting our website or calling U.S. Bank Global Fund Services at 1-800-261-6950.

  HENNESSYFUNDS.COM
28

PROXY VOTING — ELECTRONIC DELIVERY

(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19103-2529

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2019

HENNESSY BP MIDSTREAM FUND

Investor Class  HMSFX
Institutional Class  HMSIX

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies from the Hennessy Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Hennessy Funds electronically by visiting www.hennessyfunds.com/account or by calling U.S. Bank Global Fund Services at 1-800-261-6950. If you own shares in a Fund through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling U.S. Bank Global Fund Services at 1-800-261-6950 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive paper copies of reports will apply to all Funds in the Hennessy Funds family.

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	26
Proxy Voting Policy and Proxy Voting Records	28
Availability of Quarterly Portfolio Schedule	28
Federal Tax Distribution Information	28
Important Notice Regarding Delivery of Shareholder Documents	28
Electronic Delivery	28

HENNESSY FUNDS	1-800-966-4354

May 2019

Dear Hennessy Funds Shareholder:

U.S. markets experienced another roller coaster ride between October 2018 and April 2019. While the markets chalked up good returns over the six-month period ended April 30, 2019, with the Dow Jones Industrial Average rising 7% and the S&P 500® Index rising 10%, the period included a steep drop during the last two months of 2018 followed by an equally steep recovery in early 2019. Brought on by fear over trade negotiations with China and rising short-term interest rates, this correction marked the sixth correction of more than 10% since 2010.  For the previous five corrections, which averaged a decline of 14%, the duration of the drop averaged a very quick 47 trading days from peak to trough, and then the market regained its prior “high” in just 118 trading days. This most recent correction was a little steeper, with a decline of 19% from peak to trough, and while the Dow hasn’t yet quite regained its prior high, we believe it’s only a matter of time. In my opinion, investors should come to expect these inevitable pullbacks as temporary corrections that every bull market experiences.

As you look at the markets today, I urge you to consider the fundamentals. Valuations remain reasonable with the Dow trading at a forward PE of 16x and the S&P 500® trading at 17x, which are slightly above their 10-year averages of 15x and 16x, respectively. Cash flow and earnings are at all-time highs. For the 90% of companies in the S&P 500® that have already reported first quarter earnings, 76% beat their earnings estimate and 59% beat their sales estimate.  Looking forward, we expect earnings to continue to grow at an average of approximately 10% annually both this year and next. Meanwhile, interest rates remain low, with the 30-year bond yield below 3% and mortgage rates at around 4%. The labor market is also strong with wages growing over 3% during the last nine months and unemployment down to 3.6% in April, the lowest rate since 1969.

Meanwhile, cash continues to build up on corporate balance sheets, with over $5.4 trillion for the S&P 500® companies alone. Companies have been spending on investments, and importantly, they have also been returning capital to shareholders. Stock buybacks had a record year in 2018, climbing to $806.4 billion for S&P 500® companies. Share repurchases continued strong into 2019, with S&P 500® companies repurchasing $227 billion worth of stock in the first quarter, an increase of 59% compared to the first quarter of 2018. Dividends are also on the rise, with S&P 500® companies raising their dividends at about 7% annually over the last three years.

And, as I have said many times and continue to believe, there is no sign of the euphoria that generally precedes a bear market. Some investors may think this bull market, now in its 11th year, is “long in the tooth.” I disagree. If you step back, tune out some of the noise, and look at the market from 30,000 feet, the fundamentals point to a continued bull market. I believe the U.S. economy can continue growing at a pace of 2 to 3%, driving corporate profits higher, and I am very confident in the long-term outlook for this market.

  HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

Thank you for your continued trust and investment in the Hennessy Funds. We believe that there continue to be great opportunities throughout all parts of the market, and we remain steadfastly focused on managing our high-conviction portfolios for the long-term benefit of our shareholders.  Should you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index and the Dow Jones Industrial Average are unmanaged indices commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

Cash flow is a measure of a company’s financial strength and represents earnings before depreciation, amortization, and non-cash charges. Forward PE, or price to earnings, is a valuation measure calculated by dividing a company’s market price per share by its expected earnings per share over the following 12 months.  Earnings growth is not a measure of a fund’s future performance.

Standard & Poor’s Financial Services LLC is the source and owner of the S&P® and S&P 500® trademarks.

The Dow Jones Industrial Average is the property of the Dow Jones & Company, Inc. Dow Jones & Company, Inc. is not affiliated with the Fund or its investment advisor. Dow Jones & Company, Inc. has not participated in any way in the creation of the Fund or in the selection of stocks included in the Fund and has not approved any information included in this report.

HENNESSY FUNDS	1-800-966-4354
3

Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2019

	Six	One	Five	Since Inception
	Months(1)	Year	Years	(12/31/13)
Hennessy BP Midstream Fund –
Investor Class (HMSFX)	3.60%	1.63%	-4.35%	-2.76%
Hennessy BP Midstream Fund –
Institutional Class (HMSIX)	3.79%	1.91%	-4.10%	-2.50%
Alerian MLP Index	3.61%	5.08%	-5.78%	-4.36%
S&P 500® Index	9.76%	13.49%	11.63%	11.40%

Expense ratios:	Gross 1.86%, Net 1.78%(2) (Investor Class);
Gross 1.58%, Net 1.52%(2) (Institutional Class)

(1)	Periods of less than one year are not annualized.
(2)	The Fund’s investment advisor has contractually agreed to limit expenses until October 25, 2020.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods on or prior to October 26, 2018, is that of the BP Capital TwinLine MLP Fund.

The Alerian MLP Index is of companies that earn a majority of their cash flow from midstream activities involving energy commodities. The S&P 500® Index is commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with SEC regulations.

Standard & Poor’s Financial Services LLC is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

  HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2019 (Unaudited)

HENNESSY BP MIDSTREAM FUND
(% of Total Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% TOTAL ASSETS
Energy Transfer LP	15.47%
Enterprise Products Partners	10.12%
The Williams Companies, Inc.	8.51%
Targa Resources Corp.	6.96%
Kinder Morgan, Inc.	5.95%
Shell Midstream Partners LP	5.24%
Plains All American Pipeline LP	4.89%
MPLX LP	4.73%
Magellan Midstream Partners	4.48%
Phillips 66 Partners LP	4.24%

Note: The Fund concentrates its investments in the Energy industry. For presentation purposes, the Fund uses custom categories.

HENNESSY FUNDS	1-800-966-4354
5

COMMON STOCKS – 35.06%	Number		% of
	of Shares	Value	Net Assets
Exploration & Production – 2.44%
Occidental Petroleum Corp.	25,000	$1,472,000	2.44%

Gathering & Processing – 14.23%
Antero Midstream Corp.	204,666	2,498,972	4.13%
EnLink Midstream LLC	152,414	1,781,717	2.95%
Targa Resources Corp.	107,564	4,318,694	7.15%
		8,599,383	14.23%

Natural Gas/NGL Transportation – 18.39%
Kinder Morgan, Inc.	185,940	3,694,628	6.12%
ONEOK, Inc.	31,326	2,127,975	3.52%
The Williams Companies, Inc.	186,552	5,285,018	8.75%
		11,107,621	18.39%
Total Common Stocks
(Cost $21,580,202)		21,179,004	35.06%

PARTNERSHIPS & TRUSTS – 60.96%

Crude Oil & Refined Products – 23.54%
Andeavor Logistics LP	39,262	1,316,455	2.18%
BP Midstream Partners LP	83,261	1,203,954	1.99%
Magellan Midstream Partners LP	44,801	2,778,110	4.60%
Phillips 66 Partners LP	53,119	2,630,984	4.36%
Plains All American Pipeline LP	131,226	3,037,882	5.03%
Shell Midstream Partners LP	161,764	3,253,074	5.38%
		14,220,459	23.54%

Gathering & Processing – 9.05%
CNX Midstream Partners LP	163,460	2,535,264	4.19%
MPLX LP	90,949	2,934,015	4.86%
		5,469,279	9.05%

Natural Gas/NGL Transportation – 28.37%
Energy Transfer LP	635,015	9,601,423	15.89%
Enterprise Products Partners LP	219,306	6,278,731	10.40%
Tallgrass Energy LP	52,100	1,257,694	2.08%
		17,137,848	28.37%
Total Partnerships & Trusts
(Cost $35,756,619)		36,827,586	60.96%

The accompanying notes are an integral part of these financial statements.

  HENNESSYFUNDS.COM
6

SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 5.75%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 5.75%
Morgan Stanley Institutional Liquidity Funds –
Government Portfolio, 2.34% (a)	3,472,874	$3,472,874	5.75%

Total Short-Term Investments
(Cost $3,472,874)		3,472,874	5.75%

Total Investments
(Cost $60,809,695) – 101.77%		61,479,464	101.77%
Liabilities in Excess of Other Assets – (1.77)%		(1,066,505)	(1.77)%

TOTAL NET ASSETS – 100.00%		$60,412,959	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s seven-day yield as of April 30, 2019.

Summary of Fair Value Exposure as of April 30, 2019
The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2019 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Exploration & Production	$1,472,000	$—	$—	$1,472,000
Gathering & Processing	8,599,383	—	—	8,599,383
Natural Gas/NGL Transportation	11,107,621	—	—	11,107,621
Total Common Stocks	$21,179,004	$—	$—	$21,179,004
Partnerships & Trusts
Crude Oil & Refined Products	$14,220,459	$—	$—	$14,220,459
Gathering & Processing	5,469,279	—	—	5,469,279
Natural Gas/NGL Transportation	17,137,848	—	—	17,137,848
Total Partnerships & Trusts	$36,827,586	$—	$—	$36,827,586
Short-Term Investments
Money Market Funds	$3,472,874	$—	$—	$3,472,874
Total Short-Term Investments	$3,472,874	$—	$—	$3,472,874
Total Investments	$61,479,464	$—	$—	$61,479,464

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
7

Financial Statements

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

ASSETS:
Investments in securities, at value (cost $60,809,695)	$61,479,464
Dividends and interest receivable	178,765
Return of capital receivable	343,877
Receivable for fund shares sold	44,657
Prepaid expenses and other assets	23,556
Total assets	62,070,319

LIABILITIES:
Payable for securities purchased	1,467,693
Payable for fund shares redeemed	37,097
Payable to advisor	51,172
Payable to administrator	6,842
Payable to auditor	31,242
Accrued distribution fees	6,858
Accrued service fees	1,538
Accrued franchise and income tax	14,500
Accrued trustees fees	4,498
Accrued expenses and other payables	35,920
Total liabilities	1,657,360
NET ASSETS	$60,412,959

NET ASSETS CONSISTS OF:
Capital stock	$81,986,378
Total distributable earnings	(21,573,419)
Total net assets	$60,412,959

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$20,200,259
Shares issued and outstanding	1,603,873
Net asset value, offering price, and redemption price per share	$12.59

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$40,212,700
Shares issued and outstanding	3,144,954
Net asset value, offering price, and redemption price per share	$12.79

The accompanying notes are an integral part of these financial statements.

  HENNESSYFUNDS.COM
8

STATEMENT OF ASSETS AND LIABILITIES/STATEMENTS OF OPERATIONS

Financial Statements

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

INVESTMENT INCOME:
Distributions received from master limited partnerships	$1,970,912
Return of capital on distributions received	(1,970,912)
Dividend income	449,988
Interest income	8,172
Total investment income	458,160

EXPENSES:
Investment advisory fees (See Note 5)	354,370
Sub-transfer agent expenses – Investor Class (See Note 5)	19,969
Sub-transfer agent expenses – Institutional Class (See Note 5)	35,142
Administration, accounting, custody, and transfer agent fees (See Note 5)	30,344
Distribution fees – Investor Class (See Note 5)	14,278
Service fees – Investor Class (See Note 5)	9,519
Federal and state registration fees	23,203
Reports to shareholders	7,912
Compliance expense (See Note 5)	12,851
Audit fees	20,261
Trustees’ fees and expenses	8,237
Legal fees	543
Interest expense (See Note 7)	18,333
State franchise tax refund, net of income tax expense	(15,895)
Other expenses	2,406
Total expenses before reimbursement by advisor	541,473
Expense reimbursement by advisor – Investor Class (See Note 5)	(13,561)
Expense reimbursement by advisor – Institutional Class (See Note 5)	(18,357)
Net expenses	509,555
NET INVESTMENT LOSS	$(51,395)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized loss on investments	$(4,420,216)
Net change in unrealized appreciation/depreciation on investments	6,171,369
Net gain on investments	1,751,153
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,699,758

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
9

Financial Statements

Statements of Changes in Net Assets

OPERATIONS:
Net investment loss
Net realized gain (loss) on investments
Net change in unrealized appreciation/depreciation on investments
Net increase (decrease) in net assets resulting from operations

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Return of capital – Investor Class
Return of capital – Class C(2)
Return of capital – Institutional Class
Total distributions

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class
Proceeds from shares subscribed – Class C(2)
Proceeds from shares subscribed – Institutional Class
Proceeds from shares sold in connection with the conversion of Class C shares into Investor Class shares(2)
Dividends reinvested – Investor Class
Dividends reinvested – Class C(2)
Dividends reinvested – Institutional Class
Cost of shares redeemed – Investor Class
Cost of shares redeemed – Class C(2)
Cost of shares redeemed – Institutional Class
Cost of shares redeemed in connection with the conversion of Class C shares into Investor Class shares(2)
Net increase (decrease) in net assets derived from capital share transactions
TOTAL INCREASE (DECREASE) IN NET ASSETS

NET ASSETS:
Beginning of period
End of period

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class
Shares sold – Class C(2)
Shares sold – Institutional Class
Shares sold in connection with the conversion of Class C shares into Investor Class shares(2)
Shares issued to holders as reinvestment of dividends – Investor Class
Shares issued to holders as reinvestment of dividends – Class C(2)
Shares issued to holders as reinvestment of dividends – Institutional Class
Shares redeemed – Investor Class
Shares redeemed – Class C(2)
Shares redeemed – Institutional Class
Shares redeemed in connection with the conversion of Class C shares into Investor Class shares(2)
Net increase (decrease) in shares outstanding

(1)	The period ended October 31, 2018, consists of 11 months due to the Fund’s fiscal year end change from November 30 to October 31, effective October 26, 2018.
(2)	Effective November 28, 2017, Class C shares converted into Class A shares (redesignated as Investor Class shares).
(3)	Includes accumulated net investment loss of $(1,594,345).

The accompanying notes are an integral part of these financial statements.

  HENNESSYFUNDS.COM
10

STATEMENTS OF CHANGES IN NET ASSETS

Six Months Ended
April 30, 2019	Eleven Months Ended	Year Ended
(Unaudited)	October 31, 2018(1)	November 30, 2017

$(51,395)	$(1,116,192)	$(979,009)
(4,420,216)	(4,616,225)	2,579,686
6,171,369	(2,268,476)	(7,705,161)
1,699,758	(8,000,893)	(6,104,484)

(793,637)	(1,237,326)	(878,781)
—	—	(159,349)
(1,916,989)	(6,588,759)	(3,683,962)
(2,710,626)	(7,826,085)	(4,722,092)

3,704,769	12,908,692	9,320,726
—	—	881,860
10,006,611	61,536,519	65,450,965
—	—	2,418,423
777,193	1,178,239	824,902
—	—	134,926
1,882,113	5,538,251	2,907,358
(4,155,749)	(8,575,706)	(7,382,602)
—	—	(395,943)
(32,788,440)	(74,214,680)	(10,344,313)
—	—	(2,418,423)
(20,573,503)	(1,628,685)	61,397,879
(21,584,371)	(17,455,663)	50,571,303

81,997,330	99,452,993	48,881,690
$60,412,959	$81,997,330	$99,452,993 (3)

295,158	943,640	172,119
—	—	54,624
836,598	4,254,660	4,105,091
—	—	582,014
62,340	84,132	51,651
—	—	8,532
148,612	391,738	180,611
(338,787)	(605,087)	(455,427)
—	—	(25,294)
(2,665,356)	(5,454,423)	(646,034)
—	—	(174,005)
(1,661,435)	(385,340)	3,853,882

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
11

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2019
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$12.66

Income from investment operations:
Net investment loss(3)(4)	(0.01)
Net realized and unrealized gains (losses) on investments	0.46
Total from investment operations	0.45

Less distributions:
Dividends from return of capital	(0.52)
Total distributions	(0.52)
Net asset value, end of period	$12.59

TOTAL RETURN	3.60	%(5)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$20.20
Ratio of expenses to average net assets:
Before expense reimbursement	1.90	%(6)
After expense reimbursement	1.76	%(6)
Ratio of net investment income to average net assets:
Before expense reimbursement(4)	(0.40	)%(6)
After expense reimbursement(4)	(0.26	)%(6)
Portfolio turnover rate(8)	21	%(5)

(1)	The period ended October 31, 2018, consists of 11 months due to the Fund’s fiscal year end change from November 30 to October 31, effective October 26, 2018.
(2)	Fund commenced operations on December 31, 2013.
(3)	Calculated using the average shares outstanding method.
(4)	Includes current and deferred tax benefit/expense from net investment income/loss only.
(5)	Not annualized.
(6)	Annualized.
(7)	Includes an estimated deferred tax expense/benefit of -1.32% for fiscal year 2015 or 3.98% for the period ended November 30, 2014. See Note 2.b in the Notes to the Financial Statements.
(8)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Period Ended		Year Ended November 30,				Period Ended
October 31,						November 30,
2018(1)		2017	2016	2015		2014(2)

$14.51		$16.54	$15.45	$22.25		$20.00

(0.16)		(0.22)	(0.17)	(0.20)		(0.20)
(0.66)		(0.78)	2.29	(5.60)		2.87
(0.82)		(1.00)	2.12	(5.80)		2.67

(1.03)		(1.03)	(1.03)	(1.00)		(0.42)
(1.03)		(1.03)	(1.03)	(1.00)		(0.42)
$12.66		$14.51	$16.54	$15.45		$22.25

(6.15	)%(5)	(6.49)%	14.78%	(27.17)%		13.37	%(5)

$20.07		$16.86	$13.43	$8.76		$7.17

1.83	%(6)	1.91%	2.21%	1.38	%(7)	8.02	%(6)(7)
1.75	%(6)	1.77%	1.74%	0.42	%(7)	5.73	%(6)(7)

(1.34	)%(6)	(1.50)%	(1.60)%	(1.97)%		(3.28	)%(6)
(1.26	)%(6)	(1.36)%	(1.13)%	(1.01)%		(0.99	)%(6)
64	%(5)	63%	139%	96%		70	%(5)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
13

Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2019
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$12.83

Income from investment operations:
Net investment loss(3)(4)	(0.01)
Net realized and unrealized gains (losses) on investments	0.49
Total from investment operations	0.48

Less distributions:
Dividends from return of capital	(0.52)
Total distributions	(0.52)
Net asset value, end of period	$12.79

TOTAL RETURN	3.79	%(5)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$40.21
Ratio of expenses to average net assets:
Before expense reimbursement	1.59	%(6)
After expense reimbursement	1.51	%(6)
Ratio of net investment income to average net assets:
Before expense reimbursement(4)	(0.20	)%(6)
After expense reimbursement(4)	(0.12	)%(6)
Portfolio turnover rate(8)	21	%(5)

(1)	The period ended October 31, 2018, consists of 11 months due to the Fund’s fiscal year end change from November 30 to October 31, effective October 26, 2018.
(2)	Fund commenced operations on December 31, 2013.
(3)	Calculated using the average shares outstanding method.
(4)	Includes current and deferred tax benefit/expense from net investment income/loss only.
(5)	Not annualized.
(6)	Annualized.
(7)	Includes an estimated deferred tax expense/benefit of -1.32% for fiscal year 2015 or 3.98% for the period ended November 30, 2014. See Note 2.b in the Notes to the Financial Statements.
(8)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Period Ended		Year Ended November 30,				Period Ended
October 31,						November 30,
2018(1)		2017	2016	2015		2014(2)

$14.66		$16.66	$15.53	$22.28		$20.00

(0.14)		(0.18)	(0.12)	(0.14)		(0.15)
(0.66)		(0.79)	2.28	(5.61)		2.87
(0.80)		(0.97)	2.16	(5.75)		2.72

(1.03)		(1.03)	(1.03)	(1.00)		(0.44)
(1.03)		(1.03)	(1.03)	(1.00)		(0.44)
$12.83		$14.66	$16.66	$15.53		$22.28

(5.94	)%(5)	(6.25)%	14.97%	(26.90)%		13.60	%(5)

$61.92		$82.59	$33.22	$15.72		$7.79

1.56	%(6)	1.66%	1.95%	1.10	%(7)	7.77	%(6)(7)
1.50	%(6)	1.52%	1.48%	0.18	%(7)	5.48	%(6)(7)

(1.15	)%(6)	(1.28)%	(1.28)%	(1.63)%		(3.03	)%(6)
(1.09	)%(6)	(1.14)%	(0.81)%	(0.71)%		(0.74	)%(6)
64	%(5)	63%	139%	96%		70	%(5)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
15

Financial Statements

Notes to the Financial Statements April 30, 2019 (Unaudited)

1).  ORGANIZATION

The Hennessy BP Midstream Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. Pursuant to a reorganization that took place after the close of business on October 26, 2018, the Fund is the legal, accounting, and performance information successor to the BP Capital TwinLine MLP Fund (the “Predecessor Fund”). Prior to October 26, 2018, the Fund had no investment operations. As a result of the reorganization, holders of Class A shares of the Predecessor Fund received Investor Class shares of the Fund, and holders of Class I shares of the Predecessor Fund received Institutional Class shares of the Fund. The investment objective of the Fund is to seek capital appreciation through distribution growth along with current income. The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Because the Fund is treated as a “C” corporation, it will not be taxed as a regulated investment company under Subchapter M of the Code and is not required to comply with the diversification requirements applicable to regulated investment companies. The Fund is a non-diversified fund. Effective October 26, 2018, the Fund changed its fiscal year end from November 30 to October 31.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – The Fund is taxed as a corporation and is obligated to pay U.S. federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 21%. The Fund invests a substantial portion of its assets in master limited partnerships (“MLPs”), which are treated as partnerships for federal income tax purposes. As a limited partner in MLPs, the Fund reports its allocable share of each MLP’s taxable income in computing its own taxable income.

In calculating the Fund’s daily net asset value, the Fund will account for its deferred tax asset and liability balances. In accordance with GAAP, the Fund will accrue a deferred income tax liability balance for its future tax liability associated with the capital appreciation of its investments and the distributions received by the

  HENNESSYFUNDS.COM
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NOTES TO THE FINANCIAL STATEMENTS

Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. This accrual will be based on the current effective federal income tax rate plus an estimated state income tax rate.

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that at least some portion of a deferred income tax asset will not be realized. From time to time as new information becomes available, the Fund will modify its estimates or assumption regarding the deferred tax liabilities or assets. As of April 30, 2019, the Fund has not recorded a deferred tax asset or liability.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund files U.S. federal income tax returns and income tax returns in various states.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets. Distributions received from the Fund’s investments in MLPs generally are comprised of ordinary income, capital gains, and return of capital. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from the MLPs and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

e).
Distributions to Shareholders – The Fund typically makes quarterly cash distributions to its shareholders. Due to the tax treatment of the Fund’s allocations and distributions from MLPs, a significant portion of the Fund’s distributions to shareholders typically is treated as return of capital to shareholders for U.S. federal income tax purposes (i.e., as distributions in excess of the Fund’s current and accumulated earnings and profits as described below). However, no assurance can be given in this regard; just as the Fund’s corporate income tax liability can fluctuate materially from year to year, the extent to which the Fund is able to make return-of-capital distributions also can vary materially from year to year depending on a number of different factors, including the composition of the Fund’s portfolio, the level of allocations of net income and other tax items for the Fund from its underlying MLP investments during a particular taxable year, the length of time the Fund has owned the MLP equity securities in its portfolio, and the extent to which the Fund disposes of MLP equity securities during a particular year, including, if necessary, to meet Fund shareholder redemption requests.

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In general, a distribution will constitute a return of capital to a shareholder rather than a dividend to the extent such distribution exceeds the Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital will constitute a tax-free return of capital to the extent of the shareholder’s basis in its Fund shares and thereafter generally will be taxable to the shareholder as a capital gain. Any such distribution, in turn, will result in a reduction in a shareholder’s basis in the Fund’s shares (but not below zero) to the extent of the return of capital and in the shareholder’s recognizing more gain or less loss (that is, increase of a shareholder’s tax liability) when the shareholder later sells shares of the Fund. To maintain a more stable distribution rate, the Fund may distribute less or more than the entire amount of cash it receives from its investments in a particular period. Any undistributed cash would be available to supplement future distributions, and until distributed would add to the Fund’s net asset value. Correspondingly, such amounts, once distributed, will be deducted from the Fund’s net asset value. In addition, the Fund may opt not to make distributions in quarters in which the Fund believes that a distribution could cause adverse tax consequences to shareholders, including when the Fund believes that a distribution may not constitute a tax-free return of capital as described above.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest $0.01. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Partnership Accounting Policy – To the extent the Fund receives distributions from underlying partnerships in which it invests, the Fund records its pro rata share of income/loss and capital gains/losses and accordingly adjusts the cost basis of the underlying partnerships for return of capital.

j).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is

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18

NOTES TO THE FINANCIAL STATEMENTS

provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

3).  SECURITIES VALUATION

The Fund follows fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, MLPs, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

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Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

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20

NOTES TO THE FINANCIAL STATEMENTS

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee, which is comprised of representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2019, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2019, were $13,969,321 and $53,381,890, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2019.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (collectively, the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During the six months ended April 30, 2019, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and furnishes office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 1.10%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations. The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, BP Capital Fund Advisors, LLC (“BP Capital”). The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During the six months ended April 30, 2019, the Advisor (not the Fund) paid a sub-advisory fee at the rate of 0.40% of the daily net assets of the Fund.

The Advisor has contractually agreed to limit total annual operating expenses to 1.75% of the Fund’s net assets for Investor Class shares and 1.50% of the Fund’s net assets for Institutional Class shares (in each case, excluding all federal, state, and local taxes, interest, brokerage commissions, dividend and interest expenses on short sales, extraordinary items, and acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities) through October 25, 2020.

For three years following the date on which expenses were waived or incurred, the Advisor may recoup waived or reimbursed expenses from the Fund if total operating expenses, including such recoupment, does not exceed the expense limitation in effect (i) at the time the Advisor waived or reimbursed such expenses and (ii) at the time the

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Advisor recoups such expenses. As of April 30, 2019, expenses subject to potential recovery for Investor Class and Institutional Class shares and the fiscal years in which they expire were as follows:

	Fiscal Year	Fiscal Year
	2021	2022	Total
Investor Class	$597	$13,561	$14,158
Institutional Class	$2,321	$18,357	$20,678

The Advisor did not recoup expenses during the six months ended April 30, 2019.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

  HENNESSYFUNDS.COM
22

NOTES TO THE FINANCIAL STATEMENTS

Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar Distributors, LLC is an affiliate of Fund Services and U.S. Bank N.A.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2019, the Fund had an outstanding average daily balance and a weighted average interest rate of $681,575 and 5.42%, respectively. The interest expensed by the Fund during the six months ended April 30, 2019, is included in the Statement of Operations. The maximum amount outstanding for the Fund during the period was $16,075,000. As of April 30, 2019, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of April 30, 2019, the Fund’s most recent fiscal period end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$56,051,763
Gross tax unrealized appreciation	$7,671,676
Gross tax unrealized depreciation	$(2,243,975)
Net tax unrealized appreciation/(depreciation)	$5,427,701

To the extent the Fund has a net capital loss in any tax year, the net capital loss may be carried forward five years to offset any future realized capital gains. To the extent the Fund had a net operating loss that arose in a tax year ending prior to January 1, 2018, the effective date of the Tax Cuts and Jobs Act of 2017, the net operating loss may be carried forward 20 years to offset any future ordinary income.  Any net operating loss arising in a

HENNESSY FUNDS	1-800-966-4354
23

tax year ending after December 31, 2017 may be carried forward indefinitely. As of April 30, 2019, the Fund had capital loss carryforwards of $18,044,690 that expire as follows:

Amount	Expiration
$1,511,860	11/30/2020
2,137,300	11/30/2021
7,987,383	10/31/2023
6,408,147	10/31/2024

As of April 30, 2019, the Fund had net operating loss carryforwards of $1,708,293 that expire as follows:

Amount	Expiration
$1,168,648	11/30/2037
539,645	Indefinite

Total income taxes have been computed by applying the federal statutory income tax rate of 21% plus a blended state income tax rate. The Fund applied this effective rate to net investment income and realized and unrealized gains on investments before taxes in computing its total income taxes.

Total
Tax expense (benefit) at statutory rates	$353,610
State income tax expense, net of federal benefit	38,679
Tax expense (benefit) on permanent items(1)	(23,356)
Tax expense (benefit) due to change in effective state rates	—
Total current tax expense (benefit)	—
Change in valuation allowance	(368,933)
Total tax expense	$—

(1)  Permanent items consist of dividends-received deductions.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. federal tax returns and state tax returns filed or expected to be filed since inception of the Fund. No income tax returns are currently under examination. Generally, tax authorities can examine all tax returns filed for the last three years. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

During fiscal year 2019 (year to date), the 11-month period ended October 31, 2018, and fiscal year 2017, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	11-Month Period Ended	Year Ended
	April 30, 2019	October 31, 2018	November 30, 2017
Ordinary income(1)	$—	$—	$637,466
Long-term capital gain	—	—	—
Return of capital	2,710,626	7,826,085	4,084,626
	$2,710,626	$7,826,085	$4,722,092

(1)  Ordinary income includes short-term capital gain.

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24

NOTES TO THE FINANCIAL STATEMENTS

9).  AGREEMENT AND PLAN OF REORGANIZATION

On October 22, 2018, shareholders of the Predecessor Fund approved an Agreement and Plan of Reorganization between the Trust, on behalf of the Fund, and Professionally Managed Portfolios, a Massachusetts business Trust, on behalf of the Predecessor Fund. The Agreement and Plan of Reorganization provided for the transfer of all of the assets of the Predecessor Fund to the Fund and the assumption of the liabilities (other than any excluded liabilities) of the Predecessor Fund by the Fund. The Fund was created to carry out the reorganization and has a substantially similar investment objective and substantially similar principal investment strategies as the Predecessor Fund. The following table illustrates the specifics of the reorganization of the Predecessor Fund into the Fund:

		Shares Issued to	Net Assets of the Fund
Predecessor Fund		Shareholders of the		Combined	Tax Status
Net Assets		Predecessor Fund	Pre-Merger	(Post-Merger)	of Transfer
$98,129,391	(1)	7,698,159	$0	$98,129,391	Non-taxable

(1)	Includes accumulated net investment loss, accumulated realized gains, and unrealized appreciation in the amounts of $(15,348,815), $(7,211,324), and $(5,832,377), respectively.

10).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2019, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

HENNESSY FUNDS	1-800-966-4354
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Expense Example (Unaudited)
April 30, 2019

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2018, through April 30, 2019.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” or “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2018	April 30, 2019	During Period(1)
Investor Class
Actual	$1,000.00	$1,036.00	$8.88
Hypothetical (5% return before expenses)	$1,000.00	$1,016.07	$8.80

Institutional Class
Actual	$1,000.00	$1,037.90	$7.63
Hypothetical (5% return before expenses)	$1,000.00	$1,017.31	$7.55

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.76% for Investor Class shares or 1.51% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the one-half year period).

HENNESSY FUNDS	1-800-966-4354
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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

For periods ending on or prior to January 31, 2019, the Fund has filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. For periods ending on or after April 30, 2019, the Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-Q and Forms N-PORT are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For the 11-month period ended October 31, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for the 11-month period ended October 31, 2018, was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Funds offer shareholders the option to receive account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery, please visit www.hennessyfunds.com. You may change your delivery preference at any time by visiting our website or calling U.S. Bank Global Fund Services at 1-800-261-6950.

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PROXY VOTING — ELECTRONIC DELIVERY

(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19103-2529

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2019

HENNESSY GAS UTILITY FUND

Investor Class  GASFX
Institutional Class  HGASX

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies from the Hennessy Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Hennessy Funds electronically by visiting www.hennessyfunds.com/account or by calling U.S. Bank Global Fund Services at 1-800-261-6950. If you own shares in a Fund through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling U.S. Bank Global Fund Services at 1-800-261-6950 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive paper copies of reports will apply to all Funds in the Hennessy Funds family.

hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	15
Expense Example	22
Proxy Voting Policy and Proxy Voting Records	24
Availability of Quarterly Portfolio Schedule	24
Federal Tax Distribution Information	24
Important Notice Regarding Delivery of Shareholder Documents	24
Electronic Delivery	24
Board Approval of Investment Advisory Agreement	25

HENNESSY FUNDS	1-800-966-4354

May 2019

Dear Hennessy Funds Shareholder:

U.S. markets experienced another roller coaster ride between October 2018 and April 2019. While the markets chalked up good returns over the six-month period ended April 30, 2019, with the Dow Jones Industrial Average rising 7% and the S&P 500® Index rising 10%, the period included a steep drop during the last two months of 2018 followed by an equally steep recovery in early 2019. Brought on by fear over trade negotiations with China and rising short-term interest rates, this correction marked the sixth correction of more than 10% since 2010.  For the previous five corrections, which averaged a decline of 14%, the duration of the drop averaged a very quick 47 trading days from peak to trough, and then the market regained its prior “high” in just 118 trading days. This most recent correction was a little steeper, with a decline of 19% from peak to trough, and while the Dow hasn’t yet quite regained its prior high, we believe it’s only a matter of time. In my opinion, investors should come to expect these inevitable pullbacks as temporary corrections that every bull market experiences.

As you look at the markets today, I urge you to consider the fundamentals. Valuations remain reasonable with the Dow trading at a forward PE of 16x and the S&P 500® trading at 17x, which are slightly above their 10-year averages of 15x and 16x, respectively. Cash flow and earnings are at all-time highs. For the 90% of companies in the S&P 500® that have already reported first quarter earnings, 76% beat their earnings estimate and 59% beat their sales estimate.  Looking forward, we expect earnings to continue to grow at an average of approximately 10% annually both this year and next. Meanwhile, interest rates remain low, with the 30-year bond yield below 3% and mortgage rates at around 4%. The labor market is also strong with wages growing over 3% during the last nine months and unemployment down to 3.6% in April, the lowest rate since 1969.

Meanwhile, cash continues to build up on corporate balance sheets, with over $5.4 trillion for the S&P 500® companies alone. Companies have been spending on investments, and importantly, they have also been returning capital to shareholders. Stock buybacks had a record year in 2018, climbing to $806.4 billion for S&P 500® companies. Share repurchases continued strong into 2019, with S&P 500® companies repurchasing $227 billion worth of stock in the first quarter, an increase of 59% compared to the first quarter of 2018. Dividends are also on the rise, with S&P 500® companies raising their dividends at about 7% annually over the last three years.

And, as I have said many times and continue to believe, there is no sign of the euphoria that generally precedes a bear market. Some investors may think this bull market, now in its 11th year, is “long in the tooth.” I disagree. If you step back, tune out some of the noise, and look at the market from 30,000 feet, the fundamentals point to a continued bull market. I believe the U.S. economy can continue growing at a pace of 2 to 3%, driving corporate profits higher, and I am very confident in the long-term outlook for this market.

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2

LETTER TO SHAREHOLDERS

Thank you for your continued trust and investment in the Hennessy Funds. We believe that there continue to be great opportunities throughout all parts of the market, and we remain steadfastly focused on managing our high-conviction portfolios for the long-term benefit of our shareholders.  Should you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index and the Dow Jones Industrial Average are unmanaged indices commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

Cash flow is a measure of a company’s financial strength and represents earnings before depreciation, amortization, and non-cash charges. Forward PE, or price to earnings, is a valuation measure calculated by dividing a company’s market price per share by its expected earnings per share over the following 12 months.  Earnings growth is not a measure of a fund’s future performance.

Standard & Poor’s Financial Services LLC is the source and owner of the S&P® and S&P 500® trademarks.

The Dow Jones Industrial Average is the property of the Dow Jones & Company, Inc. Dow Jones & Company, Inc. is not affiliated with the Fund or its investment advisor. Dow Jones & Company, Inc. has not participated in any way in the creation of the Fund or in the selection of stocks included in the Fund and has not approved any information included in this report.

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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2019

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Gas Utility Fund –
Investor Class (GASFX)	11.34%	14.85%	5.49%	13.87%
Hennessy Gas Utility Fund –
Institutional Class (HGASX)(2)	11.56%	15.26%	5.65%	13.96%
AGA Stock Index	11.81%	16.13%	6.75%	14.89%
S&P 500® Index	9.76%	13.49%	11.63%	15.32%

Expense ratios:  1.01% (Investor Class); 0.65% (Institutional Class)

(1)	Periods of less than one year are not annualized.
(2)
The inception date of Institutional Class shares is March 1, 2017. Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to, and are higher than, those of Institutional Class shares.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods on or prior to October 26, 2012, is that of the FBR Gas Utility Index Fund.

The AGA Stock Index is a capitalization-weighted index, adjusted monthly, consisting of member companies of the American Gas Association whose securities are listed on a U.S. stock exchange. The S&P 500® Index is commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with SEC regulations.

Standard & Poor’s Financial Services LLC is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

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4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2019 (Unaudited)

HENNESSY GAS UTILITY FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Dominion Resources, Inc.	5.07%
Atmos Energy Corp.	5.02%
TransCanada Corp.	5.00%
The Southern Co.	4.98%
Kinder Morgan, Inc.	4.91%
Sempra Energy	4.91%
Enbridge, Inc.	4.86%
Cheniere Energy, Inc.	4.74%
National Grid PLC – ADR	4.47%
WEC Energy Group, Inc.	4.20%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
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COMMON STOCKS – 98.00%	Number		% of
	of Shares	Value	Net Assets
Energy – 22.91%
Cheniere Energy, Inc. (a)	675,917	$43,495,259	4.74%
Enbridge, Inc. (b)	1,208,765	44,651,779	4.86%
Equitrans Midstream Corp.	1,097,345	22,857,696	2.49%
Kinder Morgan, Inc.	2,267,101	45,047,297	4.91%
Tellurian, Inc. (a)	882,690	8,385,555	0.91%
TransCanada Corp. (b)	960,353	45,866,459	5.00%
		210,304,045	22.91%

Financials – 0.53%
Berkshire Hathaway, Inc., Class A (a)	15	4,876,200	0.53%

Utilities – 74.56%
Algonquin Power & Utilities Corp. (b)	268,664	3,062,770	0.33%
ALLETE, Inc.	1,375	111,994	0.01%
Ameren Corp.	103,240	7,512,775	0.82%
Atmos Energy Corp.	450,086	46,061,801	5.02%
Avangrid, Inc.	17,200	880,812	0.10%
Avista Corp.	57,572	2,483,656	0.27%
Black Hills Corp.	139,547	10,153,440	1.11%
Centerpoint Energy, Inc.	831,828	25,786,668	2.81%
Chesapeake Utilities Corp.	58,158	5,387,757	0.59%
CMS Energy Corp.	413,998	22,997,589	2.51%
Consolidated Edison, Inc.	287,936	24,808,566	2.70%
Corning Natural Gas Holding Corp.	14,499	313,187	0.03%
Dominion Resources, Inc.	597,877	46,556,682	5.07%
DTE Energy Co.	195,804	24,614,521	2.68%
Duke Energy Corp.	287,787	26,223,151	2.86%
Entergy Corp.	7,260	703,494	0.08%
Eversource Energy	147,075	10,539,394	1.15%
Exelon Corp.	240,631	12,260,149	1.34%
Fortis, Inc. (b)	326,276	12,072,212	1.31%
MDU Resources Group, Inc.	400,407	10,470,643	1.14%
MGE Energy, Inc.	30,229	2,049,224	0.22%
National Fuel Gas Co.	264,924	15,686,150	1.71%
National Grid PLC – ADR (b)	749,844	41,031,464	4.47%
New Jersey Resources Corp.	271,634	13,603,431	1.48%

The accompanying notes are an integral part of these financial statements.

  HENNESSYFUNDS.COM
6

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Utilities (Continued)
NiSource, Inc.	1,050,781	$29,190,696	3.18%
Northwest National Holding Co.	133,803	8,950,083	0.97%
NorthWestern Corp.	46,398	3,240,900	0.35%
ONE Gas, Inc.	247,675	21,924,191	2.39%
PG&E Corp. (a)	635,449	14,310,311	1.56%
PPL Corp.	298,419	9,313,657	1.01%
Public Service Enterprise Group, Inc.	410,490	24,485,728	2.67%
RGC Resources, Inc.	40,471	1,121,047	0.12%
Sempra Energy	352,340	45,081,903	4.91%
South Jersey Industries, Inc.	345,671	11,102,953	1.21%
Southwest Gas Holdings, Inc.	222,317	18,494,551	2.01%
Spire, Inc.	206,491	17,384,477	1.89%
The Southern Co.	859,200	45,726,624	4.98%
UGI Corp.	210,752	11,488,092	1.25%
Unitil Corp.	41,298	2,350,269	0.26%
WEC Energy Group, Inc.	491,740	38,567,168	4.20%
Xcel Energy, Inc.	291,399	16,464,044	1.79%
		684,568,224	74.56%
Total Common Stocks
(Cost $500,158,476)		899,748,469	98.00%

PARTNERSHIPS – 1.10%

Energy – 1.10%
Plains GP Holdings LP., Class A	426,255	10,059,618	1.10%

Total Partnerships
(Cost $9,758,368)		10,059,618	1.10%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 0.96%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 0.96%
Fidelity Government Portfolio, Institutional Class, 2.31% (c)	8,780,181	$8,780,181	0.96%

Total Short-Term Investments
(Cost $8,780,181)		8,780,181	0.96%

Total Investments
(Cost $518,697,025) – 100.06%		918,588,268	100.06%
Liabilities in Excess of Other Assets – (0.06)%		(529,327)	(0.06)%

TOTAL NET ASSETS – 100.00%		$918,058,941	100.00%

Percentages are stated as a percent of net assets.

PLC – Public Limited Company
ADR – American Depository Receipt
(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation
(c)	The rate listed is the fund’s seven-day yield as of April 30, 2019.

Summary of Fair Value Exposure as of April 30, 2019

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2019 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Energy	$210,304,045	$—	$—	$210,304,045
Financials	4,876,200	—	—	4,876,200
Utilities	684,255,037	313,187	—	684,568,224
Total Common Stocks	$899,435,282	$313,187	$—	$899,748,469
Partnerships
Energy	$10,059,618	$—	$—	$10,059,618
Total Partnerships	$10,059,618	$—	$—	$10,059,618
Short-Term Investments
Money Market Funds	$8,780,181	$—	$—	$8,780,181
Total Short-Term Investments	$8,780,181	$—	$—	$8,780,181
Total Investments	$918,275,081	$313,187	$—	$918,588,268

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

ASSETS:
Investments in securities, at value (cost $518,697,025)	$918,588,268
Dividends and interest receivable	866,832
Receivable for fund shares sold	140,912
Return of capital receivable	153,452
Prepaid expenses and other assets	67,831
Total assets	919,817,295

LIABILITIES:
Payable for fund shares redeemed	773,740
Payable to advisor	300,914
Payable to administrator	137,253
Payable to auditor	11,118
Accrued distribution fees	124,704
Accrued service fees	67,360
Accrued trustees fees	1,581
Accrued expenses and other payables	341,684
Total liabilities	1,758,354
NET ASSETS	$918,058,941

NET ASSETS CONSISTS OF:
Capital stock	$542,399,753
Total distributable earnings	375,659,188
Total net assets	$918,058,941

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$821,997,875
Shares issued and outstanding	28,420,301
Net asset value, offering price, and redemption price per share	$28.92

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$96,061,066
Shares issued and outstanding	3,329,180
Net asset value, offering price, and redemption price per share	$28.85

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$14,937,393
Interest income	98,706
Total investment income	15,036,099

EXPENSES:
Investment advisory fees (See Note 5)	1,794,635
Sub-transfer agent expenses – Investor Class (See Note 5)	860,250
Sub-transfer agent expenses – Institutional Class (See Note 5)	38,478
Distribution fees – Investor Class (See Note 5)	601,072
Administration, accounting, custody, and transfer agent fees (See Note 5)	423,771
Service fees – Investor Class (See Note 5)	400,715
Reports to shareholders	33,261
Federal and state registration fees	22,532
Compliance expense (See Note 5)	12,846
Audit fees	11,122
Trustees’ fees and expenses	9,569
Legal fees	2,530
Interest expense (See Note 7)	2,503
Other expenses	204,937
Total expenses	4,418,221
NET INVESTMENT INCOME	$10,617,878

REALIZED AND UNREALIZED GAINS:
Net realized gain on investments	$44,149,999
Net change in unrealized appreciation/depreciation on investments	42,392,987
Net gain on investments	86,542,986
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$97,160,864

(1)	Net of foreign taxes withheld and issuance fees of $432,539.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2019	Year Ended
	(Unaudited)	October 31, 2018
OPERATIONS:
Net investment income	$10,617,878	$24,446,971
Net realized gain on investments	44,149,999	108,812,839
Net change in unrealized
appreciation/depreciation on investments	42,392,987	(180,455,187)
Net increase (decrease) in net
assets resulting from operations	97,160,864	(47,195,377)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(79,052,959)	(28,287,790)
Distributable earnings – Institutional Class	(9,599,386)	(3,147,794)
Total distributions	(88,652,345)	(31,435,584)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	17,723,102	47,357,112
Proceeds from shares subscribed – Institutional Class	7,638,113	91,140,382
Dividends reinvested – Investor Class	75,833,522	27,211,310
Dividends reinvested – Institutional Class	8,487,590	2,284,927
Cost of shares redeemed – Investor Class	(104,240,755)	(483,654,388)
Cost of shares redeemed – Institutional Class	(28,826,261)	(64,094,803)
Net decrease in net assets derived
from capital share transactions	(23,384,689)	(379,755,460)
TOTAL DECREASE IN NET ASSETS	(14,876,170)	(458,386,421)

NET ASSETS:
Beginning of period	932,935,111	1,391,321,532
End of period	$918,058,941	$932,935,111

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	629,649	1,647,747
Shares sold – Institutional Class	275,630	3,149,149
Shares issued to holders as reinvestment
of dividends – Investor Class	2,788,051	938,546
Shares issued to holders as reinvestment
of dividends – Institutional Class	312,753	79,037
Shares redeemed – Investor Class	(3,769,808)	(16,873,463)
Shares redeemed – Institutional Class	(1,020,040)	(2,258,650)
Net decrease in shares outstanding	(783,765)	(13,317,634)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2019
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$28.68

Income from investment operations:
Net investment income	0.32	(1)
Net realized and unrealized gains (losses) on investments	2.72
Total from investment operations	3.04

Less distributions:
Dividends from net investment income	(0.32)
Dividends from net realized gains	(2.48)
Total distributions	(2.80)
Paid-in capital from redemption fees	—
Net asset value, end of period	$28.92

TOTAL RETURN	11.34	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$822.00
Ratio of expenses to average net assets	1.03	%(4)
Ratio of net investment income to average net assets	2.32	%(4)
Portfolio turnover rate(5)	6	%(3)

(1)	Calculated using the average shares outstanding method.
(2)	Amount is between $(0.005) and $0.005.
(3)	Not annualized.
(4)	Annualized.
(5)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2018	2017	2016	2015	2014

$30.35	$28.57	$27.69	$31.30	$26.69

0.65	0.70	0.62	0.69	0.62
(1.52)	2.20	1.58	(2.69)	5.18
(0.87)	2.90	2.20	(2.00)	5.80

(0.64)	(0.72)	(0.69)	(0.70)	(0.59)
(0.16)	(0.40)	(0.63)	(0.91)	(0.60)
(0.80)	(1.12)	(1.32)	(1.61)	(1.19)
—	—	—	—	0.00 (2)
$28.68	$30.35	$28.57	$27.69	$31.30

(2.86)%	10.39%	8.52%	(6.59)%	22.49%

$825.18	$1,306.70	$1,454.93	$1,649.21	$2,254.98
1.01%	1.01%	1.01%	0.93%	0.77%
2.18%	2.34%	2.25%	2.33%	2.26%
14%	18%	38%	37%	20%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2019		Year Ended	Period Ended
	(Unaudited)		October 31, 2018	October 31, 2017(1)
PER SHARE DATA:
Net asset value, beginning of period	$28.65		$30.32	$29.68

Income from investment operations:
Net investment income	0.38	(2)	0.71	0.62
Net realized and unrealized
gains (losses) on investments	2.71		(1.47)	0.72
Total from investment operations	3.09		(0.76)	1.34

Less distributions:
Dividends from net investment income	(0.39)		(0.75)	(0.70)
Dividends from net realized gains	(2.50)		(0.16)	—
Total distributions	(2.89)		(0.91)	(0.70)
Net asset value, end of period	$28.85		$28.65	$30.32

TOTAL RETURN	11.56	%(3)	(2.51)%	4.56	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$96.06		$107.75	$84.62
Ratio of expenses to average net assets	0.64	%(4)	0.65%	0.64	%(4)
Ratio of net investment income
to average net assets	2.74	%(4)	2.47%	1.23	%(4)
Portfolio turnover rate(5)	6	%(3)	14%	18	%(3)

(1)	Institutional Class shares commenced operations on March 1, 2017.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.
(5)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS/NOTES TO THE FINANCIAL STATEMENTS

Financial Statements

Notes to the Financial Statements April 30, 2019 (Unaudited)

1).  ORGANIZATION

The Hennessy Gas Utility Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is income and capital appreciation. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

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d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid at the end of each calendar quarter. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest $0.01. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

3).  SECURITIES VALUATION

The Fund follows fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop

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NOTES TO THE FINANCIAL STATEMENTS

the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In

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addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee, which is comprised of representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2019, are included in the Schedule of Investments.

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NOTES TO THE FINANCIAL STATEMENTS

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2019, were $57,272,819 and $140,198,121, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2019.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (collectively, the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During the six months ended April 30, 2019, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.40%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

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The Fund has entered into an Administrative Services Agreement among the Fund, the Advisor, and the American Gas Association (“AGA”), pursuant to which the AGA provides administrative services to the Fund, including overseeing the calculation of the AGA Stock Index. ScottMadden, Inc. performs the actual computations required to produce the AGA Stock Index and receives a fee for such calculations pursuant to a contractual arrangement with AGA. AGA does not furnish other securities advice to the Fund or the Advisor or make recommendations regarding the purchase or sale of securities by the Fund. Under the terms of the Administrative Services Agreement, which has been approved by the Board, AGA provides the Fund with current information regarding the common stock composition of the AGA Stock Index at least monthly. In addition, on request, AGA provides the Fund and the Advisor with information on the natural gas industry. The Fund pays AGA a fee at an annual rate of 0.04% of the average daily net assets of the Fund.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar Distributors, LLC is an affiliate of Fund Services and U.S. Bank N.A.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term

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NOTES TO THE FINANCIAL STATEMENTS

financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2019, the Fund had an outstanding average daily balance and a weighted average interest rate of $94,829 and 5.25%, respectively. The interest expensed by the Fund during the six months ended April 30, 2019, is included in the Statement of Operations. The maximum amount outstanding for the Fund during the period was $7,401,000. As of April 30, 2019, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2018, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$644,588,436
Gross tax unrealized appreciation	$372,505,808
Gross tax unrealized depreciation	(83,421,224)
Net tax unrealized appreciation/(depreciation)	$289,084,584
Undistributed ordinary income	$84,398
Undistributed long-term capital gains	77,979,918
Total distributable earnings	$78,064,316
Other accumulated gain/(loss)	$1,769
Total accumulated gain/(loss)	$367,150,669

The difference between book-basis unrealized appreciation/depreciation (as shown in the Statement of Assets and Liabilities) and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2018, the Fund had no tax basis capital losses to offset future capital gains.

As of October 31, 2018, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2017, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2019 (year to date) and fiscal year 2018, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2019	October 31, 2018
Ordinary income(1)	$10,672,176	$27,292,416
Long-term capital gain	77,980,169	4,143,168
	$88,652,345	$31,435,584

(1)  Ordinary income includes short-term capital gain.

9).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2019, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

HENNESSY FUNDS	1-800-966-4354
21

Expense Example (Unaudited)
April 30, 2019

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2018, through April 30, 2019.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” or “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2018	April 30, 2019	During Period(1)
Investor Class
Actual	$1,000.00	$1,113.40	$5.40
Hypothetical (5% return before expenses)	$1,000.00	$1,019.69	$5.16

Institutional Class
Actual	$1,000.00	$1,115.60	$3.36
Hypothetical (5% return before expenses)	$1,000.00	$1,021.62	$3.21

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.03% for Investor Class shares or 0.64% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the one-half year period).

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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

For periods ending on or prior to January 31, 2019, the Fund has filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. For periods ending on or after April 30, 2019, the Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-Q and Forms N-PORT are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2018 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 10.76%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Funds offer shareholders the option to receive account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery, please visit www.hennessyfunds.com. You may change your delivery preference at any time by visiting our website or calling U.S. Bank Global Fund Services at 1-800-261-6950.

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24

PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Board Approval of Investment Advisory
Agreement

At its meeting on March 12, 2019, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process of approving the continuation of the advisory agreement, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	An inventory of the services provided by the Advisor to the Fund;

(4)	A written discussion of economies of scale;

(5)	A summary of the key terms of the advisory agreement;

(6)	A recent Fund fact sheet, which included performance information over various periods;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q.

All of the factors discussed were considered as a whole by the Trustees and by the Independent Trustees meeting in executive session. The factors were viewed in their totality by the Trustees, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

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Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review, the Trustees concluded that the Advisor provides high-quality services to the Fund and noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions.

(d)
The Advisor monitors compliance with federal securities laws, maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers, conducts on-site visits to the Fund’s service providers, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O, and cyber insurance coverage, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

(e)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(f)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(g)	The Advisor is actively involved with preparing regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(h)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(i)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Waterhouse, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(j)
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(k)	The Advisor provides a quarterly compliance certification to the Board.

(l)
The Advisor prepares or reviews all Board materials, frequently presents to the Board and leads Board discussions, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and also noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within the range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

(4)
The Trustees also considered whether the Advisor was realizing economies of scale that it should share with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund are asset-based fees, so the Advisor does not realize material economies of scale relating to those expenses as the assets of the Fund increase. For example, mutual fund platform fees increase as the Fund’s assets grow. The Trustees also considered the Advisor’s efforts to contain expenses through actions such as renegotiating service contracts, the Advisor’s significant marketing efforts to promote the Funds, the

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Advisor’s investments in personnel to manage the Funds, and the Advisor’s agreement to waive fees or lower its management fees in certain circumstances. The Trustees noted that it did not appear that the Advisor was realizing economies of scale at current asset levels and concluded that it would continue to monitor economies of scale in the future as circumstances changed.

(5)
The Trustees considered the profitability of the Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)
The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees, along with a very low level of turnover, and concluded that this was beneficial to the Fund and its shareholders.

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19103-2529

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2019

HENNESSY JAPAN FUND

Investor Class  HJPNX
Institutional Class  HJPIX

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies from the Hennessy Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Hennessy Funds electronically by visiting www.hennessyfunds.com/account or by calling U.S. Bank Global Fund Services at 1-800-261-6950. If you own shares in a Fund through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling U.S. Bank Global Fund Services at 1-800-261-6950 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive paper copies of reports will apply to all Funds in the Hennessy Funds family.

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	24
Proxy Voting Policy and Proxy Voting Records	26
Availability of Quarterly Portfolio Schedule	26
Federal Tax Distribution Information	26
Important Notice Regarding Delivery of Shareholder Documents	26
Electronic Delivery	27
Board Approval of Investment Advisory Agreements	28

HENNESSY FUNDS	1-800-966-4354

May 2019

Dear Hennessy Funds Shareholder:

During the six-month period ended April 30, 2019, the Japanese stock market produced a small positive return, rising 0.78% in U.S. Dollar terms as measured by the Tokyo Stock Price Index (TOPIX).

Early in the period, equity prices retreated largely in response to external factors, primarily worries over continued tension regarding trade negotiations between the U.S. and China, signs of slower growth in China, and weakness in the U.S. market. In particular, technology-related stocks lost ground as a result of the ongoing allegations of security risk made against a Chinese telecommunications equipment manufacturer. The appreciation of the Japanese yen resulting from a global unwinding of higher risk equity investment positions also contributed to negative investor sentiment. In the second half of the period, the Japanese stock market rebounded with other global equity markets following a shift in monetary policy from the Federal Reserve that signaled a pause in short-term U.S. interest rate increases. We believe Japanese investors also reacted to a growing sense that Japanese equities were looking undervalued.

The Japanese economy continued to grow over the last six months ending March 31, 2019, albeit at a slower pace. Japan’s economy has now completed its 4th year of year-over-year growth, its best performance since the financial crisis of 2008. In addition, investors have been happy to see inflation remain comfortably above zero over the last six months.

We are optimistic about the outlook for Japanese equities. With the Bank of Japan continuing to keep interest rates low, we believe the economy will continue to grow steadily, and that inflation should remain above zero. Key labor market reforms passed in 2018 and, most recently, legislation allowing entry of low-skilled foreign workers should help alleviate labor shortages in Japan and boost productivity.

Finally, we believe stock valuations are attractive. Current market valuations are at the lowest level we have seen in many years, with the prospective PE multiple for the TOPIX at just 12x compared to a 10-year average of 16x. We remain optimistic about the long-term prospects for Japan and its stock market. Thank you for your continued confidence and investment in our Funds.

Sincerely,

Tadahiro Fujimura	Masakazu Takeda
Portfolio Manager,	Portfolio Manager,
Hennessy Japan Small Cap Fund;	Hennessy Japan Fund;
Chief Investment Officer	Fund Manager
SPARX Asset Management Co., Ltd.	SPARX Asset Management Co., Ltd.

SPARX Asset Management Co., Ltd., located in Tokyo, Japan, is the sub-advisor to the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund.

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LETTER TO SHAREHOLDERS

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Tadahiro Fujimura and Masakazu Takeda and are subject to change, are not guaranteed and should not be considered investment advice.

The Tokyo Stock Price Index (TOPIX) is an unmanaged index commonly used to measure the performance of Japanese stocks. One cannot invest directly in an index.

PE, or price-to-earnings ratio, is a valuation measure and is calculated by dividing a company’s market price per share by its earnings per share.

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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2019

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Japan Fund –
Investor Class (HJPNX)	7.09%	2.17%	13.19%	14.37%
Hennessy Japan Fund –
Institutional Class (HJPIX)	7.35%	2.61%	13.57%	14.70%
Russell/Nomura
Total MarketTM Index	1.19%	-8.44%	7.37%	7.76%
Tokyo Price Index (TOPIX)	0.78%	-8.55%	7.21%	7.69%

Expense ratios:  1.44% (Investor Class); 1.02% (Institutional Class)

(1)	Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell/Nomura Total Market™ Index contains the top 98% of all stocks listed on Japan’s stock exchanges and registered on Japan’s over-the-counter market in terms of market capitalization. The Tokyo Price Index (TOPIX) is a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with SEC regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

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4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2019 (Unaudited)

HENNESSY JAPAN FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Softbank Group Co.	6.27%
Fast Retailing Co., Ltd.	5.96%
Nidec Corp.	5.62%
Daikin Industries	5.40%
Rohto Pharmaceutical Co., Ltd.	5.27%
Recruit Holdings Co., Ltd.	5.18%
Kubota Corp.	5.12%
Misumi Group, Inc.	4.97%
Keyence Corp.	4.96%
Unicharm Corp.	4.79%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 95.07%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 6.27%
Softbank Group Co.	391,400	$41,500,684	6.27%

Consumer Discretionary – 17.31%
Asics Corp.	930,000	11,457,396	1.73%
Fast Retailing Co., Ltd.	68,100	39,402,015	5.96%
Isuzu Motors, Ltd.	475,000	6,841,305	1.04%
Ryohin Keikaku Co., Ltd.	29,600	5,646,022	0.85%
Shimano, Inc.	211,500	31,086,986	4.70%
Toyota Motor Corp.	324,100	20,065,179	3.03%
		114,498,903	17.31%

Consumer Staples – 15.82%
Ariake Japan Co., Ltd.	148,000	8,648,354	1.31%
Japan Tobacco, Inc.	1,280,300	29,584,690	4.47%
Kao Corp.	408,100	31,504,274	4.76%
Pigeon Corp.	75,400	3,228,301	0.49%
Unicharm Corp.	959,600	31,668,551	4.79%
		104,634,170	15.82%

Financials – 8.49%
Anicom Holdings, Inc.	299,300	9,289,062	1.40%
Mitsubishi UFJ Financial Group, Inc.	6,140,700	30,467,244	4.61%
Sumitomo Mitsui Financial Group, Inc.	451,600	16,413,959	2.48%
		56,170,265	8.49%

Health Care – 10.01%
Rohto Pharmaceutical Co., Ltd.	1,239,200	34,869,449	5.27%
Terumo Corp.	1,038,500	31,340,530	4.74%
		66,209,979	10.01%

Industrials – 30.98%
Daikin Industries	280,300	35,687,649	5.40%
Kubota Corp.	2,224,200	33,864,013	5.12%
Misumi Group, Inc.	1,258,300	32,855,605	4.97%
Mitsubishi Corp.	1,127,100	31,049,009	4.69%
Nidec Corp.	260,400	37,195,193	5.62%
Recruit Holdings Co., Ltd.	1,140,200	34,335,834	5.18%
		204,987,303	30.98%

Information Technology – 4.96%
Keyence Corp.	52,500	32,801,674	4.96%

The accompanying notes are an integral part of these financial statements.

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6

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Materials – 1.23%
Fuji Seal International, Inc.	232,200	$8,120,344	1.23%

Total Common Stocks
(Cost $514,747,677)		628,923,322	95.07%

SHORT-TERM INVESTMENTS – 3.95%

Money Market Funds – 3.95%
Fidelity Government Portfolio, Institutional Class, 2.31% (a)	26,137,655	26,137,655	3.95%

Total Short-Term Investments
(Cost $26,137,655)		26,137,655	3.95%

Total Investments
(Cost $540,885,332) – 99.02%		655,060,977	99.02%
Other Assets in Excess of Liabilities – 0.98%		6,467,400	0.98%

TOTAL NET ASSETS – 100.00%		$661,528,377	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s seven-day yield as of April 30, 2019.

Summary of Fair Value Exposure as of April 30, 2019
The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2019 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$—	$41,500,684	$—	$41,500,684
Consumer Discretionary	—	114,498,903	—	114,498,903
Consumer Staples	—	104,634,170	—	104,634,170
Financials	—	56,170,265	—	56,170,265
Health Care	—	66,209,979	—	66,209,979
Industrials	—	204,987,303	—	204,987,303
Information Technology	—	32,801,674	—	32,801,674
Materials	—	8,120,344	—	8,120,344
Total Common Stocks	$—	$628,923,322	$—	$628,923,322
Short-Term Investments
Money Market Funds	$26,137,655	$—	$—	$26,137,655
Total Short-Term Investments	$26,137,655	$—	$—	$26,137,655
Total Investments	$26,137,655	$628,923,322	$—	$655,060,977

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

ASSETS:
Investments in securities, at value (cost $540,885,332)	$655,060,977
Dividends and interest receivable	2,955,293
Receivable for fund shares sold	6,615,873
Prepaid expenses and other assets	120,063
Total assets	664,752,206

LIABILITIES:
Payable for fund shares redeemed	2,624,449
Payable to advisor	433,164
Payable to administrator	92,943
Payable to auditor	11,121
Accrued distribution fees	15,481
Accrued service fees	8,281
Accrued trustees fees	2,620
Accrued expenses and other payables	35,770
Total liabilities	3,223,829
NET ASSETS	$661,528,377

NET ASSETS CONSISTS OF:
Capital stock	$546,802,032
Total distributable earnings	114,726,345
Total net assets	$661,528,377

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$100,464,101
Shares issued and outstanding	2,790,366
Net asset value, offering price, and redemption price per share	$36.00

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$561,064,276
Shares issued and outstanding	15,124,105
Net asset value, offering price, and redemption price per share	$37.10

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$4,249,175
Interest income	502,332
Total investment income	4,751,507

EXPENSES:
Investment advisory fees (See Note 5)	2,312,230
Sub-transfer agent expenses – Investor Class (See Note 5)	111,189
Sub-transfer agent expenses – Institutional Class (See Note 5)	133,763
Administration, accounting, custody, and transfer agent fees (See Note 5)	274,165
Distribution fees – Investor Class (See Note 5)	74,063
Service fees – Investor Class (See Note 5)	49,376
Federal and state registration fees	30,496
Reports to shareholders	16,512
Compliance expense (See Note 5)	12,846
Audit fees	11,122
Trustees’ fees and expenses	9,132
Legal fees	1,764
Other expenses	12,820
Total expenses	3,049,478
NET INVESTMENT INCOME	$1,702,029

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized loss on investments	$(238,068)
Net change in unrealized appreciation/depreciation on investments	44,253,537
Net gain on investments	44,015,469
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$45,717,498

(1)	Net of foreign taxes withheld of $472,197.

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2019	Year Ended
	(Unaudited)	October 31, 2018
OPERATIONS:
Net investment income	$1,702,029	$1,562,238
Net realized loss on investments	(238,068)	(652,030)
Net change in unrealized
appreciation/depreciation on investments	44,253,537	(3,199,977)
Net increase (decrease) in net
assets resulting from operations	45,717,498	(2,289,769)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(35,216)	(15,953)
Distributable earnings – Institutional Class	(1,309,392)	(192,575)
Total distributions	(1,344,608)	(208,528)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	19,671,982	68,964,189
Proceeds from shares subscribed – Institutional Class	284,224,871	371,916,788
Dividends reinvested – Investor Class	34,287	15,517
Dividends reinvested – Institutional Class	1,275,785	171,054
Cost of shares redeemed – Investor Class	(29,169,245)	(51,079,674)
Cost of shares redeemed – Institutional Class	(161,967,742)	(146,269,372)
Net increase in net assets derived
from capital share transactions	114,069,938	243,718,502
TOTAL INCREASE IN NET ASSETS	158,442,828	241,220,205

NET ASSETS:
Beginning of period	503,085,549	261,865,344
End of period	$661,528,377	$503,085,549

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	579,797	1,945,260
Shares sold – Institutional Class	8,202,533	10,243,014
Shares issued to holders as reinvestment
of dividends – Investor Class	1,053	445
Shares issued to holders as reinvestment
of dividends – Institutional Class	38,072	4,774
Shares redeemed – Investor Class	(863,437)	(1,451,162)
Shares redeemed – Institutional Class	(4,646,440)	(3,991,370)
Net increase in shares outstanding	3,311,578	6,750,961

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2019
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$33.63

Income from investment operations:
Net investment income (loss)	0.03	(1)
Net realized and unrealized gains on investments	2.35
Total from investment operations	2.38

Less distributions:
Dividends from net investment income	(0.01)
Total distributions	(0.01)
Net asset value, end of period	$36.00

TOTAL RETURN	7.09	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$100.46
Ratio of expenses to average net assets	1.40	%(4)
Ratio of net investment income (loss) to average net assets	0.19	%(4)
Portfolio turnover rate(5)	0	%(3)

(1)	Calculated using the average shares outstanding method.
(2)	Amount is between $(0.005) and $0.005.
(3)	Not annualized.
(4)	Annualized.
(5)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2018		2017	2016	2015	2014

$32.75		$27.81	$24.07	$21.77	$19.68

(0.00	)(2)	(0.03)	(0.11)	(0.10)	(0.06)
0.89		4.97	3.85	2.40	2.15
0.89		4.94	3.74	2.30	2.09

(0.01)		—	—	—	—
(0.01)		—	—	—	—
$33.63		$32.75	$27.81	$24.07	$21.77

2.70%		17.76%	15.54%	10.56%	10.62%

$103.33		$84.44	$61.85	$61.56	$27.26
1.43%		1.46%	1.50%	1.53%	1.70%
(0.02)%		(0.15)%	(0.38)%	(0.44)%	(0.18)%
1%		0%	5%	21%	22%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2019
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$34.67

Income from investment operations:
Net investment income (loss)	0.12	(1)
Net realized and unrealized gains on investments	2.42
Total from investment operations	2.54

Less distributions:
Dividends from net investment income	(0.11)
Total distributions	(0.11)
Net asset value, end of period	$37.10

TOTAL RETURN	7.35	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$561.06
Ratio of expenses to average net assets	0.98	%(3)
Ratio of net investment income (loss) to average net assets	0.67	%(3)
Portfolio turnover rate(4)	0	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2018	2017	2016	2015	2014

$33.64	$28.45	$24.55	$22.15	$19.98

0.15	0.03	(0.01)	(0.02)	0.07
0.91	5.16	3.91	2.42	2.10
1.06	5.19	3.90	2.40	2.17

(0.03)	—	—	—	—
(0.03)	—	—	—	—
$34.67	$33.64	$28.45	$24.55	$22.15

3.14%	18.24%	15.89%	10.84%	10.86%

$399.76	$177.42	$67.78	$54.13	$25.75
1.01%	1.05%	1.17%	1.27%	1.50%
0.49%	0.30%	(0.03)%	(0.08)%	0.26%
1%	0%	5%	21%	22%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2019 (Unaudited)

1).  ORGANIZATION

The Hennessy Japan Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term capital appreciation. The Fund is a diversified fund, but employs a relatively concentrated investment strategy and may hold securities of fewer issuers than other diversified funds.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax

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NOTES TO THE FINANCIAL STATEMENTS

positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest $0.01. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/loss on investments. Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

j).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the

HENNESSY FUNDS	1-800-966-4354
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range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

3).  SECURITIES VALUATION

The Fund follows fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or

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18

NOTES TO THE FINANCIAL STATEMENTS

a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the

HENNESSY FUNDS	1-800-966-4354
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value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee, which is comprised of representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2019, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2019, were $116,557,489 and $0 respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2019.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (collectively, the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During the six months ended April 30, 2019, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and furnishes office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.80%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, SPARX Asset Management Co., Ltd. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During the six months ended April 30, 2019, the Advisor (not the Fund) paid a sub-advisory fee at the average rate of 0.36% of the daily net assets of the Fund. Pursuant to the sub-advisory agreement, the Advisor pays sub-advisory fees at the rate of 0.35% of the first $500 million of daily net assets, 0.40% of daily net assets between $500 million and $1 billion, and 0.42% of daily net assets over $1 billion.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides

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NOTES TO THE FINANCIAL STATEMENTS

for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar Distributors, LLC is an affiliate of Fund Services and U.S. Bank N.A.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

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6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2019, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2018, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$436,311,692
Gross tax unrealized appreciation	$94,180,873
Gross tax unrealized depreciation	(24,408,547)
Net tax unrealized appreciation/(depreciation)	$69,772,326
Undistributed ordinary income	$861,036
Undistributed long-term capital gains	—
Total distributable earnings	$861,036
Other accumulated gain/(loss)	$(279,907)
Total accumulated gain/(loss)	$70,353,455

The difference between book-basis unrealized appreciation/depreciation (as shown in the Statement of Assets and Liabilities) and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2018, the Fund had capital loss carryforwards that expire as follows:

Amount	Expiration
$31,383	Unlimited Long-Term
$248,524	Unlimited Short-Term

During fiscal year 2018, expired capital losses were $6,121,138.

Capital losses sustained in fiscal year 2012 and beyond expire and may be carried over by the Fund without limitation, but retain the character of the original loss. Furthermore, any loss incurred during those taxable years must be utilized prior to any loss incurred in taxable years prior to 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

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NOTES TO THE FINANCIAL STATEMENTS

As of October 31, 2018, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2017, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2019 (year to date) and fiscal year 2018, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2019	October 31, 2018
Ordinary income(1)	$1,344,608	$208,528
Long-term capital gain	—	—
	$1,344,608	$208,528

(1)  Ordinary income includes short-term capital gain.

9).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2019, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Expense Example (Unaudited)
April 30, 2019

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2018, through April 30, 2019.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” or “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2018	April 30, 2019	During Period(1)
Investor Class
Actual	$1,000.00	$1,070.90	$7.19
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	$7.00

Institutional Class
Actual	$1,000.00	$1,073.50	$5.04
Hypothetical (5% return before expenses)	$1,000.00	$1,019.93	$4.91

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.40% for Investor Class shares or 0.98% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the one-half year period).

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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

For periods ending on or prior to January 31, 2019, the Fund has filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. For periods ending on or after April 30, 2019, the Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-Q and Forms N-PORT are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2018 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

For the year ended October 31, 2018, the Fund earned foreign-source income and paid foreign taxes as noted below, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code.

	Gross Foreign Income	Foreign Tax Paid
Japan	$6,574,319	$655,907

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

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PROXY VOTING — ELECTRONIC DELIVERY

Electronic Delivery

The Funds offer shareholders the option to receive account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery, please visit www.hennessyfunds.com. You may change your delivery preference at any time by visiting our website or calling U.S. Bank Global Fund Services at 1-800-261-6950.

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Board Approval of Investment Advisory
Agreements

At its meeting on March 12, 2019, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”) and the sub-advisory agreement for the Fund between the Advisor and SPARX Asset Management Co., Ltd. (the “Sub-Advisor”). As part of the process of approving the continuation of the advisory and sub-advisory agreements, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory and sub-advisory agreements. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory and sub-advisory agreements.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory and sub-advisory agreements. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory and sub-advisory agreements and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory and sub-advisory agreements and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	An inventory of the services provided by the Advisor and the Sub-Advisor to the Fund and the distinction between the Advisor-provided services and the Sub-Advisor-provided services;

(4)	A written discussion of economies of scale;

(5)	Summaries of the key terms of the advisory agreement and sub-advisory agreement;

(6)	A recent Fund fact sheet, which included performance information over various periods;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund;

(8)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(9)	A completed questionnaire from the Sub-Advisor;

(10)	A summary of the Sub-Advisor’s questionnaire and relevant information from the Sub-Advisor’s Form ADV Parts I and II;

(11)	The Sub-Advisor’s Code of Ethics; and

(12)	Financial information of the Sub-Advisor’s parent company.

All of the factors discussed were considered as a whole by the Trustees and by the Independent Trustees meeting in executive session. The factors were viewed in their totality by the Trustees, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory and sub-advisory agreements. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory and sub-advisory agreements, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor and the Sub-Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor and the Sub-Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor and the Sub-Advisor from serving as an investment advisor to the Fund (other than the advisory and sub-advisory fees).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review, the Trustees concluded that the Advisor provides high-quality services to the Fund and noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor oversees the Sub-Advisor for the Fund, and the Sub-Advisor acts as the portfolio manager for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions.

(d)
The Advisor monitors compliance with federal securities laws, maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Sub-Advisor and the Fund’s other service providers, conducts on-site visits to the Sub-Advisor and the Fund’s other service providers, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O, and cyber insurance coverage, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

(e)
The Advisor oversees the selection and continued employment of the Sub-Advisor, reviews the Fund’s investment performance, and monitors the Sub-Advisor’s adherence to the Fund’s investment objectives, policies, and restrictions.

(f)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

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(g)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(h)	The Advisor is actively involved with preparing regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(i)	For each annual report of the Fund, the Advisor reviews the written summary prepared by the Sub-Advisor of the Fund’s performance during the most recent 12-month period.

(j)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Waterhouse, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)
The Advisor prepares or reviews all Board materials, frequently presents to the Board and leads Board discussions, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)	The Trustees considered the services identified below that are provided by the Sub-Advisor:

(a)	The Sub-Advisor acts as the portfolio manager for the Fund. In this capacity, the Sub-Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio; and

(iii)	manages proxy voting for the Fund.

(b)	The Sub-Advisor ensures that its compliance program includes policies and procedures relevant to the Fund and the Sub-Advisor’s duties as a portfolio manager to the Fund.

(c)	For each annual report of the Fund, the Sub-Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(d)
The Sub-Advisor provides a quarterly compliance certification to the Board regarding trading and allocation practices, supervisory matters, the Sub-Advisor’s compliance program (including its code of ethics), compliance with the Fund’s policies, and general firm updates.

(3)
The Trustees considered the distinction between the services performed by the Advisor and the Sub-Advisor. The Trustees noted that the management of the Fund, including the oversight of the Sub-Advisor, involves more comprehensive and substantive duties than the duties of the Sub-Advisor. Specifically, the Trustees considered the lists of services identified above and concluded that the

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

services performed by the Advisor for the Fund require a higher level of service and oversight than the services performed by the Sub-Advisor. Based on this determination, the Trustees concluded that the differential in advisory fees between the Advisor and the Sub-Advisor is reasonable.

(4)
The Trustees compared the performance of the Fund to benchmark indices over various periods and also noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor and the Sub-Advisor manage the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted continuation of the advisory and sub-advisory agreements.

(5)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within the range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory and sub-advisory agreements.

(6)
The Trustees also considered whether the Advisor was realizing economies of scale that it should share with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund are asset-based fees, so the Advisor does not realize material economies of scale relating to those expenses as the assets of the Fund increase. For example, mutual fund platform fees increase as the Fund’s assets grow. The Trustees also considered the Advisor’s efforts to contain expenses through actions such as renegotiating service contracts, the Advisor’s significant marketing efforts to promote the Funds, the Advisor’s investments in personnel to manage the Funds, and the Advisor’s agreement to waive fees or lower its management fees in certain circumstances. The Trustees noted that it did not appear that the Advisor was realizing economies of scale at current asset levels and concluded that it would continue to monitor economies of scale in the future as circumstances changed.

(7)
The Trustees considered the profitability of the Advisor and the Sub-Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor and the Sub-Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(8)
The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees, along with a very low level of turnover, and concluded that this was beneficial to the Fund and its shareholders.

(9)
The Trustees considered any benefits to the Advisor and the Sub-Advisor from serving as an advisor to the Fund (other than the advisory and sub-advisory fees). The Trustees noted that the Advisor and the Sub-Advisor may derive ancillary benefits from, by way of example, their association with the Fund in the form of proprietary and third-party research products and services received

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from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor and the Sub-Advisor  from their relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ findings that (i) the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s and the Sub-Advisor’s own efforts in the performance of their duties under the advisory and sub-advisory agreements and (ii) although the Sub-Advisor could derive benefits from the conversion of Fund shareholders into separate account clients, the Fund also could benefit from potential institutional shareholders who might choose to invest in the Fund.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor and the Sub-Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s and the Sub-Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory and sub-advisory agreements.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19103-2529

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2019

HENNESSY JAPAN SMALL CAP FUND

Investor Class  HJPSX
Institutional Class  HJSIX

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies from the Hennessy Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Hennessy Funds electronically by visiting www.hennessyfunds.com/account or by calling U.S. Bank Global Fund Services at 1-800-261-6950. If you own shares in a Fund through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling U.S. Bank Global Fund Services at 1-800-261-6950 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive paper copies of reports will apply to all Funds in the Hennessy Funds family.

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Expense Example	26
Proxy Voting Policy and Proxy Voting Records	28
Availability of Quarterly Portfolio Schedule	28
Federal Tax Distribution Information	28
Important Notice Regarding Delivery of Shareholder Documents	28
Electronic Delivery	29
Board Approval of Investment Advisory Agreements	30

HENNESSY FUNDS	1-800-966-4354

May 2019

Dear Hennessy Funds Shareholder:

During the six-month period ended April 30, 2019, the Japanese stock market produced a small positive return, rising 0.78% in U.S. Dollar terms as measured by the Tokyo Stock Price Index (TOPIX).

Early in the period, equity prices retreated largely in response to external factors, primarily worries over continued tension regarding trade negotiations between the U.S. and China, signs of slower growth in China, and weakness in the U.S. market. In particular, technology-related stocks lost ground as a result of the ongoing allegations of security risk made against a Chinese telecommunications equipment manufacturer. The appreciation of the Japanese yen resulting from a global unwinding of higher risk equity investment positions also contributed to negative investor sentiment. In the second half of the period, the Japanese stock market rebounded with other global equity markets following a shift in monetary policy from the Federal Reserve that signaled a pause in short-term U.S. interest rate increases. We believe Japanese investors also reacted to a growing sense that Japanese equities were looking undervalued.

The Japanese economy continued to grow over the last six months ending March 31, 2019, albeit at a slower pace. Japan’s economy has now completed its 4th year of year-over-year growth, its best performance since the financial crisis of 2008. In addition, investors have been happy to see inflation remain comfortably above zero over the last six months.

We are optimistic about the outlook for Japanese equities. With the Bank of Japan continuing to keep interest rates low, we believe the economy will continue to grow steadily, and that inflation should remain above zero. Key labor market reforms passed in 2018 and, most recently, legislation allowing entry of low-skilled foreign workers should help alleviate labor shortages in Japan and boost productivity.

Finally, we believe stock valuations are attractive. Current market valuations are at the lowest level we have seen in many years, with the prospective PE multiple for the TOPIX at just 12x compared to a 10-year average of 16x. We remain optimistic about the long-term prospects for Japan and its stock market. Thank you for your continued confidence and investment in our Funds.

Sincerely,

Tadahiro Fujimura	Masakazu Takeda
Portfolio Manager,	Portfolio Manager,
Hennessy Japan Small Cap Fund;	Hennessy Japan Fund;
Chief Investment Officer	Fund Manager
SPARX Asset Management Co., Ltd.	SPARX Asset Management Co., Ltd.

SPARX Asset Management Co., Ltd., located in Tokyo, Japan, is the sub-advisor to the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund.

  HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Tadahiro Fujimura and Masakazu Takeda and are subject to change, are not guaranteed and should not be considered investment advice.

The Tokyo Stock Price Index (TOPIX) is an unmanaged index commonly used to measure the performance of Japanese stocks. One cannot invest directly in an index.

PE, or price-to-earnings ratio, is a valuation measure and is calculated by dividing a company’s market price per share by its earnings per share.

HENNESSY FUNDS	1-800-966-4354
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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2019

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Japan Small Cap Fund –
Investor Class (HJPSX)	-0.11%	-8.64%	12.78%	15.65%
Hennessy Japan Small Cap Fund –
Institutional Class (HJSIX)(2)	0.17%	-8.25%	13.08%	15.81%
Russell/Nomura
Small CapTM Index	-0.81%	-13.86%	8.93%	10.28%
Tokyo Price Index (TOPIX)	0.78%	-8.55%	7.21%	7.69%

Expense ratios:  1.47% (Investor Class); 1.05% (Institutional Class)

(1)	Periods of less than one year are not annualized.
(2)
The inception date of Institutional Class shares is June 15, 2015. Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to, and are higher than, those of Institutional Class shares.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell/Nomura Small Cap™ Index contains the bottom 15% of the Russell/Nomura Total Market™ Index, which contains the top 98% of all stocks listed on Japan’s stock exchanges and registered on Japan’s over-the-counter market in terms of market capitalization. The Tokyo Price Index (TOPIX) is a capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with SEC regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

  HENNESSYFUNDS.COM
4

Financial Statements

Schedule of Investments as of April 30, 2019 (Unaudited)

HENNESSY JAPAN SMALL CAP FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Kakaku.com, Inc.	2.40%
Nihon Unisys Ltd.	2.40%
METAWATER Co., Ltd.	2.27%
Benefit One, Inc.	2.19%
Nippon Koei Co., Ltd.	2.17%
NS Solutions Corp.	2.16%
Saizeriya Co., Ltd.	2.13%
Kito Corp.	2.13%
Sato Holdings Corp.	2.12%
Digital Garage, Inc.	2.12%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
5

COMMON STOCKS – 97.35%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 3.35%
Kakaku.com., Inc.	176,200	$3,630,163	2.40%
Macromill, Inc.	124,600	1,429,044	0.95%
		5,059,207	3.35%

Consumer Discretionary – 14.48%
Bic Camera, Inc.	232,400	2,492,787	1.65%
DCM Holdings Co., Ltd.	308,000	3,052,953	2.02%
Hiramatsu, Inc.	494,500	1,520,236	1.01%
Kasai Kogyo Co., Ltd.	213,400	1,770,842	1.17%
Komeda Holdings Co., Ltd.	104,600	1,917,920	1.27%
Matsuoka Corp.	51,300	1,611,133	1.07%
Pacific Industrial Co., Ltd.	183,300	3,005,716	1.99%
Saizeriya Co., Ltd.	142,900	3,214,953	2.13%
Seiren Co., Ltd.	106,400	1,594,246	1.05%
TPR Co., Ltd.	85,600	1,687,384	1.12%
		21,868,170	14.48%

Consumer Staples – 4.94%
Kobe Bussan Co., Ltd.	74,100	2,948,249	1.95%
Nishimoto Co., Ltd.	78,900	2,853,845	1.89%
Soiken Holdings, Inc.	341,300	1,665,561	1.10%
		7,467,655	4.94%

Financials – 1.04%
Lifenet Insurance Co. (a)	354,500	1,569,963	1.04%

Health Care – 3.19%
Nihon Kohden Corp.	55,600	1,623,529	1.08%
Ship Healthcare Holdings, Inc.	77,500	3,188,452	2.11%
		4,811,981	3.19%

Industrials – 42.26%
BELLSYSTEM24 Holdings, Inc.	184,500	2,691,663	1.78%
Benefit One, Inc.	157,900	3,302,155	2.19%
Daihen Corp.	76,600	2,144,140	1.42%
EF-ON, Inc.	292,800	2,201,430	1.46%
Hamakyorex Co., Ltd.	73,000	2,701,470	1.79%
Hanwa Co., Ltd.	106,000	3,055,283	2.02%
Hito Communication, Inc.	186,600	3,159,141	2.09%

The accompanying notes are an integral part of these financial statements.

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6

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Industrials (Continued)
Juki Corp.	125,800	$1,451,337	0.96%
KAWADA TECHNOLOGIES, Inc.	32,800	2,047,989	1.36%
Kito Corp.	202,500	3,217,873	2.13%
Maeda Kosen Co., Ltd.	75,000	1,434,256	0.95%
METAWATER Co., Ltd.	114,300	3,428,527	2.27%
MIRAIT Holdings Corp.	215,200	3,165,781	2.09%
Nihon Flush Co., Ltd.	140,300	2,826,477	1.87%
Nippon Koei Co., Ltd.	143,300	3,284,961	2.17%
Nippon Yusoki Co., Ltd.	259,900	2,925,743	1.94%
Nissei ASB Machine Co., Ltd.	34,900	1,290,009	0.85%
Okamura Corp.	248,300	2,506,275	1.66%
Sato Holdings Corp.	131,500	3,201,573	2.12%
SBS Holdings, Inc.	168,900	2,853,987	1.89%
Senko Co., Ltd.	317,500	2,553,550	1.69%
Shibuya Corp.	58,200	1,809,195	1.20%
Takeei Corp.	306,900	2,166,587	1.43%
Takuma Co., Ltd.	252,900	3,049,358	2.02%
Tocalo Co., Ltd.	167,600	1,379,313	0.91%
		63,848,073	42.26%

Information Technology – 19.62%
Digital Garage, Inc.	109,400	3,196,241	2.12%
Elecom Co., Ltd.	94,100	3,157,429	2.09%
Macnica Fuji Electronic Holdings, Inc.	216,200	3,129,995	2.07%
Mimaki Engineering Co., Ltd.	423,600	2,339,878	1.55%
Nihon Unisys Ltd.	141,100	3,617,282	2.40%
Nippon Signal Company, Ltd.	246,000	2,285,534	1.51%
NS Solutions Corp.	121,600	3,267,248	2.16%
OBIC Business Consultants Co., Ltd.	73,800	2,965,953	1.96%
Sun Corp.	212,000	1,480,396	0.98%
Transcosmos, Inc.	86,800	1,902,677	1.26%
UMC Electronics Co., Ltd.	177,100	2,297,497	1.52%
		29,640,130	19.62%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
7

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Materials – 7.92%
Asahi Holdings, Inc.	81,900	$1,594,238	1.06%
Asia Pile Holdings Co.	564,200	3,069,501	2.03%
Kuriyama Holdings Corp.	239,800	2,006,248	1.33%
Sanyo Chemical Industries Ltd.	50,000	2,530,685	1.67%
Stella Chemifa Corp.	99,800	2,771,488	1.83%
		11,972,160	7.92%

Real Estate – 0.55%
Tosei Corp.	100,300	834,129	0.55%

Total Common Stocks
(Cost $145,867,138)		147,071,468	97.35%

REITS – 0.51%

Real Estate – 0.51%
Star Mica Co., Ltd.	64,700	771,839	0.51%

Total REITS
(Cost $988,097)		771,839	0.51%

SHORT-TERM INVESTMENTS – 0.46%

Money Market Funds – 0.46%
Fidelity Government Portfolio, Institutional Class, 2.31% (b)	696,658	696,658	0.46%

Total Short-Term Investments
(Cost $696,658)		696,658	0.46%

Total Investments
(Cost $147,551,893) – 98.32%		148,539,965	98.32%
Other Assets in Excess of Liabilities – 1.68%		2,534,951	1.68%

TOTAL NET ASSETS – 100.00%		$151,074,916	100.00%

Percentages are stated as a percent of net assets.

REIT – Real Estate Investment Trust
(a)	Non-income-producing security.
(b)	The rate listed is the fund’s seven-day yield as of April 30, 2019.

The accompanying notes are an integral part of these financial statements.

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8

SCHEDULE OF INVESTMENTS

 Summary of Fair Value Exposure as of April 30, 2019

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2019 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$—	$5,059,207	$—	$5,059,207
Consumer Discretionary	—	21,868,170	—	21,868,170
Consumer Staples	—	7,467,655	—	7,467,655
Financials	—	1,569,963	—	1,569,963
Health Care	—	4,811,981	—	4,811,981
Industrials	—	63,848,073	—	63,848,073
Information Technology	—	29,640,130	—	29,640,130
Materials	—	11,972,160	—	11,972,160
Real Estate	—	834,129	—	834,129
Total Common Stocks	$—	$147,071,468	$—	$147,071,468
REITS
Real Estate	$—	$771,839	$—	$771,839
Total REITS	$—	$771,839	$—	$771,839
Short-Term Investments
Money Market Funds	$696,658	$—	$—	$696,658
Total Short-Term Investments	$696,658	$—	$—	$696,658
Total Investments	$696,658	$147,843,307	$—	$148,539,965

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
9

Financial Statements

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

ASSETS:
Investments in securities, at value (cost $147,551,893)	$148,539,965
Dividends and interest receivable	1,348,828
Receivable for fund shares sold	1,343,009
Receivable for securities sold	959,450
Prepaid expenses and other assets	27,000
Total assets	152,218,252

LIABILITIES:
Payable for securities purchased	7,371
Payable for fund shares redeemed	951,047
Payable to advisor	102,334
Payable to administrator	18,746
Payable to auditor	11,121
Accrued distribution fees	11,989
Accrued service fees	6,548
Accrued trustees fees	3,863
Accrued expenses and other payables	30,317
Total liabilities	1,143,336
NET ASSETS	$151,074,916

NET ASSETS CONSISTS OF:
Capital stock	$149,236,110
Total distributable earnings	1,838,806
Total net assets	$151,074,916

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$75,939,508
Shares issued and outstanding	5,236,137
Net asset value, offering price, and redemption price per share	$14.50

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$75,135,408
Shares issued and outstanding	5,240,670
Net asset value, offering price, and redemption price per share	$14.34

The accompanying notes are an integral part of these financial statements.

  HENNESSYFUNDS.COM
10

STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$1,562,572
Interest income	45,205
Total investment income	1,607,777

EXPENSES:
Investment advisory fees (See Note 5)	678,322
Sub-transfer agent expenses – Investor Class (See Note 5)	108,673
Sub-transfer agent expenses – Institutional Class (See Note 5)	24,070
Administration, accounting, custody, and transfer agent fees (See Note 5)	79,874
Distribution fees – Investor Class (See Note 5)	66,628
Service fees – Investor Class (See Note 5)	44,419
Federal and state registration fees	34,041
Interest expense (See Note 7)	16,131
Reports to shareholders	13,043
Compliance expense (See Note 5)	12,846
Audit fees	11,122
Trustees’ fees and expenses	8,593
Legal fees	918
Other expenses	8,458
Total expenses	1,107,138
NET INVESTMENT INCOME	$500,639

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$397,591
Net change in unrealized appreciation/depreciation on investments	(2,725,948)
Net loss on investments	(2,328,357)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,827,718)

(1)	Net of foreign taxes withheld of $173,733.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
11

(This Page Intentionally Left Blank.)

  HENNESSYFUNDS.COM
12

STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2019	Year Ended
	(Unaudited)	October 31, 2018
OPERATIONS:
Net investment income	$500,639	$953,265
Net realized gain on investments	397,591	8,566,596
Net change in unrealized
appreciation/depreciation on investments	(2,725,948)	(13,684,693)
Net decrease in net assets resulting from operations	(1,827,718)	(4,164,832)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(3,091,719)	(1,780,476)
Distributable earnings – Institutional Class	(3,196,950)	(1,109,923)
Total distributions	(6,288,669)	(2,890,399)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	11,242,315	111,702,386
Proceeds from shares subscribed – Institutional Class	22,359,768	137,676,100
Dividends reinvested – Investor Class	3,007,874	1,748,813
Dividends reinvested – Institutional Class	2,892,147	1,109,776
Cost of shares redeemed – Investor Class	(35,462,946)	(80,170,785)
Cost of shares redeemed – Institutional Class	(44,200,095)	(64,230,751)
Net increase (decrease) in net assets
derived from capital share transactions	(40,160,937)	107,835,539
TOTAL INCREASE (DECREASE) IN NET ASSETS	(48,277,324)	100,780,308

NET ASSETS:
Beginning of period	199,352,240	98,571,934
End of period	$151,074,916	$199,352,240

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	787,195	6,964,885
Shares sold – Institutional Class	1,595,644	8,685,841
Shares issued to holders as reinvestment
of dividends – Investor Class	211,079	113,712
Shares issued to holders as reinvestment
of dividends – Institutional Class	206,255	72,917
Shares redeemed – Investor Class	(2,497,586)	(5,026,571)
Shares redeemed – Institutional Class	(3,198,420)	(4,071,372)
Net increase (decrease) in shares outstanding	(2,895,833)	6,739,411

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
13

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2019
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$14.99

Income from investment operations:
Net investment income (loss)	0.03	(1)
Net realized and unrealized gains (losses) on investments	(0.05)
Total from investment operations	(0.02)

Less distributions:
Dividends from net investment income	—
Dividends from net realized gains	(0.47)
Total distributions	(0.47)
Net asset value, end of period	$14.50

TOTAL RETURN	(0.11	)%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$75.94
Ratio of expenses to average net assets	1.51	%(3)
Ratio of net investment income (loss) to average net assets	0.37	%(3)
Portfolio turnover rate(4)	9	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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14

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2018	2017	2016	2015	2014

$14.92	$11.29	$10.29	$10.51	$11.70

0.05	0.08	0.03	(0.02)	(0.04)
0.35	3.77	1.31	0.71	1.36
0.40	3.85	1.34	0.69	1.32

(0.05)	(0.12)	—	—	—
(0.28)	(0.10)	(0.34)	(0.91)	(2.51)
(0.33)	(0.22)	(0.34)	(0.91)	(2.51)
$14.99	$14.92	$11.29	$10.29	$10.51

2.64%	34.82%	13.44%	7.37%	13.99%

$100.93	$69.86	$26.23	$22.68	$19.36
1.46%	1.60%	1.91%	2.12%	2.24%
0.21%	0.26%	0.25%	(0.38)%	(0.39)%
35%	41%	22%	75%	63%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2019
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$14.83

Income from investment operations:
Net investment income (loss)	0.06	(2)
Net realized and unrealized gains (losses) on investments	(0.05)
Total from investment operations	0.01

Less distributions:
Dividends from net investment income	(0.04)
Dividends from net realized gains	(0.46)
Total distributions	(0.50)
Net asset value, end of period	$14.34

TOTAL RETURN	0.17	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$75.14
Ratio of expenses to average net assets	1.08	%(4)
Ratio of net investment income (loss) to average net assets	0.83	%(4)
Portfolio turnover rate(5)	9	%(3)

(1)	Institutional Class shares commenced operations on June 15, 2015.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.
(5)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

  HENNESSYFUNDS.COM
16

FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,			Period Ended
			October 31,
2018	2017	2016	2015(1)

$14.72	$11.33	$10.30	$10.89

0.11	0.05	0.06	(0.01)
0.36	3.78	1.31	(0.58)
0.47	3.83	1.37	(0.59)

(0.08)	(0.10)	—	—
(0.28)	(0.34)	(0.34)	—
(0.36)	(0.44)	(0.34)	—
$14.83	$14.72	$11.33	$10.30

3.12%	35.17%	13.73%	(5.42	)%(3)

$98.42	$28.71	$3.42	$2.65
1.04%	1.19%	1.63%	1.86	%(4)
0.77%	0.80%	0.63%	(1.04	)%(4)
35%	41%	22%	75	%(3)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
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Financial Statements

Notes to the Financial Statements April 30, 2019 (Unaudited)

1).  ORGANIZATION

The Hennessy Japan Small Cap Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term capital appreciation. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

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NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest $0.01. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/loss on investments. Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

j).
REIT Equity Securities – The Fund may invest in the equity securities of real estate investment trusts (REITs). Distributions received from REITs may be classified as dividends, capital gains, or return of capital. Investments in REITs may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. At other times, investments in a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes these amounts, these distributions could constitute a return of capital to Fund

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shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.

k).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

3).  SECURITIES VALUATION

The Fund follows fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value

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NOTES TO THE FINANCIAL STATEMENTS

hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of

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relevant American Depositary Receipts or futures contracts. The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee, which is comprised of representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2019, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2019, were $15,365,049 and $63,377,913, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2019.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (collectively, the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During the six months ended April 30, 2019, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and furnishes office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.80%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, SPARX Asset Management Co., Ltd. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During the six months ended April 30, 2019, the Advisor (not the Fund) paid a sub-advisory fee at the rate of

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NOTES TO THE FINANCIAL STATEMENTS

0.35% of the daily net assets of the Fund. Pursuant to the sub-advisory agreement, the Advisor pays sub-advisory fees at the rate of 0.35% of the first $500 million of daily net assets, 0.40% of daily net assets between $500 million and $1 billion, and 0.42% of daily net assets over $1 billion.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar Distributors, LLC is an affiliate of Fund Services and U.S. Bank N.A.

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The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2019, the Fund had an outstanding average daily balance and a weighted average interest rate of $556,227 and 5.42%, respectively. The interest expensed by the Fund during the six months ended April 30, 2019, is included in the Statement of Operations. The maximum amount outstanding for the Fund during the period was $12,102,000. As of April 30, 2019, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2018, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$195,799,022
Gross tax unrealized appreciation	$22,448,859
Gross tax unrealized depreciation	(18,782,297)
Net tax unrealized appreciation/(depreciation)	$3,666,562
Undistributed ordinary income	$275,368
Undistributed long-term capital gains	6,013,263
Total distributable earnings	$6,288,631
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$9,955,193

The difference between book-basis unrealized appreciation/depreciation (as shown in the Statement of Assets and Liabilities) and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales and investments in passive foreign investment companies.

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NOTES TO THE FINANCIAL STATEMENTS

As of October 31, 2018, the Fund had no tax basis capital losses to offset future capital gains.

As of October 31, 2018, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2017, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2019 (year to date) and fiscal year 2018, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2019	October 31, 2018
Ordinary income(1)	$275,389	$583,714
Long-term capital gain	6,013,280	2,306,685
	$6,288,669	$2,890,399

(1)  Ordinary income includes short-term capital gain.

9).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2019, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Expense Example (Unaudited)
April 30, 2019

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2018, through April 30, 2019.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” or “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2018	April 30, 2019	During Period(1)
Investor Class
Actual	$1,000.00	$ 998.90	$7.48
Hypothetical (5% return before expenses)	$1,000.00	$1,017.31	$7.55

Institutional Class
Actual	$1,000.00	$1,001.70	$5.36
Hypothetical (5% return before expenses)	$1,000.00	$1,019.44	$5.41

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.51% for Investor Class shares or 1.08% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the one-half year period).

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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

For periods ending on or prior to January 31, 2019, the Fund has filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. For periods ending on or after April 30, 2019, the Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-Q and Forms N-PORT are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2018 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

For the year ended October 31, 2018, the Fund earned foreign-source income and paid foreign taxes as noted below, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code.

	Gross Foreign Income	Foreign Tax Paid
Japan	$3,753,180	$375,218

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

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PROXY VOTING — ELECTRONIC DELIVERY

Electronic Delivery

The Funds offer shareholders the option to receive account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery, please visit www.hennessyfunds.com. You may change your delivery preference at any time by visiting our website or calling U.S. Bank Global Fund Services at 1-800-261-6950.

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Board Approval of Investment Advisory
Agreements

At its meeting on March 12, 2019, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”) and the sub-advisory agreement for the Fund between the Advisor and SPARX Asset Management Co., Ltd. (the “Sub-Advisor”). As part of the process of approving the continuation of the advisory and sub-advisory agreements, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory and sub-advisory agreements. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory and sub-advisory agreements.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory and sub-advisory agreements. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory and sub-advisory agreements and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory and sub-advisory agreements and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	An inventory of the services provided by the Advisor and the Sub-Advisor to the Fund and the distinction between the Advisor-provided services and the Sub-Advisor-provided services;

(4)	A written discussion of economies of scale;

(5)	Summaries of the key terms of the advisory agreement and sub-advisory agreement;

(6)	A recent Fund fact sheet, which included performance information over various periods;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund;

(8)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(9)	A completed questionnaire from the Sub-Advisor;

(10)	A summary of the Sub-Advisor’s questionnaire and relevant information from the Sub-Advisor’s Form ADV Parts I and II;

(11)	The Sub-Advisor’s Code of Ethics; and

(12)	Financial information of the Sub-Advisor’s parent company.

All of the factors discussed were considered as a whole by the Trustees and by the Independent Trustees meeting in executive session. The factors were viewed in their totality by the Trustees, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory and sub-advisory agreements. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory and sub-advisory agreements, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor and the Sub-Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor and the Sub-Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor and the Sub-Advisor from serving as an investment advisor to the Fund (other than the advisory and sub-advisory fees).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review, the Trustees concluded that the Advisor provides high-quality services to the Fund and noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor oversees the Sub-Advisor for the Fund, and the Sub-Advisor acts as the portfolio manager for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions.

(d)
The Advisor monitors compliance with federal securities laws, maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Sub-Advisor and the Fund’s other service providers, conducts on-site visits to the Sub-Advisor and the Fund’s other service providers, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O, and cyber insurance coverage, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

(e)
The Advisor oversees the selection and continued employment of the Sub-Advisor, reviews the Fund’s investment performance, and monitors the Sub-Advisor’s adherence to the Fund’s investment objectives, policies, and restrictions.

(f)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

HENNESSY FUNDS	1-800-966-4354
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(g)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(h)	The Advisor is actively involved with preparing regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(i)	For each annual report of the Fund, the Advisor reviews the written summary prepared by the Sub-Advisor of the Fund’s performance during the most recent 12-month period.

(j)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Waterhouse, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)
The Advisor prepares or reviews all Board materials, frequently presents to the Board and leads Board discussions, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)	The Trustees considered the services identified below that are provided by the Sub-Advisor:

(a)	The Sub-Advisor acts as the portfolio manager for the Fund. In this capacity, the Sub-Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio; and

(iii)	manages proxy voting for the Fund.

(b)	The Sub-Advisor ensures that its compliance program includes policies and procedures relevant to the Fund and the Sub-Advisor’s duties as a portfolio manager to the Fund.

(c)	For each annual report of the Fund, the Sub-Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(d)
The Sub-Advisor provides a quarterly compliance certification to the Board regarding trading and allocation practices, supervisory matters, the Sub-Advisor’s compliance program (including its code of ethics), compliance with the Fund’s policies, and general firm updates.

(3)
The Trustees considered the distinction between the services performed by the Advisor and the Sub-Advisor. The Trustees noted that the management of the Fund, including the oversight of the Sub-Advisor, involves more comprehensive and substantive duties than the duties of the Sub-Advisor. Specifically, the Trustees considered the lists of services identified above and concluded that the

  HENNESSYFUNDS.COM
32

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

services performed by the Advisor for the Fund require a higher level of service and oversight than the services performed by the Sub-Advisor. Based on this determination, the Trustees concluded that the differential in advisory fees between the Advisor and the Sub-Advisor is reasonable.

(4)
The Trustees compared the performance of the Fund to benchmark indices over various periods and also noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor and the Sub-Advisor manage the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted continuation of the advisory and sub-advisory agreements.

(5)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within the range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory and sub-advisory agreements.

(6)
The Trustees also considered whether the Advisor was realizing economies of scale that it should share with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund are asset-based fees, so the Advisor does not realize material economies of scale relating to those expenses as the assets of the Fund increase. For example, mutual fund platform fees increase as the Fund’s assets grow. The Trustees also considered the Advisor’s efforts to contain expenses through actions such as renegotiating service contracts, the Advisor’s significant marketing efforts to promote the Funds, the Advisor’s investments in personnel to manage the Funds, and the Advisor’s agreement to waive fees or lower its management fees in certain circumstances. The Trustees noted that it did not appear that the Advisor was realizing economies of scale at current asset levels and concluded that it would continue to monitor economies of scale in the future as circumstances changed.

(7)
The Trustees considered the profitability of the Advisor and the Sub-Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor and the Sub-Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(8)
The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees, along with a very low level of turnover, and concluded that this was beneficial to the Fund and its shareholders.

(9)
The Trustees considered any benefits to the Advisor and the Sub-Advisor from serving as an advisor to the Fund (other than the advisory and sub-advisory fees). The Trustees noted that the Advisor and the Sub-Advisor may derive ancillary benefits from, by way of example, their association with the Fund in the form of proprietary and third-party research products and services received

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from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor and the Sub-Advisor  from their relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ findings that (i) the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s and the Sub-Advisor’s own efforts in the performance of their duties under the advisory and sub-advisory agreements and (ii) although the Sub-Advisor could derive benefits from the conversion of Fund shareholders into separate account clients, the Fund also could benefit from potential institutional shareholders who might choose to invest in the Fund.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor and the Sub-Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s and the Sub-Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory and sub-advisory agreements.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

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For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19103-2529

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2019

HENNESSY LARGE CAP FINANCIAL FUND

Investor Class  HLFNX
Institutional Class  HILFX

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies from the Hennessy Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Hennessy Funds electronically by visiting www.hennessyfunds.com/account or by calling U.S. Bank Global Fund Services at 1-800-261-6950. If you own shares in a Fund through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling U.S. Bank Global Fund Services at 1-800-261-6950 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive paper copies of reports will apply to all Funds in the Hennessy Funds family.

hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	23
Proxy Voting Policy and Proxy Voting Records	25
Availability of Quarterly Portfolio Schedule	25
Federal Tax Distribution Information	25
Important Notice Regarding Delivery of Shareholder Documents	25
Electronic Delivery	25
Board Approval of Investment Advisory Agreement	26

HENNESSY FUNDS	1-800-966-4354

May 2019

Dear Hennessy Funds Shareholder:

U.S. markets experienced another roller coaster ride between October 2018 and April 2019. While the markets chalked up good returns over the six-month period ended April 30, 2019, with the Dow Jones Industrial Average rising 7% and the S&P 500® Index rising 10%, the period included a steep drop during the last two months of 2018 followed by an equally steep recovery in early 2019. Brought on by fear over trade negotiations with China and rising short-term interest rates, this correction marked the sixth correction of more than 10% since 2010.  For the previous five corrections, which averaged a decline of 14%, the duration of the drop averaged a very quick 47 trading days from peak to trough, and then the market regained its prior “high” in just 118 trading days. This most recent correction was a little steeper, with a decline of 19% from peak to trough, and while the Dow hasn’t yet quite regained its prior high, we believe it’s only a matter of time. In my opinion, investors should come to expect these inevitable pullbacks as temporary corrections that every bull market experiences.

As you look at the markets today, I urge you to consider the fundamentals. Valuations remain reasonable with the Dow trading at a forward PE of 16x and the S&P 500® trading at 17x, which are slightly above their 10-year averages of 15x and 16x, respectively. Cash flow and earnings are at all-time highs. For the 90% of companies in the S&P 500® that have already reported first quarter earnings, 76% beat their earnings estimate and 59% beat their sales estimate.  Looking forward, we expect earnings to continue to grow at an average of approximately 10% annually both this year and next. Meanwhile, interest rates remain low, with the 30-year bond yield below 3% and mortgage rates at around 4%. The labor market is also strong with wages growing over 3% during the last nine months and unemployment down to 3.6% in April, the lowest rate since 1969.

Meanwhile, cash continues to build up on corporate balance sheets, with over $5.4 trillion for the S&P 500® companies alone. Companies have been spending on investments, and importantly, they have also been returning capital to shareholders. Stock buybacks had a record year in 2018, climbing to $806.4 billion for S&P 500® companies. Share repurchases continued strong into 2019, with S&P 500® companies repurchasing $227 billion worth of stock in the first quarter, an increase of 59% compared to the first quarter of 2018. Dividends are also on the rise, with S&P 500® companies raising their dividends at about 7% annually over the last three years.

And, as I have said many times and continue to believe, there is no sign of the euphoria that generally precedes a bear market. Some investors may think this bull market, now in its 11th year, is “long in the tooth.” I disagree. If you step back, tune out some of the noise, and look at the market from 30,000 feet, the fundamentals point to a continued bull market. I believe the U.S. economy can continue growing at a pace of 2 to 3%, driving corporate profits higher, and I am very confident in the long-term outlook for this market.

  HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

Thank you for your continued trust and investment in the Hennessy Funds. We believe that there continue to be great opportunities throughout all parts of the market, and we remain steadfastly focused on managing our high-conviction portfolios for the long-term benefit of our shareholders.  Should you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index and the Dow Jones Industrial Average are unmanaged indices commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

Cash flow is a measure of a company’s financial strength and represents earnings before depreciation, amortization, and non-cash charges. Forward PE, or price to earnings, is a valuation measure calculated by dividing a company’s market price per share by its expected earnings per share over the following 12 months.  Earnings growth is not a measure of a fund’s future performance.

Standard & Poor’s Financial Services LLC is the source and owner of the S&P® and S&P 500® trademarks.

The Dow Jones Industrial Average is the property of the Dow Jones & Company, Inc. Dow Jones & Company, Inc. is not affiliated with the Fund or its investment advisor. Dow Jones & Company, Inc. has not participated in any way in the creation of the Fund or in the selection of stocks included in the Fund and has not approved any information included in this report.

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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2019

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Large Cap Financial Fund –
Investor Class (HLFNX)	9.13%	5.35%	8.93%	12.03%
Hennessy Large Cap Financial Fund –
Institutional Class (HILFX)(2)	9.36%	5.75%	9.26%	12.20%
Russell 1000® Financial
Services Index	11.21%	10.73%	12.36%	14.88%
Russell 1000® Index	10.00%	13.33%	11.41%	15.39%

Expense ratios:  1.70% (Investor Class); 1.35% (Institutional Class)

(1)	Periods of less than one year are not annualized.
(2)
The inception date of Institutional Class shares is June 15, 2015. Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to, and are higher than, those of Institutional Class shares.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods on or prior to October 26, 2012, is that of the FBR Large Cap Financial Fund.

The Russell 1000® Financial Services Index is commonly used to measure the performance of large-capitalization Financial Services sector stocks. The Russell 1000® Index is commonly used to measure the performance of U.S. large-capitalization stocks. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with SEC regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

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4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2019 (Unaudited)

HENNESSY LARGE CAP FINANCIAL FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Mastercard, Inc., Class A	7.95%
Visa, Inc., Class A	7.72%
JPMorgan Chase & Co.	7.59%
PayPal Holdings, Inc.	7.38%
Bank of America Corp.	7.22%
Berkshire Hathaway, Inc., Class B	6.16%
Moody’s Corp.	6.15%
Citigroup, Inc.	6.03%
Capital One Financial Corp.	5.81%
Fair Isaac Corp.	3.98%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
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COMMON STOCKS – 97.14%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 0.47%
Zillow Group, Inc. (a)	5,000	$166,050	0.47%

Financials – 65.67%
American Express Co.	11,500	1,348,145	3.84%
Bank of America Corp.	83,000	2,538,140	7.22%
Berkshire Hathaway, Inc., Class B (a)	10,000	2,167,100	6.16%
Capital One Financial Corp.	22,000	2,042,260	5.81%
Citigroup, Inc.	30,000	2,121,000	6.03%
Citizens Financial Group, Inc.	29,000	1,049,800	2.99%
Fifth Third Bancorp	6,000	172,920	0.49%
JPMorgan Chase & Co.	23,000	2,669,150	7.59%
KeyCorp	54,000	947,700	2.70%
M&T Bank Corp.	6,500	1,105,455	3.14%
Moody’s Corp.	11,000	2,162,820	6.15%
Morgan Stanley	12,500	603,125	1.72%
State Street Corp.	4,000	270,640	0.77%
SunTrust Banks, Inc.	10,500	687,540	1.96%
The Charles Schwab Corp.	18,500	846,930	2.41%
The Goldman Sachs Group, Inc.	1,000	205,920	0.59%
The PNC Financial Services Group, Inc.	8,000	1,095,440	3.12%
U.S. Bancorp (c)	11,500	613,180	1.74%
Wells Fargo & Co.	9,000	435,690	1.24%
		23,082,955	65.67%

Information Technology – 31.00%
Fair Isaac Corp. (a)	5,000	1,398,750	3.98%
Fiserv, Inc. (a)	16,000	1,395,840	3.97%
Mastercard, Inc., Class A	11,000	2,796,640	7.95%
PayPal Holdings, Inc. (a)	23,000	2,593,710	7.38%
Visa, Inc., Class A	16,500	2,713,095	7.72%
		10,898,035	31.00%
Total Common Stocks
(Cost $25,113,175)		34,147,040	97.14%

The accompanying notes are an integral part of these financial statements.

  HENNESSYFUNDS.COM
6

SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 2.65%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 2.65%
Fidelity Government Portfolio, Institutional Class, 2.31% (b)	931,900	$931,900	2.65%

Total Short-Term Investments
(Cost $931,900)		931,900	2.65%

Total Investments
(Cost $26,045,075) – 99.79%		35,078,940	99.79%
Other Assets in Excess of Liabilities – 0.21%		74,135	0.21%

TOTAL NET ASSETS – 100.00%		$35,153,075	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income-producing security.
(b)	The rate listed is the fund’s seven-day yield as of April 30, 2019.
(c)
Investment in affiliated security. Quasar Distributors, LLC, which serves as the Fund’s distributor, is a subsidiary of U.S. Bancorp. Details of transactions with this affiliated company for the period ended April 30, 2019, are as follows:

Common Stocks
U.S. Bancorp
Beginning Cost – November 1, 2018	$1,145,644
Purchase Cost	$238,285
Sales Cost	$(812,270)
Ending Cost – April 30, 2019	$571,659
Dividend Income	$11,470
Net Change in Unrealized Appreciation/Depreciation	$37,225
Realized Loss	$(52,392)
Shares	11,500
Market Value – April 30, 2019	$613,180

Summary of Fair Value Exposure as of April 30, 2019

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2019 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$166,050	$—	$—	$166,050
Financials	23,082,955	—	—	23,082,955
Information Technology	10,898,035	—	—	10,898,035
Total Common Stocks	$34,147,040	$—	$—	$34,147,040
Short-Term Investments
Money Market Funds	$931,900	$—	$—	$931,900
Total Short-Term Investments	$931,900	$—	$—	$931,900
Total Investments	$35,078,940	$—	$—	$35,078,940

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
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Financial Statements

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

ASSETS:
Investments in unaffiliated securities, at value (cost $25,473,416)	$34,465,760
Investments in affiliated securities, at value (cost $571,659)	613,180
Total investments in securities, at value (cost $26,045,075)	35,078,940
Dividends and interest receivable	30,084
Receivable for fund shares sold	93,940
Prepaid expenses and other assets	24,110
Total assets	35,227,074

LIABILITIES:
Payable for fund shares redeemed	12,548
Payable to advisor	25,106
Payable to administrator	3
Payable to auditor	11,267
Accrued distribution fees	4,504
Accrued service fees	2,087
Accrued trustees fees	4,185
Accrued expenses and other payables	14,299
Total liabilities	73,999
NET ASSETS	$35,153,075

NET ASSETS CONSISTS OF:
Capital stock	$28,369,820
Total distributable earnings	6,783,255
Total net assets	$35,153,075

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$26,393,036
Shares issued and outstanding	1,162,294
Net asset value, offering price, and redemption price per share	$22.71

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$8,760,039
Shares issued and outstanding	385,727
Net asset value, offering price, and redemption price per share	$22.71

The accompanying notes are an integral part of these financial statements.

  HENNESSYFUNDS.COM
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STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

INVESTMENT INCOME:
Dividend income from unaffiliated securities	$315,895
Dividend income from affiliated securities	11,470
Interest income	17,698
Total investment income	345,063

EXPENSES:
Investment advisory fees (See Note 5)	164,823
Sub-transfer agent expenses – Investor Class (See Note 5)	29,989
Sub-transfer agent expenses – Institutional Class (See Note 5)	3,570
Distribution fees – Investor Class (See Note 5)	20,787
Administration, accounting, custody, and transfer agent fees (See Note 5)	17,229
Federal and state registration fees	16,005
Service fees – Investor Class (See Note 5)	13,858
Compliance expense (See Note 5)	12,846
Audit fees	11,033
Trustees’ fees and expenses	8,323
Reports to shareholders	5,318
Interest expense (See Note 7)	396
Legal fees	92
Other expenses	5,120
Total expenses	309,389
NET INVESTMENT INCOME	$35,674

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized loss on:
Unaffiliated investments	$(1,366,736)
Affiliated investments	(52,392)
Net change in unrealized appreciation/depreciation on investments
Unaffiliated investments	3,395,763
Affiliated investments	37,225
Net gain on investments	2,013,860
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,049,534

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
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STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2019	Year Ended
	(Unaudited)	October 31, 2018
OPERATIONS:
Net investment income (loss)	$35,674	$(177,736)
Net realized gain (loss) on investments	(1,419,128)	1,201,419
Net change in unrealized
appreciation/depreciation on investments	3,432,988	(1,658,090)
Net increase (decrease) in net
assets resulting from operations	2,049,534	(634,407)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(982,872)	(1,219,312)
Distributable earnings – Institutional Class	(250,041)	(296,176)
Total distributions	(1,232,913)	(1,515,488)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,298,368	24,589,903
Proceeds from shares subscribed – Institutional Class	3,328,819	7,641,988
Dividends reinvested – Investor Class	961,534	1,178,036
Dividends reinvested – Institutional Class	249,016	296,176
Cost of shares redeemed – Investor Class	(17,005,626)	(9,240,403)
Cost of shares redeemed – Institutional Class	(4,338,559)	(4,636,260)
Net increase (decrease) in net assets derived
from capital share transactions	(15,506,448)	19,829,440
TOTAL INCREASE (DECREASE) IN NET ASSETS	(14,689,827)	17,679,545

NET ASSETS:
Beginning of period	49,842,902	32,163,357
End of period	$35,153,075	$49,842,902

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	62,058	1,072,989
Shares sold – Institutional Class	171,199	339,855
Shares issued to holders as reinvestment
of dividends – Investor Class	48,710	54,162
Shares issued to holders as reinvestment
of dividends – Institutional Class	12,634	13,686
Shares redeemed – Investor Class	(861,400)	(410,285)
Shares redeemed – Institutional Class	(211,906)	(205,942)
Net increase (decrease) in shares outstanding	(778,705)	864,465

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2019
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$21.43

Income from investment operations:
Net investment income (loss)	0.01	(1)
Net realized and unrealized gains (losses) on investments	1.86
Total from investment operations	1.87

Less distributions:
Dividends from net investment income	—
Dividends from net realized gains	(0.59)
Total distributions	(0.59)
Net asset value, end of period	$22.71

TOTAL RETURN	9.13	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$26.39
Ratio of expenses to average net assets	1.78	%(4)
Ratio of net investment income (loss) to average net assets	0.10	%(4)
Portfolio turnover rate(5)	20	%(3)

(1)	Calculated using the average shares outstanding method.
(2)	Amount is between $(0.005) and $0.005.
(3)	Not annualized.
(4)	Annualized.
(5)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2018	2017	2016	2015	2014

$22.02	$16.23	$18.36	$20.87	$19.01

(0.07)	(0.08)	0.07	0.01	0.00 (2)
0.48	5.97	(0.49)	(0.40)	2.44
0.41	5.89	(0.42)	(0.39)	2.44

—	(0.10)	(0.02)	—	—
(1.00)	—	(1.69)	(2.12)	(0.58)
(1.00)	(0.10)	(1.71)	(2.12)	(0.58)
$21.43	$22.02	$16.23	$18.36	$20.87

1.82%	36.41%	(2.57)%	(2.57)%	13.04%

$40.99	$26.33	$26.67	$100.73	$98.07
1.69%	1.81%	1.66%	1.57%	1.49%
(0.44)%	(0.41)%	0.16%	0.03%	(0.01)%
64%	76%	141%	74%	58%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2019
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$21.39

Income from investment operations:
Net investment income (loss)	0.05	(2)
Net realized and unrealized gains (losses) on investments	1.86
Total from investment operations	1.91

Less distributions:
Dividends from net investment income	—
Dividends from net realized gains	(0.59)
Total distributions	(0.59)
Net asset value, end of period	$22.71

TOTAL RETURN	9.36	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$8.76
Ratio of expenses to average net assets	1.41	%(4)
Ratio of net investment income (loss) to average net assets	0.50	%(4)
Portfolio turnover rate(5)	20	%(3)

(1)	Institutional Class shares commenced operations on June 15, 2015.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.
(5)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

			Period Ended
Year Ended October 31,			October 31,
2018	2017	2016	2015(1)

$21.91	$16.26	$18.39	$19.72

0.03	0.18	0.02	0.01
0.45	5.78	(0.36)	(1.34)
0.48	5.96	(0.34)	(1.33)

—	(0.31)	(0.09)	—
(1.00)	—	(1.70)	—
(1.00)	(0.31)	(1.79)	—
$21.39	$21.91	$16.26	$18.39

2.16%	36.92%	(2.14)%	(6.74	)%(3)

$8.85	$5.83	$0.35	$0.29
1.34%	1.50%	1.24%	1.19	%(4)
(0.07)%	(0.17)%	0.52%	0.25	%(4)
64%	76%	141%	74	%(3)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2019 (Unaudited)

1).  ORGANIZATION

The Hennessy Large Cap Financial Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is capital appreciation. The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

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NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest $0.01. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

3).  SECURITIES VALUATION

The Fund follows fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and

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related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales

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NOTES TO THE FINANCIAL STATEMENTS

of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee, which is comprised of representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2019, are included in the Schedule of Investments.

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4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2019, were $7,192,620 and $19,972,227, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2019.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (collectively, the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During the six months ended April 30, 2019, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.90%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

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NOTES TO THE FINANCIAL STATEMENTS

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar Distributors, LLC is an affiliate of Fund Services and U.S. Bank N.A.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2019, the Fund had an outstanding average daily balance and a weighted average interest rate of $21,309 and 5.46%, respectively. The interest expensed by the Fund during the six months ended April 30, 2019, is included in the Statement of Operations. The maximum amount outstanding for the Fund during the period was $1,144,000. As of April 30, 2019, the Fund did not have any borrowings outstanding under the line of credit.

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8).  FEDERAL TAX INFORMATION

As of October 31, 2018, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$46,213,309
Gross tax unrealized appreciation	$7,356,788
Gross tax unrealized depreciation	(2,482,400)
Net tax unrealized appreciation/(depreciation)	$4,874,388
Undistributed ordinary income	$—
Undistributed long-term capital gains	1,232,897
Total distributable earnings	$1,232,897
Other accumulated gain/(loss)	$(140,651)
Total accumulated gain/(loss)	$5,966,634

The difference between book-basis unrealized appreciation/depreciation (as shown in the Statement of Assets and Liabilities) and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales and late-year ordinary losses.

As of October 31, 2018, the Fund had no tax basis capital losses to offset future capital gains.

As of October 31, 2018, the Fund deferred, on a tax basis, a late-year ordinary loss of $140,651. Late-year ordinary losses are net ordinary losses incurred after December 31, 2017, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2019 (year to date) and fiscal year 2018, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2019	October 31, 2018
Ordinary income(1)	$—	$—
Long-term capital gain	1,232,913	1,515,488
	$1,232,913	$1,515,488

(1)  Ordinary income includes short-term capital gain.

9).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2019, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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NOTES TO THE FINANCIAL STATEMENTS/EXPENSE EXAMPLE

Expense Example (Unaudited)
April 30, 2019

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2018, through April 30, 2019.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” or “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2018	April 30, 2019	During Period(1)
Investor Class
Actual	$1,000.00	$1,091.30	$9.23
Hypothetical (5% return before expenses)	$1,000.00	$1,015.97	$8.90

Institutional Class
Actual	$1,000.00	$1,093.60	$7.32
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.05

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.78% for Investor Class shares or 1.41% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the one-half year period).

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EXPENSE EXAMPLE — ELECTRONIC DELIVERY

How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

For periods ending on or prior to January 31, 2019, the Fund has filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. For periods ending on or after April 30, 2019, the Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-Q and Forms N-PORT are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2018 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Funds offer shareholders the option to receive account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery, please visit www.hennessyfunds.com. You may change your delivery preference at any time by visiting our website or calling U.S. Bank Global Fund Services at 1-800-261-6950.

HENNESSY FUNDS	1-800-966-4354
25

Board Approval of Investment Advisory
Agreement

At its meeting on March 12, 2019, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process of approving the continuation of the advisory agreement, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	An inventory of the services provided by the Advisor to the Fund;

(4)	A written discussion of economies of scale;

(5)	A summary of the key terms of the advisory agreement;

(6)	A recent Fund fact sheet, which included performance information over various periods;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q.

All of the factors discussed were considered as a whole by the Trustees and by the Independent Trustees meeting in executive session. The factors were viewed in their totality by the Trustees, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

  HENNESSYFUNDS.COM
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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review, the Trustees concluded that the Advisor provides high-quality services to the Fund and noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions.

(d)
The Advisor monitors compliance with federal securities laws, maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers, conducts on-site visits to the Fund’s service providers, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O, and cyber insurance coverage, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

(e)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(f)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

HENNESSY FUNDS	1-800-966-4354
27

(g)	The Advisor is actively involved with preparing regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(h)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(i)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Waterhouse, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(j)
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(k)	The Advisor provides a quarterly compliance certification to the Board.

(l)
The Advisor prepares or reviews all Board materials, frequently presents to the Board and leads Board discussions, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and also noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within the range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

(4)
The Trustees also considered whether the Advisor was realizing economies of scale that it should share with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund are asset-based fees, so the Advisor does not realize material economies of scale relating to those expenses as the assets of the Fund increase. For example, mutual fund platform fees increase as the Fund’s assets grow. The Trustees also considered the Advisor’s efforts to contain expenses through actions such as renegotiating service contracts, the Advisor’s significant marketing efforts to promote the Funds, the

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28

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Advisor’s investments in personnel to manage the Funds, and the Advisor’s agreement to waive fees or lower its management fees in certain circumstances. The Trustees noted that it did not appear that the Advisor was realizing economies of scale at current asset levels and concluded that it would continue to monitor economies of scale in the future as circumstances changed.

(5)
The Trustees considered the profitability of the Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)
The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees, along with a very low level of turnover, and concluded that this was beneficial to the Fund and its shareholders.

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

HENNESSY FUNDS	1-800-966-4354
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For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19103-2529

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2019

HENNESSY SMALL CAP FINANCIAL FUND

Investor Class  HSFNX
Institutional Class  HISFX

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies from the Hennessy Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Hennessy Funds electronically by visiting www.hennessyfunds.com/account or by calling U.S. Bank Global Fund Services at 1-800-261-6950. If you own shares in a Fund through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling U.S. Bank Global Fund Services at 1-800-261-6950 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive paper copies of reports will apply to all Funds in the Hennessy Funds family.

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	23
Proxy Voting Policy and Proxy Voting Records	25
Availability of Quarterly Portfolio Schedule	25
Federal Tax Distribution Information	25
Important Notice Regarding Delivery of Shareholder Documents	25
Electronic Delivery	25
Board Approval of Investment Advisory Agreement	26

HENNESSY FUNDS	1-800-966-4354

May 2019

Dear Hennessy Funds Shareholder:

U.S. markets experienced another roller coaster ride between October 2018 and April 2019. While the markets chalked up good returns over the six-month period ended April 30, 2019, with the Dow Jones Industrial Average rising 7% and the S&P 500® Index rising 10%, the period included a steep drop during the last two months of 2018 followed by an equally steep recovery in early 2019. Brought on by fear over trade negotiations with China and rising short-term interest rates, this correction marked the sixth correction of more than 10% since 2010.  For the previous five corrections, which averaged a decline of 14%, the duration of the drop averaged a very quick 47 trading days from peak to trough, and then the market regained its prior “high” in just 118 trading days. This most recent correction was a little steeper, with a decline of 19% from peak to trough, and while the Dow hasn’t yet quite regained its prior high, we believe it’s only a matter of time. In my opinion, investors should come to expect these inevitable pullbacks as temporary corrections that every bull market experiences.

As you look at the markets today, I urge you to consider the fundamentals. Valuations remain reasonable with the Dow trading at a forward PE of 16x and the S&P 500® trading at 17x, which are slightly above their 10-year averages of 15x and 16x, respectively. Cash flow and earnings are at all-time highs. For the 90% of companies in the S&P 500® that have already reported first quarter earnings, 76% beat their earnings estimate and 59% beat their sales estimate.  Looking forward, we expect earnings to continue to grow at an average of approximately 10% annually both this year and next. Meanwhile, interest rates remain low, with the 30-year bond yield below 3% and mortgage rates at around 4%. The labor market is also strong with wages growing over 3% during the last nine months and unemployment down to 3.6% in April, the lowest rate since 1969.

Meanwhile, cash continues to build up on corporate balance sheets, with over $5.4 trillion for the S&P 500® companies alone. Companies have been spending on investments, and importantly, they have also been returning capital to shareholders. Stock buybacks had a record year in 2018, climbing to $806.4 billion for S&P 500® companies. Share repurchases continued strong into 2019, with S&P 500® companies repurchasing $227 billion worth of stock in the first quarter, an increase of 59% compared to the first quarter of 2018. Dividends are also on the rise, with S&P 500® companies raising their dividends at about 7% annually over the last three years.

And, as I have said many times and continue to believe, there is no sign of the euphoria that generally precedes a bear market. Some investors may think this bull market, now in its 11th year, is “long in the tooth.” I disagree. If you step back, tune out some of the noise, and look at the market from 30,000 feet, the fundamentals point to a continued bull market. I believe the U.S. economy can continue growing at a pace of 2 to 3%, driving corporate profits higher, and I am very confident in the long-term outlook for this market.

  HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

Thank you for your continued trust and investment in the Hennessy Funds. We believe that there continue to be great opportunities throughout all parts of the market, and we remain steadfastly focused on managing our high-conviction portfolios for the long-term benefit of our shareholders.  Should you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index and the Dow Jones Industrial Average are unmanaged indices commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

Cash flow is a measure of a company’s financial strength and represents earnings before depreciation, amortization, and non-cash charges. Forward PE, or price to earnings, is a valuation measure calculated by dividing a company’s market price per share by its expected earnings per share over the following 12 months.  Earnings growth is not a measure of a fund’s future performance.

Standard & Poor’s Financial Services LLC is the source and owner of the S&P® and S&P 500® trademarks.

The Dow Jones Industrial Average is the property of the Dow Jones & Company, Inc. Dow Jones & Company, Inc. is not affiliated with the Fund or its investment advisor. Dow Jones & Company, Inc. has not participated in any way in the creation of the Fund or in the selection of stocks included in the Fund and has not approved any information included in this report.

HENNESSY FUNDS	1-800-966-4354
3

Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2019

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Small Cap Financial Fund –
Investor Class (HSFNX)	4.35%	-5.97%	7.79%	10.69%
Hennessy Small Cap Financial Fund –
Institutional Class (HISFX)	4.59%	-5.58%	8.22%	11.01%
Russell 2000® Financial
Services Index	6.47%	4.21%	10.02%	13.22%
Russell 2000® Index	6.06%	4.61%	8.63%	14.10%

Expense ratios:  1.55% (Investor Class); 1.16% (Institutional Class)

(1)	Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods on or prior to October 26, 2012, is that of the FBR Small Cap Financial Fund.

The Russell 2000® Financial Services Index is commonly used to measure the performance of U.S. small-capitalization Financial Services sector stocks. The Russell 2000® Index is commonly used to measure the performance of U.S. small-capitalization stocks. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with SEC regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

  HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2019 (Unaudited)

HENNESSY SMALL CAP FINANCIAL FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Meridian Bancorp, Inc.	4.94%
First BanCorp.	4.76%
ConnectOne Bancorp, Inc.	4.68%
Union Bankshares Corp.	4.51%
Brookline Bancorp, Inc.	4.32%
OceanFirst Financial Corp.	4.21%
Hingham Institution for Savings	4.17%
Independent Bank Corp.	3.90%
Sterling Bancorp	3.81%
Banc of California, Inc.	3.79%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
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COMMON STOCKS – 96.45%	Number		% of
	of Shares	Value	Net Assets
Financials – 96.45%
Ameris Bancorp	20,000	$729,200	0.53%
Banc of California, Inc.	360,000	5,223,600	3.79%
BankUnited, Inc.	60,000	2,194,800	1.59%
Banner Corp.	23,000	1,219,460	0.89%
Berkshire Hills Bancorp, Inc.	165,000	4,948,350	3.59%
Brookline Bancorp, Inc.	395,000	5,944,750	4.32%
Columbia Financial, Inc. (a)	210,000	3,330,600	2.42%
ConnectOne Bancorp, Inc.	295,000	6,439,850	4.68%
Dime Community Bancshares, Inc.	65,000	1,309,750	0.95%
Eagle Bancorp, Inc. (a)	70,000	3,868,200	2.81%
First BanCorp. (b)	580,000	6,554,000	4.76%
First Midwest Bancorp, Inc.	30,000	644,100	0.47%
Franklin Financial Network, Inc.	175,000	4,838,750	3.51%
Hancock Whitney Corp.	12,000	524,880	0.38%
HarborOne Bancorp, Inc. (a)	135,000	2,527,200	1.84%
Hingham Institution for Savings	31,000	5,735,310	4.17%
IBERIABANK Corp.	40,000	3,180,000	2.31%
Independent Bank Corp.	67,000	5,375,410	3.90%
Kearny Financial Corp. of Maryland	310,000	4,340,000	3.15%
Lakeland Bancorp, Inc.	285,000	4,719,600	3.43%
Meridian Bancorp, Inc.	395,000	6,801,900	4.94%
Midland States Bancorp, Inc.	140,000	3,754,800	2.73%
OceanFirst Financial Corp.	230,000	5,791,400	4.21%
Opus Bank	235,000	5,139,450	3.73%
PacWest Bancorp	70,000	2,768,500	2.01%
Sterling Bancorp	245,000	5,247,900	3.81%
Synovus Financial Corp.	45,000	1,658,700	1.21%
Texas Capital Bancshares, Inc. (a)	65,000	4,207,450	3.06%
TriCo Bancshares	100,000	3,991,000	2.90%
Union Bankshares Corp.	170,000	6,205,000	4.51%
United Financial Bancorp, Inc.	220,000	2,901,800	2.11%
Veritex Holdings, Inc.	110,000	2,916,100	2.12%
Washington Federal, Inc.	90,000	2,982,600	2.17%
Western Alliance Bancorp (a)	20,000	955,600	0.69%

The accompanying notes are an integral part of these financial statements.

  HENNESSYFUNDS.COM
6

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Financials (Continued)
Wintrust Financial Corp.	30,000	$2,286,000	1.66%
WSFS Financial Corp.	35,000	1,511,300	1.10%
		132,767,310	96.45%
Total Common Stocks
(Cost $114,989,607)		132,767,310	96.45%

SHORT-TERM INVESTMENTS – 5.16%

Money Market Funds – 5.16%
Fidelity Government Portfolio, Institutional Class, 2.31% (c)	6,978,000	6,978,000	5.07%
The Government & Agency Portfolio, Institutional Class, 2.34% (c)	130,788	130,788	0.09%
		7,108,788	5.16%
Total Short-Term Investments
(Cost $7,108,788)		7,108,788	5.16%

Total Investments
(Cost $122,098,395) – 101.61%		139,876,098	101.61%
Liabilities in Excess of Other Assets – (1.61)%		(2,211,474)	(1.61)%

TOTAL NET ASSETS – 100.00%		$137,664,624	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of April 30, 2019.

Summary of Fair Value Exposure as of April 30, 2019

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2019 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Financials	$132,767,310	$—	$—	$132,767,310
Total Common Stocks	$132,767,310	$—	$—	$132,767,310
Short-Term Investments
Money Market Funds	$7,108,788	$—	$—	$7,108,788
Total Short-Term Investments	$7,108,788	$—	$—	$7,108,788
Total Investments	$139,876,098	$—	$—	$139,876,098

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
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Financial Statements

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

ASSETS:
Investments in securities, at value (cost $122,098,395)	$139,876,098
Dividends and interest receivable	66,440
Receivable for fund shares sold	103,570
Receivable for securities sold	1,276,674
Prepaid expenses and other assets	32,607
Total assets	141,355,389

LIABILITIES:
Payable for securities purchased	2,593,529
Payable for fund shares redeemed	889,259
Payable to advisor	101,676
Payable to administrator	16,660
Payable to auditor	11,120
Accrued distribution fees	18,153
Accrued service fees	9,133
Accrued trustees fees	4,440
Accrued expenses and other payables	46,795
Total liabilities	3,690,765
NET ASSETS	$137,664,624

NET ASSETS CONSISTS OF:
Capital stock	$120,071,527
Total distributable earnings	17,593,097
Total net assets	$137,664,624

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$111,868,363
Shares issued and outstanding	5,221,756
Net asset value, offering price, and redemption price per share	$21.42

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$25,796,261
Shares issued and outstanding	2,015,850
Net asset value, offering price, and redemption price per share	$12.80

The accompanying notes are an integral part of these financial statements.

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8

STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

INVESTMENT INCOME:
Dividend income	$1,333,690
Interest income	134,609
Total investment income	1,468,299

EXPENSES:
Investment advisory fees (See Note 5)	644,748
Sub-transfer agent expenses – Investor Class (See Note 5)	131,939
Sub-transfer agent expenses – Institutional Class (See Note 5)	8,596
Distribution fees – Investor Class (See Note 5)	86,147
Administration, accounting, custody, and transfer agent fees (See Note 5)	67,593
Service fees – Investor Class (See Note 5)	57,431
Federal and state registration fees	22,840
Compliance expense (See Note 5)	12,846
Reports to shareholders	11,211
Audit fees	11,122
Trustees’ fees and expenses	9,070
Legal fees	434
Other expenses	9,760
Total expenses	1,073,737
NET INVESTMENT INCOME	$394,562

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$653,015
Net change in unrealized appreciation/depreciation on investments	4,776,162
Net gain on investments	5,429,177
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,823,739

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2019	Year Ended
	(Unaudited)	October 31, 2018
OPERATIONS:
Net investment income	$394,562	$362,610
Net realized gain on investments	653,015	12,332,055
Net change in unrealized
appreciation/depreciation on investments	4,776,162	(27,410,886)
Net increase (decrease) in net
assets resulting from operations	5,823,739	(14,716,221)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(7,622,114)	(12,667,248)
Distributable earnings – Institutional Class	(2,386,465)	(2,810,391)
Total distributions	(10,008,579)	(15,477,639)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	7,258,723	21,302,624
Proceeds from shares subscribed – Institutional Class	3,917,847	22,839,938
Dividends reinvested – Investor Class	7,476,720	12,401,989
Dividends reinvested – Institutional Class	2,340,222	2,696,156
Cost of shares redeemed – Investor Class	(22,230,023)	(62,443,809)
Cost of shares redeemed – Institutional Class	(14,575,760)	(20,874,270)
Net decrease in net assets derived
from capital share transactions	(15,812,271)	(24,077,372)
TOTAL DECREASE IN NET ASSETS	(19,997,111)	(54,271,232)

NET ASSETS:
Beginning of period	157,661,735	211,932,967
End of period	$137,664,624	$157,661,735

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	378,982	852,589
Shares sold – Institutional Class	318,423	1,489,112
Shares issued to holders as reinvestment
of dividends – Investor Class	373,487	506,624
Shares issued to holders as reinvestment
of dividends – Institutional Class	195,642	182,573
Shares redeemed – Investor Class	(1,086,778)	(2,490,267)
Shares redeemed – Institutional Class	(1,184,282)	(1,402,574)
Net decrease in shares outstanding	(1,004,526)	(861,943)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2019
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$21.96

Income from investment operations:
Net investment income (loss)	0.05	(1)
Net realized and unrealized gains (losses) on investments	0.80
Total from investment operations	0.85

Less distributions:
Dividends from net investment income	(0.07)
Dividends from net realized gains	(1.32)
Total distributions	(1.39)
Paid-in capital from redemption fees	—
Net asset value, end of period	$21.42

TOTAL RETURN	4.35	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$111.87
Ratio of expenses to average net assets	1.58	%(4)
Ratio of net investment income (loss) to average net assets	0.46	%(4)
Portfolio turnover rate(5)	23	%(3)

(1)	Calculated using the average shares outstanding method.
(2)	Amount is between $(0.005) and $0.005.
(3)	Not annualized.
(4)	Annualized.
(5)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2018		2017	2016	2015	2014

$26.02		$23.48	$23.81	$24.13	$25.40

0.03		(0.04)	0.10	0.03 (1)	(0.10)
(2.12)		5.83	1.20	2.99	0.49
(2.09)		5.79	1.30	3.02	0.39

(0.00	)(2)	(0.06)	(0.03)	—	(0.06)
(1.97)		(3.19)	(1.60)	(3.34)	(1.60)
(1.97)		(3.25)	(1.63)	(3.34)	(1.66)
—		—	—	—	0.00 (2)
$21.96		$26.02	$23.48	$23.81	$24.13

(8.79)%		25.03%	5.80%	14.51%	1.40%

$122.00		$174.01	$132.09	$218.50	$193.09
1.54%		1.52%	1.54%	1.50%	1.44%
0.11%		(0.06)%	0.38%	0.17%	(0.36)%
28%		46%	46%	49%	47%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2019
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$13.28

Income from investment operations:
Net investment income (loss)	0.05	(1)
Net realized and unrealized gains (losses) on investments	0.47
Total from investment operations	0.52

Less distributions:
Dividends from net investment income	(0.18)
Dividends from net realized gains	(0.82)
Total distributions	(1.00)
Net asset value, end of period	$12.80

TOTAL RETURN	4.59	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$25.79
Ratio of expenses to average net assets	1.16	%(3)
Ratio of net investment income (loss) to average net assets	0.91	%(3)
Portfolio turnover rate(4)	23	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2018	2017	2016	2015	2014

$15.69	$14.23	$14.39	$14.53	$15.96

0.07	0.02	0.09	0.06 (1)	(0.09)
(1.27)	3.56	0.75	1.81	0.40
(1.20)	3.58	0.84	1.87	0.31

(0.02)	(0.17)	(0.04)	—	(0.14)
(1.19)	(1.95)	(0.96)	(2.01)	(1.60)
(1.21)	(2.12)	(1.00)	(2.01)	(1.74)
$13.28	$15.69	$14.23	$14.39	$14.53

(8.42)%	25.56%	6.22%	14.91%	1.70%

$35.66	$37.92	$21.27	$25.94	$42.23
1.15%	1.15%	1.17%	1.17%	1.12%
0.51%	0.30%	0.72%	0.48%	(0.04)%
28%	46%	46%	49%	47%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2019 (Unaudited)

1).  ORGANIZATION

The Hennessy Small Cap Financial Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is capital appreciation. The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

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NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest $0.01. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

3).  SECURITIES VALUATION

The Fund follows fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop

HENNESSY FUNDS	1-800-966-4354
17

the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In

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NOTES TO THE FINANCIAL STATEMENTS

addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee, which is comprised of representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2019, are included in the Schedule of Investments.

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4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2019, were $30,628,949 and $44,154,191, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2019.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (collectively, the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During the six months ended April 30, 2019, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.90%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

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NOTES TO THE FINANCIAL STATEMENTS

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar Distributors, LLC is an affiliate of Fund Services and U.S. Bank N.A.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2019, the Fund did not have any borrowings outstanding under the line of credit.

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8).  FEDERAL TAX INFORMATION

As of October 31, 2018, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$144,911,472
Gross tax unrealized appreciation	$20,712,537
Gross tax unrealized depreciation	(8,398,587)
Net tax unrealized appreciation/(depreciation)	$12,313,950
Undistributed ordinary income	$304,362
Undistributed long-term capital gains	9,159,625
Total distributable earnings	$9,463,987
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$21,777,937

The difference between book-basis unrealized appreciation/depreciation (as shown in the Statement of Assets and Liabilities) and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2018, the Fund had no tax basis capital losses to offset future capital gains.

As of October 31, 2018, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2017, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2019 (year to date) and fiscal year 2018, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2019	October 31, 2018
Ordinary income(1)	$848,924	$1,372,736
Long-term capital gain	9,159,655	14,104,903
	$10,008,579	$15,477,639

(1)  Ordinary income includes short-term capital gain.

9).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2019, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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NOTES TO THE FINANCIAL STATEMENTS/EXPENSE EXAMPLE

Expense Example (Unaudited)
April 30, 2019

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2018, through April 30, 2019.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” or “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

HENNESSY FUNDS	1-800-966-4354
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	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2018	April 30, 2019	During Period(1)
Investor Class
Actual	$1,000.00	$1,043.50	$8.01
Hypothetical (5% return before expenses)	$1,000.00	$1,016.96	$7.90

Institutional Class
Actual	$1,000.00	$1,045.90	$5.88
Hypothetical (5% return before expenses)	$1,000.00	$1,019.04	$5.81

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.58% for Investor Class shares or 1.16% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the one-half year period).

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EXPENSE EXAMPLE — ELECTRONIC DELIVERY

How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

For periods ending on or prior to January 31, 2019, the Fund has filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. For periods ending on or after April 30, 2019, the Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-Q and Forms N-PORT are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2018 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 94.94%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Funds offer shareholders the option to receive account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery, please visit www.hennessyfunds.com. You may change your delivery preference at any time by visiting our website or calling U.S. Bank Global Fund Services at 1-800-261-6950.

HENNESSY FUNDS	1-800-966-4354
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Board Approval of Investment Advisory
Agreement

At its meeting on March 12, 2019, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process of approving the continuation of the advisory agreement, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	An inventory of the services provided by the Advisor to the Fund;

(4)	A written discussion of economies of scale;

(5)	A summary of the key terms of the advisory agreement;

(6)	A recent Fund fact sheet, which included performance information over various periods;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q.

All of the factors discussed were considered as a whole by the Trustees and by the Independent Trustees meeting in executive session. The factors were viewed in their totality by the Trustees, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review, the Trustees concluded that the Advisor provides high-quality services to the Fund and noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions.

(d)
The Advisor monitors compliance with federal securities laws, maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers, conducts on-site visits to the Fund’s service providers, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O, and cyber insurance coverage, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

(e)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(f)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

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(g)	The Advisor is actively involved with preparing regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(h)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(i)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Waterhouse, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(j)
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(k)	The Advisor provides a quarterly compliance certification to the Board.

(l)
The Advisor prepares or reviews all Board materials, frequently presents to the Board and leads Board discussions, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and also noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within the range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

(4)
The Trustees also considered whether the Advisor was realizing economies of scale that it should share with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund are asset-based fees, so the Advisor does not realize material economies of scale relating to those expenses as the assets of the Fund increase. For example, mutual fund platform fees increase as the Fund’s assets grow. The Trustees also considered the Advisor’s efforts to contain expenses through actions such as renegotiating service contracts, the Advisor’s significant marketing efforts to promote the Funds, the

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Advisor’s investments in personnel to manage the Funds, and the Advisor’s agreement to waive fees or lower its management fees in certain circumstances. The Trustees noted that it did not appear that the Advisor was realizing economies of scale at current asset levels and concluded that it would continue to monitor economies of scale in the future as circumstances changed.

(5)
The Trustees considered the profitability of the Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)
The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees, along with a very low level of turnover, and concluded that this was beneficial to the Fund and its shareholders.

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

HENNESSY FUNDS	1-800-966-4354
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For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19103-2529

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2019

HENNESSY TECHNOLOGY FUND

Investor Class  HTECX
Institutional Class  HTCIX

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY OF SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the annual and semi-annual reports will no longer be sent by mail unless you specifically request paper copies from the Hennessy Funds or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Hennessy Funds electronically by visiting www.hennessyfunds.com/account or by calling U.S. Bank Global Fund Services at 1-800-261-6950. If you own shares in a Fund through a financial intermediary, please contact your financial intermediary to make this election.

You may elect to receive paper copies of all future reports free of charge by calling U.S. Bank Global Fund Services at 1-800-261-6950 or, if you own your shares through a financial intermediary, by contacting your financial intermediary. Your election to receive paper copies of reports will apply to all Funds in the Hennessy Funds family.

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	23
Proxy Voting Policy and Proxy Voting Records	25
Availability of Quarterly Portfolio Schedule	25
Federal Tax Distribution Information	25
Important Notice Regarding Delivery of Shareholder Documents	25
Electronic Delivery	25
Board Approval of Investment Advisory Agreement	26

HENNESSY FUNDS	1-800-966-4354

May 2019

Dear Hennessy Funds Shareholder:

U.S. markets experienced another roller coaster ride between October 2018 and April 2019. While the markets chalked up good returns over the six-month period ended April 30, 2019, with the Dow Jones Industrial Average rising 7% and the S&P 500® Index rising 10%, the period included a steep drop during the last two months of 2018 followed by an equally steep recovery in early 2019. Brought on by fear over trade negotiations with China and rising short-term interest rates, this correction marked the sixth correction of more than 10% since 2010.  For the previous five corrections, which averaged a decline of 14%, the duration of the drop averaged a very quick 47 trading days from peak to trough, and then the market regained its prior “high” in just 118 trading days. This most recent correction was a little steeper, with a decline of 19% from peak to trough, and while the Dow hasn’t yet quite regained its prior high, we believe it’s only a matter of time. In my opinion, investors should come to expect these inevitable pullbacks as temporary corrections that every bull market experiences.

As you look at the markets today, I urge you to consider the fundamentals. Valuations remain reasonable with the Dow trading at a forward PE of 16x and the S&P 500® trading at 17x, which are slightly above their 10-year averages of 15x and 16x, respectively. Cash flow and earnings are at all-time highs. For the 90% of companies in the S&P 500® that have already reported first quarter earnings, 76% beat their earnings estimate and 59% beat their sales estimate.  Looking forward, we expect earnings to continue to grow at an average of approximately 10% annually both this year and next. Meanwhile, interest rates remain low, with the 30-year bond yield below 3% and mortgage rates at around 4%. The labor market is also strong with wages growing over 3% during the last nine months and unemployment down to 3.6% in April, the lowest rate since 1969.

Meanwhile, cash continues to build up on corporate balance sheets, with over $5.4 trillion for the S&P 500® companies alone. Companies have been spending on investments, and importantly, they have also been returning capital to shareholders. Stock buybacks had a record year in 2018, climbing to $806.4 billion for S&P 500® companies. Share repurchases continued strong into 2019, with S&P 500® companies repurchasing $227 billion worth of stock in the first quarter, an increase of 59% compared to the first quarter of 2018. Dividends are also on the rise, with S&P 500® companies raising their dividends at about 7% annually over the last three years.

And, as I have said many times and continue to believe, there is no sign of the euphoria that generally precedes a bear market. Some investors may think this bull market, now in its 11th year, is “long in the tooth.” I disagree. If you step back, tune out some of the noise, and look at the market from 30,000 feet, the fundamentals point to a continued bull market. I believe the U.S. economy can continue growing at a pace of 2 to 3%, driving corporate profits higher, and I am very confident in the long-term outlook for this market.

  HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

Thank you for your continued trust and investment in the Hennessy Funds. We believe that there continue to be great opportunities throughout all parts of the market, and we remain steadfastly focused on managing our high-conviction portfolios for the long-term benefit of our shareholders.  Should you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index and the Dow Jones Industrial Average are unmanaged indices commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

Cash flow is a measure of a company’s financial strength and represents earnings before depreciation, amortization, and non-cash charges. Forward PE, or price to earnings, is a valuation measure calculated by dividing a company’s market price per share by its expected earnings per share over the following 12 months.  Earnings growth is not a measure of a fund’s future performance.

Standard & Poor’s Financial Services LLC is the source and owner of the S&P® and S&P 500® trademarks.

The Dow Jones Industrial Average is the property of the Dow Jones & Company, Inc. Dow Jones & Company, Inc. is not affiliated with the Fund or its investment advisor. Dow Jones & Company, Inc. has not participated in any way in the creation of the Fund or in the selection of stocks included in the Fund and has not approved any information included in this report.

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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2019

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Technology Fund –
Investor Class (HTECX)	19.64%	18.78%	11.97%	12.20%
Hennessy Technology Fund –
Institutional Class (HTCIX)(2)	19.72%	19.07%	12.30%	12.48%
NASDAQ Composite Index	11.43%	15.82%	15.82%	18.14%
S&P 500® Index	9.76%	13.49%	11.63%	15.32%
Expense ratios:	Gross 3.71%, Net 1.24%(3) (Investor Class);
Gross 3.28%, Net 0.99%(3) (Institutional Class)

(1)	Periods of less than one year are not annualized.
(2)
The inception date of Institutional Class shares is March 12, 2010. Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to, and are higher than, those of Institutional Class shares.

(3)	The Fund’s investment advisor has contractually agreed to limit expenses until February 28, 2020.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods on or prior to October 26, 2012, is that of the FBR Technology Fund.

The NASDAQ Composite Index is a broad-based capitalization-weighted index of all common stocks listed on The NASDAQ Stock Market. The S&P 500® Index is commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index. These indices are used herein for comparative purposes in accordance with SEC regulations.

Standard & Poor’s Financial Services LLC is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2019 (Unaudited)

HENNESSY TECHNOLOGY FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
PROS Holdings, Inc.	1.87%
GreenSky, Inc.	1.86%
Aspen Technology, Inc.	1.83%
STMicroelectronics NV – ADR	1.82%
SolarEdge Technologies, Inc.	1.80%
Lam Research Corp.	1.76%
Sanmina Corp.	1.76%
Dropbox, Inc.	1.74%
Wix.com Ltd.	1.73%
Ultra Clean Holdings, Inc.	1.72%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
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COMMON STOCKS – 97.19%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 3.33%
Changyou.com Ltd. – ADR (b)	4,401	$85,600	1.68%
Match Group, Inc.	1,391	84,016	1.65%
		169,616	3.33%

Consumer Discretionary – 3.29%
Amazon.com, Inc. (a)	43	82,840	1.63%
Shutterfly, Inc. (a)	1,932	84,680	1.66%
		167,520	3.29%

Information Technology – 90.57%
Accenture PLC, Class A (b)	444	81,105	1.59%
Aerohive Networks, Inc. (a)	17,312	58,515	1.15%
Amkor Technology, Inc. (a)	9,094	82,392	1.62%
Apple, Inc.	409	82,074	1.61%
Applied Materials, Inc.	1,922	84,702	1.67%
Arrow Electronics, Inc. (a)	992	83,834	1.65%
Aspen Technology, Inc. (a)	762	92,895	1.83%
Automatic Data Processing, Inc.	483	79,400	1.56%
Benchmark Electronics, Inc.	2,877	77,765	1.53%
Booz Allen Hamilton Holding Corp.	1,332	78,974	1.55%
Box, Inc. (a)	4,029	83,078	1.63%
Cadence Design Systems, Inc. (a)	1,208	83,811	1.65%
CDW Corp.	793	83,741	1.65%
Celestica, Inc. (a)(b)	9,152	65,254	1.28%
Citrix Systems, Inc.	785	79,254	1.56%
Dropbox, Inc. (a)	3,628	88,451	1.74%
DXC Technology Co.	1,149	75,535	1.49%
EVERTEC, Inc. (b)	2,731	85,508	1.68%
EVO Payments, Inc. (a)	2,677	79,534	1.56%
F5 Networks, Inc. (a)	485	76,096	1.50%
Fair Isaac Corp. (a)	287	80,288	1.58%
Fiserv, Inc. (a)	876	76,422	1.50%
Fortinet, Inc. (a)	927	86,600	1.70%
GreenSky, Inc. (a)	5,924	94,665	1.86%
Hewlett Packard Enterprise Co.	4,921	77,801	1.53%
Ichor Holdings, Ltd. (a)(b)	3,353	84,428	1.66%

The accompanying notes are an integral part of these financial statements.

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6

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology (Continued)
International Business Machines Corp.	546	$76,587	1.51%
Intuit, Inc.	294	73,812	1.45%
Ituran Location and Control Ltd. (b)	2,216	81,482	1.60%
Jabil Circuit, Inc.	2,836	85,676	1.68%
KLA-Tencor Corp.	641	81,715	1.61%
Lam Research Corp.	432	89,610	1.76%
Mastercard, Inc., Class A	327	83,136	1.63%
NetApp, Inc.	1,112	81,009	1.59%
Palo Alto Networks, Inc. (a)	323	80,372	1.58%
Paychex, Inc.	967	81,528	1.60%
Paycom Software, Inc. (a)	411	83,240	1.64%
Paylocity Holding Corp. (a)	877	84,674	1.66%
PayPal Holdings, Inc. (a)	741	83,563	1.64%
Proofpoint, Inc. (a)	642	80,520	1.58%
PROS Holdings, Inc. (a)	1,853	94,948	1.87%
QIWI PLC – ADR (a)(b)	5,363	75,136	1.48%
Sanmina Corp. (a)	2,641	89,583	1.76%
Science Applications International Corp.	1,013	75,924	1.49%
Seagate Technology PLC (b)	1,641	79,293	1.56%
ServiceNow, Inc. (a)	318	86,340	1.70%
SMART Global Holdings, Inc. (a)(b)	3,817	82,982	1.63%
SolarEdge Technologies, Inc. (a)	2,067	91,568	1.80%
STMicroelectronics NV – ADR (b)	5,042	92,521	1.82%
Tech Data Corp. (a)	768	81,876	1.61%
Teradata Corp. (a)	1,794	81,573	1.60%
Texas Instruments, Inc.	706	83,188	1.64%
Ubiquiti Networks, Inc.	506	86,248	1.70%
Ultra Clean Holdings, Inc. (a)	7,306	87,453	1.72%
Vishay Intertechnology, Inc.	4,101	81,241	1.60%
Wix.com Ltd. (a)(b)	657	88,143	1.73%
		4,607,063	90.57%
Total Common Stocks
(Cost $4,123,285)		4,944,199	97.19%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
7

SHORT-TERM INVESTMENTS – 2.62%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 2.62%
Fidelity Government Portfolio, Institutional Class, 2.31% (c)	133,205	$133,205	2.62%

Total Short-Term Investments
(Cost $133,205)		133,205	2.62%

Total Investments
(Cost $4,256,490) – 99.81%		5,077,404	99.81%
Other Assets in Excess of Liabilities – 0.19%		9,475	0.19%

TOTAL NET ASSETS – 100.00%		$5,086,879	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
PLC – Public Limited Company
(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of April 30, 2019.

Summary of Fair Value Exposure as of April 30, 2019

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2019 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$169,616	$—	$—	$169,616
Consumer Discretionary	167,520	—	—	167,520
Information Technology	4,607,063	—	—	4,607,063
Total Common Stocks	$4,944,199	$—	$—	$4,944,199
Short-Term Investments
Money Market Funds	$133,205	$—	$—	$133,205
Total Short-Term Investments	$133,205	$—	$—	$133,205
Total Investments	$5,077,404	$—	$—	$5,077,404

The accompanying notes are an integral part of these financial statements.

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8

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2019 (Unaudited)

ASSETS:
Investments in securities, at value (cost $4,256,490)	$5,077,404
Dividends and interest receivable	1,396
Receivable for fund shares sold	2,000
Prepaid expenses and other assets	22,749
Due from advisor	6,108
Total assets	5,109,657

LIABILITIES:
Payable to auditor	11,470
Accrued distribution fees	1,274
Accrued service fees	302
Accrued trustees fees	4,320
Accrued expenses and other payables	5,412
Total liabilities	22,778
NET ASSETS	$5,086,879

NET ASSETS CONSISTS OF:
Capital stock	$4,226,736
Total distributable earnings	860,143
Total net assets	$5,086,879

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$3,809,404
Shares issued and outstanding	203,002
Net asset value, offering price, and redemption price per share	$18.77

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$1,277,475
Shares issued and outstanding	66,423
Net asset value, offering price, and redemption price per share	$19.23

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the six months ended April 30, 2019 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$21,479
Interest income	1,469
Total investment income	22,948

EXPENSES:
Investment advisory fees (See Note 5)	16,566
Federal and state registration fees	17,329
Compliance expense (See Note 5)	12,846
Audit fees	10,944
Trustees’ fees and expenses	8,318
Reports to shareholders	2,922
Sub-transfer agent expenses – Investor Class (See Note 5)	2,679
Sub-transfer agent expenses – Institutional Class (See Note 5)	201
Distribution fees – Investor Class (See Note 5)	2,512
Administration, accounting, custody, and transfer agent fees (See Note 5)	2,121
Service fees – Investor Class (See Note 5)	1,675
Other expenses	2,169
Total expenses before reimbursement by advisor	80,282
Expense reimbursement by advisor – Investor Class (See Note 5)	(41,036)
Expense reimbursement by advisor – Institutional Class (See Note 5)	(13,120)
Net expenses	26,126
NET INVESTMENT LOSS	$(3,178)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$68,121
Net change in unrealized appreciation/depreciation on investments	773,667
Net gain on investments	841,788
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$838,610

(1)	Net of foreign taxes withheld and issuance fees of $581.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2019	Year Ended
	(Unaudited)	October 31, 2018
OPERATIONS:
Net investment loss	$(3,178)	$(13,817)
Net realized gain on investments	68,121	629,547
Net change in unrealized
appreciation/depreciation on investments	773,667	(302,826)
Net increase in net assets resulting from operations	838,610	312,904

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(408,753)	(284,124)
Distributable earnings – Institutional Class	(138,694)	(107,305)
Total distributions	(547,447)	(391,429)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	214,441	552,927
Proceeds from shares subscribed – Institutional Class	64,532	88,271
Dividends reinvested – Investor Class	401,355	278,793
Dividends reinvested – Institutional Class	137,038	106,216
Cost of shares redeemed – Investor Class	(331,386)	(654,226)
Cost of shares redeemed – Institutional Class	(88,866)	(308,951)
Net increase in net assets derived
from capital share transactions	397,114	63,030
TOTAL INCREASE (DECREASE) IN NET ASSETS	688,277	(15,495)

NET ASSETS:
Beginning of period	4,398,602	4,414,097
End of period	$5,086,879	$4,398,602

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	12,925	29,132
Shares sold – Institutional Class	3,691	4,606
Shares issued to holders as reinvestment
of dividends – Investor Class	26,633	16,634
Shares issued to holders as reinvestment
of dividends – Institutional Class	8,881	6,208
Shares redeemed – Investor Class	(19,938)	(35,601)
Shares redeemed – Institutional Class	(5,156)	(16,346)
Net increase in shares outstanding	27,036	4,633

The accompanying notes are an integral part of these financial statements.

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11

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2019
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$18.04

Income from investment operations:
Net investment loss	(0.02	)(1)
Net realized and unrealized gains on investments	3.01
Total from investment operations	2.99

Less distributions:
Dividends from net realized gains	(2.26)
Total distributions	(2.26)
Net asset value, end of period	$18.77

TOTAL RETURN	19.64	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$3.81
Ratio of expenses to average net assets:
Before expense reimbursement	3.68	%(3)
After expense reimbursement	1.23	%(3)
Ratio of net investment loss to average net assets:
Before expense reimbursement	(2.66	)%(3)
After expense reimbursement	(0.21	)%(3)
Portfolio turnover rate(5)	91	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)
The Fund’s current expense limitation agreement, which became effective on February 28, 2017, was in effect for eight months of the year ended October 31, 2017. The Fund previously had an expense limitation agreement in effect from October 26, 2012, to February 28, 2015.

(5)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2018	2017		2016	2015	2014

$18.46	$15.82		$15.36	$14.86	$13.57

(0.05)	(0.23)		(0.68)	(0.38)	(0.23)
1.26	2.87		1.14	0.88	1.52
1.21	2.64		0.46	0.50	1.29

(1.63)	—		—	—	—
(1.63)	—		—	—	—
$18.04	$18.46		$15.82	$15.36	$14.86

7.25%	16.69%		2.99%	3.36%	9.51%

$3.31	$3.20		$2.91	$4.04	$4.99

3.70%	4.16%		3.61%	3.13%	2.92%
1.23%	2.15	%(4)	3.61%	2.75%	1.95%

(2.83)%	(3.16)%		(2.92)%	(2.30)%	(2.53)%
(0.36)%	(1.15	)%(4)	(2.92)%	(1.92)%	(1.55)%
225%	267%		80%	163%	204%

The accompanying notes are an integral part of these financial statements.

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13

Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2019
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$18.47

Income from investment operations:
Net investment income (loss)	0.00	(1)(2)
Net realized and unrealized gains on investments	3.07
Total from investment operations	3.07

Less distributions:
Dividends from net realized gains	(2.31)
Total distributions	(2.31)
Net asset value, end of period	$19.23

TOTAL RETURN	19.72	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$1.28
Ratio of expenses to average net assets:
Before expense reimbursement	3.31	%(4)
After expense reimbursement	0.98	%(4)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(2.28	)%(4)
After expense reimbursement	0.05	%(4)
Portfolio turnover rate(6)	91	%(3)

(1)	Calculated using the average shares outstanding method.
(2)	Amount is between $(0.005) and $0.005.
(3)	Not annualized.
(4)	Annualized.
(5)
The Fund’s current expense limitation agreement, which became effective on February 28, 2017, was in effect for eight months of the year ended October 31, 2017. The Fund previously had an expense limitation agreement in effect from October 26, 2012, to February 28, 2015.

(6)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2018	2017		2016	2015	2014

$18.85	$16.11		$15.58	$15.02	$13.68

0.01	(0.12)		(0.43)	(0.25)	(0.26)
1.28	2.86		0.96	0.81	1.60
1.29	2.74		0.53	0.56	1.34

(1.67)	—		—	—	—
(1.67)	—		—	—	—
$18.47	$18.85		$16.11	$15.58	$15.02

7.54%	17.01%		3.40%	3.73%	9.80%

$1.09	$1.22		$0.90	$0.95	$0.93

3.27%	3.74%		3.28%	2.76%	2.60%
0.98%	1.77	%(5)	3.28%	2.44%	1.70%

(2.41)%	(2.74)%		(2.59)%	(1.92)%	(2.23)%
(0.12)%	(0.77	)%(5)	(2.59)%	(1.60)%	(1.33)%
225%	267%		80%	163%	204%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2019 (Unaudited)

1).  ORGANIZATION

The Hennessy Technology Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term capital appreciation. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

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16

NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest $0.01. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the impact of this change in guidance and, due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

3).  SECURITIES VALUATION

The Fund follows fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop

HENNESSY FUNDS	1-800-966-4354
17

the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In

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18

NOTES TO THE FINANCIAL STATEMENTS

addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee, which is comprised of representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2019, are included in the Schedule of Investments.

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4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2019, were $4,034,967 and $4,067,506, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2019.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (collectively, the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During the six months ended April 30, 2019, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

The Advisor has contractually agreed to limit total annual operating expenses to 0.98% of the Fund’s net assets for both Investor Class shares and Institutional Class shares (excluding all federal, state and local taxes, interest, brokerage commissions, 12b-1 fees, shareholder servicing fees payable to the Advisor, extraordinary items, and acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities) through February 28, 2020.

For three years following the date on which expenses were waived or incurred, the Advisor may recoup waived or reimbursed expenses from the Fund if total operating expenses, including such recoupment, does not exceed the expense limitation in effect (i) at the time the Advisor waived or reimbursed such expenses and (ii) at the time the Advisor recoups such expenses. As of April 30, 2019, expenses subject to potential recovery for Investor Class and Institutional Class shares and the fiscal years in which they expire were as follows:

	Fiscal Year	Fiscal Year	Fiscal Year
	2020	2021	2022	Total
Investor Class	$58,612	$83,351	$41,036	$182,999
Institutional Class	$20,906	$26,820	$13,120	$60,846

The Advisor did not recoup expenses during the six months ended April 30, 2019.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average

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20

NOTES TO THE FINANCIAL STATEMENTS

daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar Distributors, LLC is an affiliate of Fund Services and U.S. Bank N.A.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2019, are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

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7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2019, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2018, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$4,400,905
Gross tax unrealized appreciation	$423,601
Gross tax unrealized depreciation	(402,056)
Net tax unrealized appreciation/(depreciation)	$21,545
Undistributed ordinary income	$381,138
Undistributed long-term capital gains	166,307
Total distributable earnings	$547,445
Other accumulated gain/(loss)	$(10)
Total accumulated gain/(loss)	$568,980

The difference between book-basis unrealized appreciation/depreciation (as shown in the Statement of Assets and Liabilities) and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2018, the Fund had no tax basis capital losses to offset future capital gains.

As of October 31, 2018, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2017, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2019 (year to date) and fiscal year 2018, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2019	October 31, 2018
Ordinary income(1)	$381,140	$—
Long-term capital gain	166,307	391,429
	$547,447	$391,429

(1)  Ordinary income includes short-term capital gain.

9).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2019, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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NOTES TO THE FINANCIAL STATEMENTS/EXPENSE EXAMPLE

Expense Example (Unaudited)
April 30, 2019

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2018, through April 30, 2019.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15 annual maintenance fee. The example below includes, but is not limited to, management fees, shareholder servicing fees, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” or “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2018	April 30, 2019	During Period(1)
Investor Class
Actual	$1,000.00	$1,196.40	$6.70
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.16

Institutional Class
Actual	$1,000.00	$1,197.20	$5.34
Hypothetical (5% return before expenses)	$1,000.00	$1,019.93	$4.91

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.23% for Investor Class shares or 0.98% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the one-half year period).

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EXPENSE EXAMPLE — ELECTRONIC DELIVERY

How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 1-800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

For periods ending on or prior to January 31, 2019, the Fund has filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. For periods ending on or after April 30, 2019, the Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-Q and Forms N-PORT are available on the SEC’s website at www.sec.gov or on request by calling 1-800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2018 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

The Funds offer shareholders the option to receive account statements, prospectuses, tax forms, and shareholder reports online. To sign up for eDelivery, please visit www.hennessyfunds.com. You may change your delivery preference at any time by visiting our website or calling U.S. Bank Global Fund Services at 1-800-261-6950.

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25

Board Approval of Investment Advisory
Agreement

At its meeting on March 12, 2019, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process of approving the continuation of the advisory agreement, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	An inventory of the services provided by the Advisor to the Fund;

(4)	A written discussion of economies of scale;

(5)	A summary of the key terms of the advisory agreement;

(6)	A recent Fund fact sheet, which included performance information over various periods;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q.
All of the factors discussed were considered as a whole by the Trustees and by the Independent Trustees meeting in executive session. The factors were viewed in their totality by the Trustees, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review, the Trustees concluded that the Advisor provides high-quality services to the Fund and noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions.

(d)
The Advisor monitors compliance with federal securities laws, maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers, conducts on-site visits to the Fund’s service providers, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O, and cyber insurance coverage, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

(e)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(f)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

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(g)	The Advisor is actively involved with preparing regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(h)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(i)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Waterhouse, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(j)
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(k)	The Advisor provides a quarterly compliance certification to the Board.

(l)
The Advisor prepares or reviews all Board materials, frequently presents to the Board and leads Board discussions, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and also noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within the range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

(4)
The Trustees also considered whether the Advisor was realizing economies of scale that it should share with the Fund’s shareholders. The Trustees noted that many of the expenses incurred to manage the Fund are asset-based fees, so the Advisor does not realize material economies of scale relating to those expenses as the assets of the Fund increase. For example, mutual fund platform fees increase as the Fund’s assets grow. The Trustees also considered the Advisor’s efforts to contain expenses through actions such as renegotiating service contracts, the Advisor’s significant marketing efforts to promote the Funds, the

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Advisor’s investments in personnel to manage the Funds, and the Advisor’s agreement to waive fees or lower its management fees in certain circumstances. The Trustees noted that it did not appear that the Advisor was realizing economies of scale at current asset levels and concluded that it would continue to monitor economies of scale in the future as circumstances changed.

(5)
The Trustees considered the profitability of the Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)
The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees, along with a very low level of turnover, and concluded that this was beneficial to the Fund and its shareholders.

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

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For information, questions, or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19103-2529

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

The Schedules of Investments are included as part of the reports to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a‑3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing of an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Rule 30a‑2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. Not applicable.

(b)	Certifications pursuant to Rule 30a‑2(b) under the Act and Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HENNESSY FUNDS TRUST
(Registrant)

By:      /s/ Neil J. Hennessy
Neil J. Hennessy
President

Date:  July 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Neil J. Hennessy Neil J. Hennessy, President
Date: July 5, 2019

By: /s/ Teresa M. Nilsen Teresa M. Nilsen, Treasurer
Date: July 5, 2019